UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2022

Flame Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 3300 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 579-6106

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	FLME.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FLME	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLME.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

IMPORTANT NOTICES

Additional Information and Where to Find It

This communication relates to the proposed Business Combination (as defined below) between Flame Acquisition Corp., a Delaware corporation (“Flame”), Sable Offshore Corp., a Texas corporation (“Sable”) and Sable Offshore Holdings LLC, a Delaware limited liability company (“Holdco”). In connection with the proposed Business Combination, Flame will file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). Flame will also file other documents regarding the proposed Business Combination with the SEC. The Proxy Statement will be sent or given to the Flame stockholders and will contain important information about the Business Combination and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE BUSINESS COMBINATION AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (AS DEFINED BELOW). You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Flame with the SEC at the SEC’s website at www.sec.gov. You may also obtain Flame’s documents on its website at www.flameacq.com.

Participants in Solicitation

Flame, Sable and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Business Combination and may have direct or indirect interests in the Business Combination. Information about Flame’s directors and executive officers is set forth in Flame’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 4, 2022 (the “Annual Report on Form 10-K”), and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This communication contains a number of “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include information concerning the SYU Assets (as defined below), Sable’s or Flame’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and effects of regulation, including Sable’s ability to close the transaction to acquire the SYU Assets and Flame’s ability to close the transaction with Sable. When used in this communication, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “ expect,” “project,” “continue,” “plan,” “forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These forward-looking statements are based on Sable’s and Flame’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sable and Flame disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication. Sable and Flame caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sable and Flame, incidental to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, (a) the occurrence of any event, change or other circumstance that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Sable, Flame or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Flame, to obtain financing to complete the Business Combination or to satisfy other conditions to closing the Business Combination; (d) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (e) the ability

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to recommence production of the SYU Assets and the cost and time required therefor, and production levels once recommenced; (f) commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput; (g) uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes and regulatory risks; (h) the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production; (i) reductions in cash flow and lack of access to capital; (j) Flame’s ability to satisfy future cash obligations; (k) restrictions in existing or future debt agreements or structured or other financing arrangements; (l) the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions; and (m) the ability to recognize the anticipated benefits of the Business Combination. While forward-looking statements are based on assumptions and analyses that management of Flame and Sable believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this communication speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Proxy Statement and other documents filed by Flame from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Flame and Sable assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Flame nor Sable gives any assurance that any of Flame, Sable or the combined company will achieve its expectations.

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

On November 2, 2022, Flame Acquisition Corp., a Delaware corporation (“Flame”), entered into an Agreement and Plan of Merger, dated as of November 2, 2022 (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), with Sable Offshore Corp., a Texas corporation (“SOC”), and Sable Offshore Holdings, LLC, a Delaware limited liability company and the parent company of SOC (“Holdco” and, together with SOC, “Sable”). James C. Flores serves as Flame’s Chairman, Chief Executive Officer and President, and is also the sole equity owner of Holdco.

The independent members of the board of directors of Flame (the “Flame Board”) approved, and recommended that the Flame Board approve, the Merger Agreement and the transactions contemplated thereby. Subsequently, the Flame Board approved the Merger Agreement and the transactions contemplated thereby. In addition, board of directors of SOC and the sole member of Holdco each approved the Merger Agreement and the transactions contemplated thereby.

The Business Combination

The Merger Agreement provides for, among other things, the following transactions at the closing: (i) Holdco will merge with and into Flame, with Flame as the surviving company in the merger (the “Holdco Merger”), and (ii) immediately following the effective time of the Holdco Merger, SOC will merge with and into Flame, with Flame as the surviving company in the merger (the “SOC Merger”). The Holdco Merger together with the SOC Merger are referred to as the “Merger,” and the Merger and other transactions contemplated by the Merger Agreement are referred to as the “Business Combination.”

The closing of the Merger is expected to occur on the third business day after the satisfaction or waiver (if legally permissible) of the conditions set forth in the Merger Agreement, except as otherwise mutually agreed by the parties.

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In connection with the Business Combination, Flame will change its name to Sable Offshore Corp (“New Sable”). Upon the consummation of the Business Combination, the Flame Board will continue to be composed of four members. The directors of Flame prior to the consummation of the Business Combination will continue to serve as the directors of New Sable following the consummation of the Business Combination.

Business Combination Consideration

At the closing of the Business Combination (the “Closing”), on the terms and subject to the conditions of the Merger Agreement:

•

at the effective time of the Holdco Merger, all of the limited liability company membership interests in Holdco designated as Class A shares (“Holdco Class A shares”) issued and outstanding immediately prior to the effective time of the Holdco Merger, other than the shares described in the bullet point immediately below, will be converted into the right to receive 3,000,000 shares of Class A common stock, par value $0.0001 per share, of Flame (“Flame Class A common stock”);

•	at the effective time of the Holdco Merger, each Holdco Class A share held in treasury or owned by Flame will be canceled and no consideration will be delivered in exchange for those shares; and

•

at the effective time of the SOC Merger, each share of common stock, par value $0.01 per share, of SOC that is issued and outstanding immediately prior to the effective time of the SOC Merger will be canceled and no consideration will be delivered in exchange for those shares.

Founder Shares Conversion

In accordance with the terms and conditions of the Merger Agreement, and pursuant to the Flame certificate of incorporation, immediately prior to the effective time of the Holdco Merger, each share of Class B common stock, par value $0.0001 per share, of Flame, issued and outstanding immediately prior to the effective time of the Holdco Merger will automatically be converted into shares of Flame Class A common stock on a one-for-one basis.

Representations and Warranties; Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of Flame and Sable. Additionally, Sable made representations and warranties to Flame relating to the Sable-EM Purchase Agreement (as defined below) providing that (i) the representations and warranties of the parties to the Sable-EM Purchase Agreement are incorporated by reference in the Merger Agreement; and (ii) Sable has no reason to believe that (x) the conditions precedent to the financing contemplated by the Sable-EM Purchase Agreement and the Term Loan Agreement (as defined below) will not be satisfied on a timely basis, (y) the financing contemplated in the Term Loan Agreement will not be available in order to complete the transactions contemplated by the Sable-EM Purchase Agreement contemporaneously with the Closing or (z) any default or event of default under the Term Loan Agreement will occur upon the closing of the Term Loan Agreement.

The Merger Agreement contains customary covenants, including, among others, (i) covenants with respect to the conduct of the businesses of Flame and Sable prior to the Closing (subject to certain limitations), (ii) covenants providing for Flame and Sable to use commercially reasonable efforts to obtain necessary regulatory approvals, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) (subject to certain limitations and conditions), (iii) covenants requiring the parties to prepare and mutually agree upon, and a covenant of Flame to file with the SEC, a proxy statement relating to the Business Combination to be distributed to Flame’s stockholders (the “Proxy Statement”), and (iv) covenants requiring each of Flame and Sable not to solicit or negotiate with third parties regarding alternative transactions and to comply with certain related restrictions.

Additionally, Flame has agreed to include in the Proxy Statement a recommendation of the Flame Board to Flame’s stockholders that they approve the proposals included in the Proxy Statement. The Flame Board is entitled to change its recommendation if, at any time prior to obtaining the required approvals of Flame’s

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stockholders with respect to the Business Combination, the Flame Board determines in good faith after consultation with outside legal counsel, in response to an Intervening Event (as defined below), that the failure of the Flame Board to change such recommendation would be inconsistent with its fiduciary duties under applicable law. For this purpose, an “Intervening Event” refers to any of the following events, facts, developments, circumstances or occurrences occurring after the Merger Agreement was entered into that materially and adversely affects the business, assets, operations or prospects of Sable: (i) the issuance of a final, non-appealable governmental order denying an application filed by Sable or Flame for any material permit that is or may be necessary for the construction, maintenance or operation of the assets to be acquired under the Sable-EM Purchase Agreement, (ii) the issuance by a court of a final, non-appealable order vacating or enjoining the effectiveness of any material permit that is or may be necessary for the construction, maintenance or operation of such assets, or (iii) the passage, enactment, enrollment, adoption, issuance or promulgation of any law that materially inhibits, wholly or partially, the construction, maintenance or operation of such assets.

The Merger Agreement also contains covenants requiring the parties to use their reasonable best efforts to (i) cause the transactions contemplated by the Sable-EM Purchase Agreement to be completed contemporaneously with the Closing, (ii) ensure the availability of the financing contemplated by the Sable-EM Purchase Agreement and the Term Loan Agreement, and to cause the conditions precedent to that financing to be timely satisfied, and (iii) consummate the transactions contemplated by the PIPE Subscription Agreements (as defined below).

Conditions to Each Party’s Obligations

The obligation of each of Flame and Sable to consummate the Merger is subject to certain closing conditions, including (i) the expiration of applicable waiting periods under the HSR Act, (ii) the receipt of required approvals of Flame’s stockholders with respect to the Business Combination, (iii) the preliminary Proxy Statement receiving clearance from the SEC, (iv) the completion (in accordance with the Merger Agreement and the Proxy Statement) of the offer by Flame to redeem shares of Flame common stock pursuant to the redemption rights of Flame public stockholders, (v) Flame having at least $5,000,001 of net tangible assets remaining after giving effect to the redemption of shares of Flame common stock pursuant to the redemption rights of Flame public stockholders and after receipt of the proceeds under the PIPE Subscription Agreements, and (vi) the contemporaneous completion of the transactions contemplated under the Sable-EM Purchase Agreement in accordance with the Merger Agreement and the Sable-EM Purchase Agreement (without waiver, modification or amendment to the Sable-EM Purchase Agreement, except as previously consented to in writing by Flame).

Additionally, the obligation of Flame to consummate the Merger is subject to certain closing conditions, including (i) Flame’s receipt of reasonably satisfactory evidence of the satisfaction of certain conditions precedent under the Sable-EM Purchase Agreement and the receipt by Sable of certain consents and documents, and (ii) Flame’s receipt of a certification from the Bureau of Ocean Energy Management that Flame is qualified to hold offshore oil and gas leases and rights-of-way pursuant to the Outer Continental Shelf Lands Act and applicable regulations. The obligation of Sable to consummate the Merger is subject to certain additional closing conditions, including the approval by the New York Stock Exchange of Flame’s listing application in connection with the Merger.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (i) by mutual written consent of Flame and Sable, (ii) by either Flame or Sable if the Closing has not occurred on or prior to June 30, 2023 (the “Termination Date”), provided that the terminating party or parties cannot terminate the Merger Agreement on this basis if its failure to fulfill an obligation under the Merger Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur prior to the Termination Date, (iii) by either Flame or Sable if the consummation of the Merger is permanently enjoined, prevented, prohibited or made illegal by the terms of a final, non-appealable governmental order or other law, (iv) by either Flame or Sable if the required approvals of Flame’s stockholders with respect to the Business Combination are not obtained at the special meeting of Flame’s stockholders; or (v) by either Flame or Sable, subject to certain exceptions, if there is any breach of any representation, warranty, covenant, or agreement on the part of the other party or parties such that certain conditions to the obligations of the parties cannot be satisfied, and the breach (or breaches) of such representations, warranties, covenants or agreements is (or are) not cured or cannot be cured within the earlier of (x) 30 days after written notice thereof, and (y) the Termination Date.

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If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than with respect to the parties’ mutual confidentiality covenants and Sable’s agreement to waive claims against the Trust Account, except in the case of Fraud or Willful Breach (as those terms are defined in the Merger Agreement) of the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement filed with this report.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in part by the disclosure schedules of Flame and Sable, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Flame’s management does not believe that the disclosure schedules contain information that is material to an investment decision.

Additionally, the representations and warranties of the parties to the Merger Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Current Report on Form 8-K. Accordingly, no person should rely on the representations and warranties in the Merger Agreement or the summaries thereof in this Current Report on Form 8-K as characterizations of the actual state of facts about Flame, Sable or any other matter.

PIPE Subscription Agreements

In connection the Business Combination, Holdco entered into subscription agreements (the “Sable PIPE Subscription Agreements”) with certain investors (such investors, the “Sable PIPE Investors”), pursuant to which the Sable PIPE Investors agreed to purchase, in the aggregate, 7,150,000 limited liability company membership interests in Holdco designated as Class B shares at $10.00 per share, for an aggregate commitment amount of approximately $71,500,000 (the “Sable PIPE Investment”).

The Sable PIPE Subscription Agreements provide that, in the event the Merger is consummated, the Sable PIPE Investors will be deemed to have subscribed for and will purchase Flame Class A common stock at the same price per share and, by operation of law pursuant to the Merger, Flame will have succeeded to Holdco’s obligations under the Sable PIPE Subscription Agreements. The Sable PIPE Subscription Agreements provide that, if the Merger is consummated, Flame must file a registration statement within 30 calendar days after consummation of the Merger registering the resale of the shares of Flame Class A common stock issued to the Sable PIPE Investors, and Flame must use its commercially reasonable efforts to have the registration statement declared effective by the SEC by the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies Flame that it will review the registration statement) following the closing of the Merger and (ii) the 10th business day after the date Flame is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review. Flame thereafter will be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective.

The closings under the Sable PIPE Subscription Agreements are expected to occur substantially concurrently with the consummation of the transactions contemplated by the Sable-EM Purchase Agreement and are conditioned thereon, as well as on other customary closing conditions. The Sable PIPE Subscription Agreements will be terminated, and be of no further force and effect, upon the earlier to occur of (i) the termination of the Sable-EM Purchase Agreement in accordance with its terms and (ii) July 31, 2023, if the closing has not occurred by such date.

The shares of Flame Class A common stock to be issued pursuant to the PIPE Subscription Agreements will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

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Flame intends to pursue additional private placement subscriptions under substantially similar subscription agreements (with revisions to reflect that Flame is entering into such subscription agreements and the subscribers will be subscribing for Flame Class A common stock directly) prior to the Closing (the “Flame PIPE Subscription Agreements”), provided that such additional subscriptions, together with the Sable PIPE Investment, will not exceed $400 million. The Sable PIPE Subscription Agreements and the Flame PIPE Subscription Agreements are referred to collectively as the “PIPE Subscription Agreements,” and the Sable PIPE Investors and any investors who enter into Flame PIPE Subscription Agreements are refereed to collectively as the “PIPE Investors.” A copy of the form Sable PIPE Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sable PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form Sable PIPE Subscription Agreement filed with this report.

Registration Rights Agreement

The Merger Agreement provides that, at the Closing, the holders of Holdco Class A shares immediately prior to the effective time of the Holdco Merger will enter into a registration rights agreement with Flame (the “Registration Rights Agreement”) pursuant to which the holders will be granted certain registration rights with respect to the Flame Class A common stock to be received as consideration in the Merger.

Pursuant to the Registration Rights Agreement, Flame will agree to file a registration statement within 30 calendar after the consummation of the Merger registering the resale of the registrable securities under the Registration Rights Agreement, and Flame must use its commercially reasonable efforts to have the registration statement declared effective by the SEC by the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies Flame that it will review the registration statement) following the closing of the Merger and (ii) the 10th business day after the date Flame is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be reviewed or will not be subject to further review. Flame thereafter will be required to maintain a registration statement that is continuously effective and to cause the registration statement to regain effectiveness in the event that it ceases to be effective. At any time the registration statement is effective, any holder signatory to the Registration Rights Agreement may request, one time in any 12-month period, to sell all or a portion of its securities that are registrable in an underwritten offering pursuant to the registration statement for a total offering price reasonably expected to exceed, in the aggregate, $25 million. In addition, the holders will have certain “piggyback” registration rights with respect to registrations initiated by Flame and other Flame stockholders. Flame will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement, subject to limited exceptions.

Pursuant to the Registration Rights Agreement, the holders of Holdco Class A shares immediately prior to the effective time of the Holdco Merger, subject to limited exceptions, will agree to a lock-up on their shares of Flame Class A common stock, pursuant to which such parties will agree to not transfer shares of Flame Class A common stock held by such parties for a period of three years following the Closing.

A copy of the form Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form Registration Rights Agreement filed with this report.

Advisors

Petrie Partners Securities, LLC is serving as financial advisor to the board of directors of Flame. Cowen and Company, LLC (“Cowen”), Intrepid Partners, LLC (“Intrepid”) and Jefferies LLC (“Jefferies”) are serving as joint financial advisors to Sable in connection with the transactions contemplated by the Sable-EM Purchase Agreement and the Business Combination. Cowen, Intrepid and Jefferies are serving as joint placement agents in connection with the Sable PIPE Investment.

Latham & Watkins LLP is serving as legal counsel to Flame. Bracewell LLP is serving as legal counsel to Sable. Kirkland & Ellis LLP is serving as legal counsel to Cowen, Intrepid and Jefferies.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Merger Agreement and the PIPE Subscription Agreements is incorporated by reference herein. The shares of Flame Class A common stock to be issued (i) in exchange for Holdco Class A shares pursuant to the Merger Agreement and (ii) pursuant to the PIPE Subscription Agreements, in each case, will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

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Item 7.01.	Regulation FD Disclosure.

On November 2, 2022, Flame and Sable issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Flame and Sable have prepared for use in presentations to the PIPE Investors and other persons with respect to the transactions contemplated by the Merger Agreement.

The statements under this Item 7.01 and Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01.	Other Events

Sable-EM Purchase Agreement and Term Loan Agreement

On November 1, 2022, SOC entered into a Purchase and Sale Agreement (the “Sable-EM Purchase Agreement”) pursuant to which SOC agreed to acquire from Exxon Mobil Corporation (“Exxon”) and Mobil Pacific Pipeline Company (“MPPC,” and together with Exxon, “EM”), certain assets constituting the Santa Ynez field in Federal waters offshore California and associated onshore processing and pipeline assets (such “Assets,” as defined in the Sable-EM Purchase Agreement, the “SYU Assets”). The SYU Assets include certain pipeline facilities, equipment, contracts, permits and related real property and easements acquired by EM and its subsidiary pursuant to an Asset Purchase and Sale Agreement, dated October 10, 2022 (the “EM-Plains Purchase Agreement”), by and between MPPC and Plains Pipeline L.P.

The transactions contemplated by the Sable-EM Purchase Agreement will be effective as of January 1, 2022 at 12:00:01 a.m. (Houston time) (the “Sable-EM Effective Time”). The aggregate consideration for the SYU Assets is $625 million (the “Sable-EM Purchase Price”), and 3% of the Sable-EM Purchase Price is required to be paid to EM at the closing as a down payment (the “Sable-EM Down Payment”). The Sable-EM Purchase Price is subject to certain other customary adjustments, including property expenses, proceeds and revenues, the value of all hydrocarbons in storage, property taxes, imbalances, overhead costs, materials and supply inventory values, title benefits, title defects, environmental defects, certain plugging and decommissioning of facilities, excluded assets, and casualty loss amounts. At the closing under the Sable-EM Purchase Agreement, SOC will also enter into a five-year secured term loan with Exxon (the “Term Loan Agreement”), which provides that SOC will pay to Exxon, on or before the payment due date, the principal amount of the Sable-EM Purchase Price, less the Sable-EM Down Payment, plus upward adjustments for (i) certain inventory and (ii) in the case that all governmental approvals necessary to begin installation of valves on certain pipelines have been obtained on or prior to the date of the closing of the transactions contemplated by the Sable-EM Purchase Agreement, an additional $75 million.

The closing of the transactions contemplated by the Sable-EM Purchase Agreement is scheduled to take place on February 1, 2023 (the “Sable-EM Scheduled Closing Date”), unless one or more of the conditions to closing described in the Sable-EM Purchase Agreement have not been satisfied as of the Sable-EM Scheduled Closing Date, in which case the closing will be held three business days after all such conditions have been satisfied or waived, or such other date as the parties may mutually agree in writing, but in no event later than June 30, 2023. Each of SOC’s and EM’s obligation to consummate the transactions contemplated by the Sable-EM Purchase Agreement is conditioned on, among other conditions, the Business Combination having been consummated or being consummated concurrently with the closing under the Sable-EM Purchase Agreement.

Upon the consummation of the Business Combination, and by virtue of the Merger, Flame will succeed by operation of law to all of the rights, privileges, liabilities and obligations of SOC under the Sable-EM Purchase Agreement and the Term Loan Agreement, including any rights, privileges, liabilities and obligations of EM under the EM-Plains Purchase Agreement which are acquired or assumed by SOC pursuant to the Sable-EM Purchase Agreement.

Copies of the Sable-EM Purchase Agreement, the Term Loan Agreement and the EM-Plains Purchase Agreement will be filed with the SEC prior to the distribution of the Proxy Statement to Flame’s shareholders, and the foregoing description of such agreements is qualified in its entirety by those agreements.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

2.1†	Agreement and Plan of Merger, dated November 2, 2022, by and among Flame Acquisition Corp., Sable Offshore Corp. and Sable Offshore Holdings LLC.

10.1*	Form of Subscription Agreement.

10.2	Form of Registration Rights Agreement.

99.1	Press Release, dated November 2, 2022.

99.2	Investor Presentation, dated November 2, 2022.

104	Cover page Interactive data file (embedded within the inline XBRL document).

†

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

9

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flame Acquisition Corp.

Date: November 2, 2022	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Chief Financial Officer and Secretary

10

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

dated as of

November 2, 2022

by and among

FLAME ACQUISITION CORP.

SABLE OFFSHORE CORP.

and

SABLE OFFSHORE HOLDINGS LLC

i

ARTICLE V REPRESENTATIONS AND WARRANTIES OF ACQUIROR		26

5.01	Organization, Standing and Corporate Power	26

5.02	Corporate Authority; Approval; Non-Contravention	26

5.03	Litigation	27

5.04	Compliance with Laws	27

5.05	Employee Benefit Plans	27

5.06	Financial Ability; Trust Account	28

5.07	Taxes	29

5.08	Brokers	30

5.09	Acquiror SEC Reports; Financial Statements; Sarbanes-Oxley Act	30

5.10	Business Activities; Absence of Changes	31

5.11	Proxy Statement	32

5.12	No Outside Reliance	32

5.13	Capitalization	33

5.14	NYSE Stock Market Quotation	34

5.15	Contracts; No Defaults	34

5.16	Title to Property	34

5.17	Investment Company Act	34

5.18	Affiliate Agreements	34

5.19	Takeover Statutes and Charter Provisions	35

5.20	No Other Representations or Warranties	35

ARTICLE VI COVENANTS OF THE COMPANY		35

6.01	Conduct of Business	35

6.02	Inspection	37

6.03	No Claim Against the Trust Account	37

6.04	Proxy Solicitation; Other Actions	38

6.05	Non-Solicitation; Acquisition Proposals	39

ARTICLE VII COVENANTS OF ACQUIROR		40

7.01	Indemnification and Insurance	40

7.02	Conduct of Acquiror During the Interim Period	41

7.03	Trust Account	43

7.04	Inspection	44

7.05	Acquiror NYSE Listing	44

7.06	Acquiror Public Filings	44

7.07	Additional Insurance Matters	44

7.08	Section 16 Matters	44

7.09	Exclusivity	45

7.10	Acquiror Equity Incentive Plan	45

7.11	Termination of Acquiror Affiliate Agreements	45

ARTICLE VIII JOINT COVENANTS		46

8.01	Support of Transaction	46

8.02	HSR Act and Regulatory Approvals	46

8.03	Preparation of Proxy Statement; Special Meeting	47

8.04	Tax Matters	49

8.05	Confidentiality; Publicity	50

8.06	Purchase and Sale Agreement	51

8.07	Financing	51

8.08	Post-Closing Cooperation; Further Assurances	51

ARTICLE IX CONDITIONS TO OBLIGATIONS		51

9.01	Conditions to Obligations of All Parties	51

9.02	Additional Conditions to Obligations of Acquiror	52

9.03	Additional Conditions to the Obligations of the Company	53

ARTICLE X TERMINATION/EFFECTIVENESS		54

10.01	Termination	54

10.02	Effect of Termination	55

ARTICLE XI MISCELLANEOUS		55

11.01	Waiver	55

11.02	Notices	55

11.03	Assignment	56

11.04	Rights of Third Parties	56

11.05	Expenses	56

11.06	Governing Law	57

11.07	Captions; Counterparts	57

11.08	Schedules and Exhibits	57

11.09	Entire Agreement	57

11.10	Amendments	57

11.11	Severability	57

11.12	Jurisdiction; WAIVER OF TRIAL BY JURY	58

11.13	Enforcement	58

11.14	Non-Recourse	59

11.15	Non-survival of Representations, Warranties and Covenants	59

11.16	Acknowledgements	59

11.17	Conflicts and Privilege	60

11.18	Action by Acquiror	61

Exhibits
Exhibit A – Form of Subscription Agreement
Exhibit B – Form of Registration Rights Agreement
Exhibit C – Form of Certificate of Incorporation of Acquiror
Exhibit D – Form of Bylaws of Acquiror
Exhibit E – Equity Incentive Plan
Exhibit F – Form of Letter of Transmittal

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of November 2, 2022, is entered into by and among Flame Acquisition Corp., a Delaware corporation (“Acquiror”), Sable Offshore Corp., a Texas corporation (“SOC”), and Sable Offshore Holdings LLC, a Delaware limited liability company (the “Holdco” and together with SOC, the “Company”). Except as otherwise indicated, capitalized terms used herein shall have the meanings set forth in Article I of this Agreement.

RECITALS

WHEREAS, SOC is a wholly-owned Subsidiary of the Holdco and in coordination with Acquiror, and at Acquiror’s direction, entered into that certain Purchase and Sale Agreement, dated as of November 1, 2022, with Exxon Mobil Corporation and Mobil Pacific Pipeline Company (together, “Exxon,” such agreement, the “PSA,” and the transactions contemplated thereby, the “Asset Acquisition”, and the assets (including equity interests) acquired thereby, the “Assets”);

WHEREAS, Acquiror is a blank check company incorporated to acquire one or more operating businesses through a Business Combination;

WHEREAS, subject to the terms and conditions hereof, at the Closing, (i) Holdco shall merge with and into Acquiror, with Acquiror surviving such merger (the “Holdco Merger”), and (ii) immediately following the effective time of the Holdco Merger, SOC shall merge with and into Acquiror, with Acquiror surviving such merger (the “SOC Merger”, and together with the Holdco Merger, the “Mergers”);

WHEREAS, the respective boards of directors of each of Acquiror and SOC, and the sole member of the Holdco, have each approved and declared advisable this Agreement and the Transactions upon the terms and subject to the conditions of this Agreement and in accordance with the laws of its jurisdiction, and the Holdco, as the sole stockholder of SOC, has approved and adopted this Agreement, the Mergers and the Transactions;

WHEREAS, contemporaneously with, prior to, or following the execution and delivery of this Agreement, the Holdco or Acquiror is entering into subscription agreements substantially in the form set forth on Exhibit A (the “Subscription Agreements”) with certain investors (the “Subscribers”), pursuant to which the Subscribers, upon the terms and subject to the conditions set forth therein, have agreed to, or will agree to, in each case, subject to the terms thereof, purchase Acquiror Class A Common Stock at $10.00 per share in a private placement or placements (the “Private Placement”) for an aggregate subscription amount up to $400,000,000, to be consummated contemporaneously with the Closing and immediately following the Effective Time;

WHEREAS, contemporaneously with the Closing but immediately after the Effective Time (as defined below), in connection with the Transactions, Acquiror, the Company and the Holdco Equityholders will enter into that certain Registration Rights Agreement (the “Registration Rights Agreement”), in the form set forth on Exhibit B, to be effective upon the Closing;

WHEREAS, pursuant to the Acquiror Organizational Documents, Acquiror shall provide an opportunity to the Acquiror Stockholders (other than the Sponsor or any other party to an Insider Letter) to have their shares of Acquiror Common Stock redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in this Agreement, the Acquiror Organizational Documents and the Trust Agreement in conjunction with, inter alia, obtaining approval from the Acquiror Stockholders for the Business Combination (the “Offer”);

WHEREAS, immediately following the Effective Time, the certificate of incorporation in the form set forth on Exhibit C (the “Acquiror Charter”), shall become the certificate of incorporation of Acquiror, until thereafter supplemented or amended in accordance with its terms and the DGCL;

WHEREAS, immediately following the Effective Time, the bylaws in the form set forth on Exhibit D (the “Acquiror Bylaws”), shall become the bylaws of Acquiror, until thereafter supplemented or amended in accordance with its terms and the DGCL;

WHEREAS, prior to the consummation of the Transactions, Acquiror shall, subject to obtaining the Acquiror Stockholder Approvals, adopt an equity incentive plan in the form set forth on Exhibit E (the “Acquiror Equity Incentive Plan”); and

WHEREAS, immediately following the Effective Time, Acquiror shall be renamed “Sable Offshore Corp.” and shall trade publicly on the NYSE under a new ticker symbol mutually selected by the Company and the Acquiror.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, Acquiror and the Company agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.01 Definitions. As used herein, the following terms shall have the following meanings:

“Acquiror” has the meaning specified in the preamble hereto.

“Acquiror Affiliate Agreement” has the meaning specified in Section 5.18.

“Acquiror Board” means the board of directors of Acquiror.

“Acquiror Board Change in Recommendation” has the meaning specified in Section 8.03(d).

“Acquiror Board Recommendation” has the meaning specified in Section 8.03(d).

“Acquiror Bylaws” has the meaning specified in the Recitals hereto.

“Acquiror Charter” has the meaning specified in the Recitals hereto.

“Acquiror Class A Common Stock” means Class A Common Stock, par value $0.0001 per share, of Acquiror.

“Acquiror Class B Common Stock” means Class B Common Stock, par value $0.0001 per share, of Acquiror.

“Acquiror Common Stock” means, collectively, Acquiror Class A Common Stock and Acquiror Class B Common Stock.

“Acquiror Cure Period” has the meaning specified in Section 10.01(c).

“Acquiror Equity Incentive Plan” has the meaning specified in the Recitals hereto.

“Acquiror Equity Plan Proposal” has the meaning specified in Section 8.03(c).

“Acquiror Material Contracts” has the meaning specified in Section 5.15(a).

“Acquiror Organizational Documents” means the Amended and Restated Certificate of Incorporation of Acquiror, dated February 24, 2021 (the “Existing Acquiror Charter”), and the Bylaws of Acquiror, dated October 16, 2020, in each case as may be amended from time to time.

“Acquiror Preferred Stock” has the meaning specified in Section 5.13(a).

“Acquiror Representations” means the representations and warranties of Acquiror expressly and specifically set forth in Article V of this Agreement, as qualified by the Schedules, any certificate delivered in accordance with Section 9.03(c) and the Ancillary Agreements. For the avoidance of doubt, the Acquiror Representations are solely made by Acquiror and not any other Person.

“Acquiror SEC Reports” has the meaning specified in Section 5.09(a).

“Acquiror Stockholder” means a holder of Acquiror Common Stock.

“Acquiror Stockholder Approvals” means, with respect to any Proposal, the affirmative vote of holders holding the majority of the outstanding shares of Acquiror Common Stock cast at the Special Meeting.

“Acquiror Warrant” means each whole warrant exercisable for one share of Acquiror Class A Common Stock outstanding as of the date hereof and issued pursuant to the Warrant Agreement.

“Acquisition Proposal” has the meaning specified in Section 6.05(a)(i).

“Action” means any action, suit, litigation, assessment, audit, investigation, examination, arbitration or proceeding, in each case that is by or before any Governmental Authority.

“Additional Proposal” has the meaning specified in Section 8.03(c).

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise; provided, that for purposes of this Agreement, the Company, on the one hand, and Acquiror, on the other hand, shall not be deemed Affiliates prior to the Holdco Effective Time.

“Aggregate Merger Consideration” means 3,000,000 shares of Acquiror Class A Common Stock.

“Agreement” has the meaning specified in the preamble hereto.

“Amendment Proposal” has the meaning specified in Section 8.03(c).

“Ancillary Agreements” means the Letter of Transmittal, Registration Rights Agreement, the Subscription Agreements and any other agreement entered into by a party hereto in connection with the Transactions.

“Antitrust Law” means the HSR Act, the Federal Trade Commission Act, the Sherman Act, the Clayton Act, and any applicable foreign antitrust, competition or merger control Laws and all other applicable Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Asset Acquisition” has the meaning specified in the Recitals hereto.

“Assets” has the meaning specified in the Recitals hereto.

“Benefit Plan” means any employee benefit or compensation arrangement, plan, policy, practice, or program, in each case, whether or not written, including (i) any “employee benefit plan” described in Section 3(3) of ERISA (whether or not subject to ERISA), and (ii) any other compensation, employment, consulting, severance, vacation, incentive, change of control, perquisite or fringe benefit program, policy, practice, agreement or arrangement.

“BOEM” shall mean the United State Bureau of Ocean Energy Management.

“Bracewell” has the meaning specified in Section 11.17(b).

“Bracewell Privileged Communications” has the meaning specified in Section 11.17(b).

“Business Combination” has the meaning ascribed to such term in the Existing Acquiror Charter.

“Business Combination Proposal” has the meaning specified in Section 7.09.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Houston, Texas, are authorized or required by Law to close.

“Canceled Holdco Equity” has the meaning specified in Section 3.01(a)(ii).

“Change in Control” means any transaction, or series of transactions (a) resulting in any one Person, or more than one Person that are Affiliates or that are acting as a “group” (as such term is used in sections 13(d) or 14(d) of the Exchange Act), acquiring ownership of (i) equity securities of either the Holdco or SOC which, together with the equity securities held by one or more such Person, or such Person and its Affiliates or such group, constitutes more than 50% of the total voting power or economic rights of the equity securities of either the Holdco or SOC; or (ii) at least 50% of the consolidated assets of the Company; (b) that results in the stockholders or members, as applicable, of either the Holdco or SOC as of immediately prior to such transaction holding, in the aggregate, directly or indirectly, less than 50% of the total voting power or economic rights of the equity securities of such Person immediately after the consummation of such transaction (in each case of clauses (a) and (b), whether by merger, consolidation, tender offer, recapitalization, purchase or issuance of equity securities, tender offer or otherwise) or (c) the result of which is a sale of all or substantially all of the assets of the Company to any Person.

“Class B Conversion Ratio” means the ratio at which Acquiror Class B Common Stock are automatically convertible into Acquiror Class A Common Stock pursuant to the Existing Acquiror Charter.

“Closing” has the meaning specified in Section 2.03.

“Closing Date” has the meaning specified in Section 2.03.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning specified in the preamble hereto.

“Company Cure Period” has the meaning specified in Section 10.01(b).

“Company Organizational Documents” means (i) in respect of the Holdco, the Holdco’s certificate of formation and the limited liability company agreement of the Holdco, dated October 26, 2022, in each case as may be amended from time to time in accordance with the terms of this Agreement, and (ii) in respect of SOC, SOC’s certificate of formation and bylaws, in each case as may be amended from time to time in accordance with the terms of this Agreement.

“Company Representations” means the representations and warranties of the Company expressly and specifically set forth in Article IV of this Agreement, as qualified by the Schedules, any certificate delivered in accordance with Section 9.02(d) and the Ancillary Agreements. For the avoidance of doubt, the Company Representations are solely made by the Company and not any other Person.

“Confidential Information” has the meaning specified in Section 8.05(a).

“Contract” means any contracts, agreements, subcontracts or leases (including oral contracts or agreements).

“Conversion” has the meaning specified in Section 2.06.

“COVID-19” means the novel coronavirus, SARS-CoV-2 or COVID-19 or any mutation of the same, including any resulting epidemics, pandemics, disease outbreaks or public health emergencies.

“COVID-19 Measures” means any quarantine, isolation, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, decree, judgment, injunction or other order, directive or guidelines by any Governmental Authority or industry group in connection with or in response to COVID-19, including, the Coronavirus Aid, Relief, and Economic Security Act (CARES).

“DGCL” means the General Corporation Law of the State of Delaware.

“Effective Time” has the meaning specified in Section 2.01(b).

“Enforceability Exceptions” has the meaning specified in Section 4.02(a).

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agent” has the meaning specified in Section 3.02(a).

“Exchange Fund” has the meaning specified in Section 3.02(a).

“Existing Acquiror Charter” has the meaning specified in the definition of Acquiror Organizational Documents.

“Exxon” has the meaning specified in the Recitals hereto.

“Financial Derivative/Hedging Arrangement” means any transaction (including any Contract with respect thereto) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any combination of these transactions.

“Flame SPAC Parties” has the meaning specified in Section 11.17(a).

“Fraud” means, with respect to a Person, common law fraud, as defined under the Laws of the State of Delaware, with respect to the making of the Company Representations or the Acquiror Representations, as applicable; provided that, for the avoidance of doubt, “Fraud” does not include any fraud claim based on constructive knowledge, negligent misrepresentation or recklessness.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, legislature, board, bureau, agency or instrumentality, arbitrator, court or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, decision, determination or award, in each case, entered by or with any Governmental Authority.

“Holdco” has the meaning specified in the preamble hereto.

“Holdco Certificate of Merger” has the meaning specified in Section 2.01(a).

“Holdco Effective Time” has the meaning specified in Section 2.01(a).

“Holdco Equity” means uncertificated limited liability company membership interests in the Holdco designated as voting Class A shares.

“Holdco Equityholder” means a holder of Holdco Equity.

“Holdco Equityholder Expenses” has the meaning specified in Section 3.04(a).

“Holdco Merger” has the meaning specified in the Recitals hereto.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, without duplication, any obligations (whether or not contingent) consisting of (a) the outstanding principal amount of and accrued and unpaid interest on, and other payment obligations for, borrowed money, or payment obligations issued or incurred in substitution or exchange for payment obligations for borrowed money, (b) amounts owing as deferred purchase price for property or services, including “earnout” payments, (c) payment obligations evidenced by any promissory note, bond, debenture, mortgage or other debt instrument or debt security, (d) contingent reimbursement obligations with respect to letters of credit, bankers’ acceptance or similar facilities (in each case to the extent drawn), (e) payment obligations of a third party secured by (or for which the holder of such payment obligations has an existing right, contingent or otherwise, to be secured by) any Lien, other than a Permitted Lien, on assets or properties of such Person, whether or not the obligations secured thereby have been assumed, (f) obligations under capitalized leases or finance leases, (g) obligations under any financial derivative or hedging arrangement, (h) any other indebtedness or obligation reflected or required to be reflected as indebtedness in a consolidated balance sheet, in accordance with GAAP, (i) guarantees, make-whole agreements, hold harmless agreements or other similar arrangements with respect to any amounts of a type described in clauses (a) through (h) above and (j) with respect to each of the foregoing, any unpaid interest, breakage costs, prepayment or redemption penalties or premiums, or other unpaid fees or obligations (including unreimbursed expenses or indemnification obligations for which a claim has been made); provided, however, that Indebtedness shall not include accounts payable to trade creditors that are not past due and accrued expenses arising in the ordinary course of business consistent with past practice. For the avoidance of doubt, Indebtedness of Acquiror shall not include any and all promissory notes between Acquiror and the Sponsor, including any promissory notes issued in order to finance transaction costs or other working capital purposes of Acquiror.

“Insider Letter” means that certain letter agreement delivered in accordance with the Underwriting Agreement (as defined in the letter agreement) by and between Acquiror, the Sponsor and certain other parties thereto.

“Interim Period” has the meaning specified in Section 6.01.

“Intervening Event” means any of the following events, facts, developments, circumstances or occurrences occurring after the date of this Agreement that materially and adversely affects the business, assets, operations or prospects of either SOC or Holdco: (a) issuance of a final, non-appealable Governmental Order denying an application filed by the Company or Acquiror for any material Permit that is necessary for the construction, maintenance or operation of any of the Assets; (b) issuance by a court of a final, non-appealable order vacating or enjoining the effectiveness of any material Permit issued by a Governmental Authority that is necessary for the construction, maintenance or operation of any of the Assets; or (c) passage, enactment, enrollment, adoption, issuance or promulgation of any Law by a Governmental Authority that materially inhibits, wholly or partially, the construction, maintenance or operation of any of the Assets.

“Knowledge” shall mean the actual knowledge of (i) in the case of the Company, the individuals set forth on Schedule 1.1(k) of the Company’s Schedule and (ii) in the case of Acquiror, the individuals set forth on Schedule 1.1(k) of the Acquiror’s Schedule.

“L&W” has the meaning specified in Section 11.17(a).

“L&W Privileged Communications” has the meaning specified in Section 11.17(a).

“Law” means any statute, law (including common law), act, code, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

“Letter of Transmittal” means a letter of transmittal substantially in the form attached as Exhibit F hereto, with such changes as may be required by the Exchange Agent for uncertificated shares and reasonably acceptable to the Company and Acquiror.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, easement, right of way, purchase option, right of first refusal, covenant, restriction, security interest, title defect, encroachment or other survey defect, or other lien or encumbrance of any kind, except for (a) any restrictions or other matters arising under or pursuant to any applicable Securities Laws, and (b) immaterial easements, rights of way, covenants, encumbrances or restrictions that do not materially detract the value of the underlying asset or the use of the asset.

“Material Adverse Effect” means any event, change, circumstance or development that has a material adverse effect on (i) the assets, business, results of operations or financial condition of the Company and its Affiliates or (ii) the ability of the Company to consummate the Transactions; provided, however, that in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Material Adverse Effect” pursuant to clause (i) above: (a) any change or development in applicable Laws (including COVID-19 Measures) or GAAP or any official interpretation thereof, in each case, after the date hereof, (b) any change or development in interest rates or economic, political, legislative, regulatory, business, financial, commodity, currency or market conditions generally affecting the economy or the industry in which the Company operates, (c) any change generally affecting any of the industries or markets in which the Company operates or the economy as a whole, (d) the compliance with the terms of this Agreement or the taking of any action required by this Agreement (provided, that the exceptions in this clause (d) shall not be deemed to apply to references to “Material Adverse Effect” in the representations and warranties set forth in Section 4.02(b) and, to the extent related thereto, the condition in Section 9.02(a)), (e) any earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, epidemic, disease outbreak, pandemic (including COVID-19 (or any mutation or variation thereof or related health condition)), weather condition, explosion fire, act of God or other force majeure event, (f) any national or international political or social conditions in countries in which, or in the proximate geographic region of which, the Company operates, including the engagement by the United States or such other countries in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States or such other country, or any territories, possessions, or diplomatic or consular offices of the United States or such other countries or upon any United States or such other country military installation, equipment or personnel, or (g) any failure of the Company to meet any projections, forecasts or budgets; provided, that clause (g) shall not prevent or otherwise affect a determination that any change or effect underlying such failure to meet projections or forecasts has resulted in, or contributed to, or would reasonably be expected to result in or contribute to, a Material Adverse Effect (to the extent such change or effect is not otherwise excluded from this definition of Material Adverse Effect), except in the case of clause (a), (b), (c), (e), and (f) to the extent that such change has a disproportionate impact on the Company, as compared to other industry participants.

“Material Contract” means the PSA, the Subscription Agreements, and all other documents, exhibits and schedules contemplated thereby, including the Senior Secured Term Loan Agreement and the Senior Secured Term Loan Agreement Collateral Documents.

“Mergers” has the meaning specified in the Recitals hereto.

“NYSE” means the New York Stock Exchange.

“NYSE Proposal” has the meaning specified in Section 8.03(c).

“Offer” has the meaning specified in the Recitals hereto.

“Outstanding Acquiror Expenses” has the meaning specified in Section 3.04(b).

“Outstanding Company Expenses” has the meaning specified in Section 3.04(a).

“Per Share Merger Consideration” mean the quotient of (i) the Aggregate Merger Consideration divided by (ii) the total number of shares of Holdco Equity outstanding immediately prior to the Holdco Merger.

“Permit” means any approvals, licenses, consents, registrations, franchises, permits, certificates, qualifications, variances, waivers, exemptions or other authorizations issued by, obtained from, or filed with a Governmental Authority.

“Permitted Liens” means (i) statutory or common law Liens of mechanics, materialmen, warehousemen, landlords, carriers, repairmen, construction contractors and other similar Liens (A) that arise in the ordinary course of business, or (B) relate to amounts not yet delinquent, (ii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, (iii) non-monetary Liens, encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that do not, individually or in the aggregate, materially interfere with the present uses of such real property, (iv) requirements and restrictions of zoning, building and other applicable Laws and municipal by-laws, and development, site plan, subdivision or other agreements with municipalities, which do not materially interfere with the current use or occupancy of any real property leased by the Company, and (v) Liens described on Schedule 1.01(a).

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

“Pre-Signing Subscription Agreements” has the meaning specified in Section 4.13.

“Private Placement” has the meaning specified in the Recitals hereto.

“Proposals” has the meaning specified in Section 8.03(c).

“Proxy Statement” has the meaning specified in Section 8.03(a).

“PSA” has the meaning specified in the Recitals hereto.

“Redeeming Stockholder” means an Acquiror Stockholder who demands that Acquiror redeem its Acquiror Common Stock for cash in connection with the Transactions and in accordance with the Acquiror Organizational Documents.

“Registration Rights Agreement” has the meaning specified in the Recitals hereto.

“Representative” means, as to any Person, any of the officers, directors, managers, employees, counsel, accountants, financial advisors, debt financing sources (in such capacity) and consultants of such Person.

“Sable Group” has the meaning specified in Section 11.17(b).

“Schedules” means the disclosure schedules of the Company or Acquiror, as applicable.

“SEC” means the United States Securities and Exchange Commission.

“SEC Clearance” has the meaning specified in Section 8.03(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means the securities Laws of any state, federal or foreign entity and the rules and regulations promulgated thereunder.

“Senior Secured Term Loan Agreement” has the meaning ascribed to such term in the PSA.

“Senior Secured Term Loan Agreement Collateral Documents” has the meaning ascribed to the term “Collateral Documents” in the PSA.

“SOC” has the meaning specified in the preamble hereto.

“SOC Certificate of Merger” has the meaning specified in Section 2.01(b).

“SOC Common Stock” means the common stock, par value $0.01 per share, of SOC.

“SOC Equityholder” means a holder of SOC Common Stock.

“SOC Merger” has the meaning specified in the Recitals hereto.

“Special Meeting” means a meeting of the holders of Acquiror Common Stock to be held for the purpose of voting on the Proposals.

“Sponsor” means Flame Acquisition Sponsor, LLC.

“Subscribers” has the meaning specified in the Recitals hereto.

“Subscription Agreements” has the meaning specified in the Recitals hereto.

“Subscription Fees” has the meaning specified in Section 4.13.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

“Surviving Company” has the meaning specified in Section 2.01(b).

“Surviving Provisions” has the meaning specified in Section 10.02.

“SYU” has the meaning specified in Section 6.04(a).

“Tax” means any federal, state, provincial, territorial, local, foreign and other net income, alternative or add-on minimum, franchise, gross income, adjusted gross income or gross receipts, employment, unemployment, compensation, utility, social security (or similar), withholding, payroll, ad valorem, transfer, windfall profits, branch profits, franchise, license, branch, excise, severance, production, stamp, occupation, premium, personal property, real property, capital stock, profits, disability, registration, value added, capital gains, goods and services, estimated, alternative minimum, sales, use, or other tax, escheat or unclaimed property obligation, governmental fee or other like assessment, together with any interest, penalty, fine, levy, impost, duty, charge, addition to tax or additional amount imposed with respect thereto, and including any obligation to assume or succeed to or pay the Tax liability of another Person by Law, Contract or otherwise.

“Tax Authority” means any Governmental Authority with jurisdiction or authority to impose, administer, levy, assess or collect Tax.

“Tax Return” means any return, report, statement, refund, claim, election, disclosure, declaration, information report or return, statement, estimate or other document filed or required to be filed with a Tax Authority with respect to Taxes, including any schedule or attachment thereto and including any amendments thereof.

“Terminating Acquiror Breach” has the meaning specified in Section 10.01(c).

“Terminating Company Breach” has the meaning specified in Section 10.01(b).

“Termination Date” has the meaning specified in Section 10.01(b).

“Transaction Proposal” has the meaning specified in Section 8.03(c).

“Transactions” means the transactions contemplated by this Agreement to occur at or immediately prior to the Closing, including the Mergers.

“Transfer Taxes” has the meaning specified in Section 8.04(a).

“Treasury Regulations” means the final, temporary and proposed United States Department of the Treasury regulations promulgated under the Code, as such regulations may be amended from time to time.

“Trust Account” has the meaning specified in Section 5.06(a).

“Trust Agreement” has the meaning specified in Section 5.06(a).

“Trustee” has the meaning specified in Section 5.06(a).

“Warrant Agreement” means that certain Warrant Agreement, dated as of February 24, 2021, by and between Flame and American Stock Transfer & Trust Company, LLC, as warrant agent.

“Willful Breach” means, with respect to this Agreement, a party’s knowing and intentional material breach of any of its representations or warranties as set forth in this Agreement, or such party’s material breach of any of its covenants or other agreements set forth in this Agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Agreement.

1.02 Construction.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (iv) the terms “Article”, “Section”, “Schedule”, “Exhibit” and “Annex” refer to the specified Article, Section, Schedule, Exhibit or Annex of or to this Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation”, (vi) the word “or” shall be disjunctive but not exclusive and (vii) any reference to a Law shall mean such Law as amended.

(b) Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(c) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(d) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.

(e) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(f) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

(g) The use of the terms “ordinary course” and “ordinary course of business” shall mean ordinary course of business consistent with past practice.

(h) Each representation and warranty and covenant in this Agreement is given independent effect.

(i) The phrases “delivered,” “provided to,” “furnished to,” “made available” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been provided no later than two (2) Business Days prior to the date of this Agreement to the party to which such information or material is to be provided or furnished in the virtual “data room” set up by the Company or made accessible to Acquiror in connection with this Agreement.

ARTICLE II

THE MERGERS; CLOSING

2.01 The Mergers.

(a) Upon the terms and subject to the conditions set forth in this Agreement and the Delaware Limited Liability Company Act and the DGCL, at the Holdco Effective Time, Holdco shall merge with and into Acquiror, with Acquiror surviving such merger. The Holdco Merger shall be consummated in accordance with this Agreement, the Delaware Limited Liability Company Act and the DGCL and evidenced by a certificate of merger (the “Holdco Certificate of Merger”), such Merger to be consummated upon filing of the Holdco Certificate of Merger or at such later time as may be agreed by Acquiror and Holdco in writing and specified in the Holdco Certificate of Merger (the “Holdco Effective Time”). Following the Holdco Effective Time, the separate corporate existence of Holdco shall cease.

(b) Upon the terms and subject to the conditions set forth in this Agreement and the DGCL and the Texas Business Organizations Code, immediately following the Holdco Effective Time, SOC shall merge with and into Acquiror, with Acquiror surviving such merger (Acquiror, in such capacity, hereinafter referred to for the periods at and after the Effective Time as the “Surviving Company”). The SOC Merger shall be consummated in accordance with this Agreement, the DGCL and the Texas Business Organizations Code and evidenced by a certificate of merger (the “SOC Certificate of Merger”), such Merger to be consummated upon filing of the SOC Certificate of Merger or at such later time as may be agreed by Acquiror and SOC in writing and specified in the SOC Certificate of Merger (the time the SOC Merger becomes effective being the “Effective Time”). Following the Effective Time, the separate corporate existence of SOC shall cease.

2.02 Effects of the Mergers.

(a) The Holdco Merger shall have the effects set forth in this Agreement and the Delaware Limited Liability Company Act and the DGCL. Without limiting the generality of the foregoing and subject thereto, by virtue of the Holdco Merger and without further act or deed, at the Holdco Effective Time, all of the property, rights, privileges, powers and franchises of the Holdco and Acquiror shall vest in the Surviving Company and all of the debts, liabilities and duties of the Holdco and Acquiror shall become the debts, liabilities and duties of the Surviving Company.

(b) The SOC Merger shall have the effects set forth in this Agreement and the DGCL and the Texas Business Organizations Code. Without limiting the generality of the foregoing and subject thereto, by virtue of the SOC Merger and without further act or deed, at the Effective Time, all of the property, rights, privileges, powers and franchises of the SOC and Acquiror shall vest in the Surviving Company and all of the debts, liabilities and duties of the SOC and Acquiror shall become the debts, liabilities and duties of the Surviving Company.

2.03 Closing. Subject to the terms and conditions of this Agreement, the closing of the Mergers (the “Closing”) shall take place electronically through the exchange of documents via e-mail or facsimile on the date which is three (3) Business Days after the date on which all conditions set forth in Article IX shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or such other time and place as Acquiror, the Holdco and SOC may mutually agree in writing. The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.” Subject to the satisfaction or waiver of all of the conditions set forth in Article IX of this Agreement, and provided this Agreement has not theretofore been terminated pursuant to its terms, (a) on the Closing Date, Acquiror shall cause the Holdco Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in applicable provisions of the DGCL and the Delaware Limited Liability Company Act, and (b) on the Closing Date, Acquiror shall cause the SOC Certificate of Merger to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in applicable provisions of the DGCL and filed with the Secretary of State of the State of Texas as provided in applicable provisions of the Texas Business Organizations Code (provided that SOC and Acquiror shall take such actions as may be necessary to cause the SOC Certificate of Merger not to take effect until immediately following the Holdco Effective Time). At the Effective Time, Acquiror shall be renamed “Sable Offshore Corp.” as provided in the Acquiror Charter and shall trade publicly on the NYSE under a new ticker symbol mutually selected by Acquiror, the Holdco and SOC.

2.04 Organizational Documents; Officers and Directors – Holdco Merger.

(a) At the Holdco Effective Time, the Acquiror Organizational Documents shall remain unchanged and shall be the certificate of incorporation and bylaws of the surviving company in the Holdco Merger, until thereafter supplemented or amended in accordance with their respective terms and the DGCL.

(b) Persons constituting the officers and directors of the Acquiror prior to the Holdco Effective Time shall continue to be the officers and directors of the surviving company in the Holdco Merger immediately following the Holdco Effective Time. Each such officer and director of Acquiror shall remain in office as an officer or director, as applicable, of Acquiror until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

2.05 Organizational Document; Officers and Directors – SOC Merger.

(a) At the Effective Time, the Acquiror Charter shall be the certificate of incorporation of Acquiror, until thereafter supplemented or amended in accordance with its terms and the DGCL.

(b) At the Effective Time, the Acquiror Bylaws shall be the bylaws of Acquiror, until thereafter supplemented or amended in accordance with its terms, the Acquiror Bylaws and the DGCL.

(c) Persons constituting the officers of Acquiror prior to the Effective Time shall continue to be the officers of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly appointed.

(d) Except as otherwise agreed in writing by Holdco, SOC and Acquiror prior to the Closing, each director of Acquiror in office immediately prior to the Effective Time shall continue to be a director immediately following the Effective Time. Each director of Acquiror shall remain in office as a director of Acquiror until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. If any of Acquiror’s current directors shall be unable or unwilling to serve at the Closing, the Holdco, SOC and Acquiror shall promptly designate a replacement director.

2.06 Acquiror Class B Common Stock Conversion. Immediately prior to the Holdco Effective Time, each share of Acquiror Class B Common Stock issued and outstanding immediately prior to the Holdco Effective Time shall automatically be converted into and exchanged for a number of validly issued, fully paid and nonassessable shares of Acquiror Class A Common Stock equal to the Class B Conversion Ratio, and such Acquiror Class B Common Stock shall thereafter cease to be outstanding, shall be canceled and shall cease to exist (collectively, the “Conversion”).

ARTICLE III

EFFECTS OF THE MERGERS

3.01 Effect on Capital Stock and Units.

(a) At the Holdco Effective Time, by virtue of the Holdco Merger and without any action on the part of the Holdco or Acquiror, or the holder of any equity thereof:

(i) Acquiror Common Stock. At and after the Holdco Effective Time, each share of Acquiror Common Stock issued and outstanding immediately prior to the Holdco Effective Time, including the Acquiror Class A Common Stock issued in connection with the Conversion, shall not be affected by the Holdco Merger.

(ii) Cancellation of Certain Holdco Equity. Each share of Holdco Equity issued and outstanding immediately prior to the Holdco Effective Time that is held by Holdco in treasury or owned by Acquiror shall no longer be outstanding and shall be automatically canceled and shall cease to exist (the “Canceled Holdco Equity”), and no consideration shall be delivered in exchange therefor.

(iii) Conversion of All Other Holdco Equity. Each share of Holdco Equity issued and outstanding immediately prior to the Holdco Effective Time, other than any Canceled Holdco Equity, shall, at the Holdco Effective Time, automatically, and without any further action required on the part of any Person, be irrevocably canceled and extinguished and converted into, and the Holdco Equityholder thereof shall cease to have any rights with respect thereto except for, subject to Section 3.02, the right to receive the Per Share Merger Consideration.

(b) At the Effective Time, by virtue of the SOC Merger and without any action on the part of SOC or Acquiror, or the holder of any equity thereof:

(i) Acquiror Common Stock. At and after the Effective Time, each share of Acquiror Common Stock issued and outstanding immediately prior to the Effective Time, including the Acquiror Class A Common Stock issued in connection with the Conversion and the Acquiror Class A Common Stock issued pursuant to Section 3.01(a)(iii), shall not be affected by the SOC Merger.

(ii) Cancellation of SOC Common Stock. Each share of SOC Common Stock issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall be automatically canceled and shall cease to exist, and no consideration shall be delivered in exchange therefor.

3.02 Exchange of Holdco Equity.

(a) Exchange Agent. At or prior to the Holdco Effective Time, Acquiror shall deposit (or cause to be deposited) with American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) the number of shares of Acquiror Common Stock comprising the Aggregate Merger Consideration in respect of the Holdco Equity, other than any Canceled Holdco Equity, for exchange in accordance with this Section 3.02 through the Exchange Agent (the “Exchange Fund”). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Aggregate Merger Consideration contemplated to be issued pursuant to Section 3.01(a)(iii) out of the Exchange Fund in the manner directed by the Acquiror in accordance with the terms of this Agreement. The Exchange Fund shall not be used for any other purpose.

(b) Exchange Procedures.

(i) At least five (5) days prior to the Closing, Acquiror shall send or shall cause the Exchange Agent to send, to each Holdco Equityholder at the physical address or email address on record with the Holdco, (A) a notice advising such Holdco Equityholder of the proposed effectiveness of the Holdco Merger, (B) the Letter of Transmittal, and (C) notice of the procedures for surrendering to the Acquiror such Holdco Equityholder’s duly executed Letter of Transmittal (with all other documentation required to be delivered pursuant to the Letter of Transmittal or the Exchange Agent in respect of uncertificated shares), and instructions for transferring such Holdco Equityholder’s shares of Holdco Equity, in exchange for the aggregate share of the Aggregate Merger Consideration payable to such Holdco Equityholder pursuant to

Section 3.01(a)(iii). Upon delivery of a Letter of Transmittal by such Holdco Equityholder, duly executed and in proper form with all enclosures and attachments required thereby, such Holdco Equityholder shall be entitled to receive the aggregate share of the Aggregate Merger Consideration payable to such Holdco Equityholder in exchange for the shares of Holdco Equity so surrendered. Until surrendered as contemplated hereby, each share of Holdco Equity shall be deemed at any time after the Effective Time to represent only the right to receive the applicable Per Share Merger Consideration in respect thereof.

(ii) Following the Closing, within two (2) Business Days of receipt of all required documentation from a Holdco Equityholder required by this Agreement and the Exchange Agent in respect of uncertificated shares, including the Letter of Transmittal and an IRS Form W-9, the Acquiror shall issue (or cause the Exchange Agent to issue) to such Holdco Equityholder, in accordance with the terms of this Agreement, the aggregate share of the Aggregate Merger Consideration payable to such Holdco Equityholder in exchange for such Person’s Holdco Equity; provided, however, that to the extent that all such required documentation was provided to the Acquiror at least two (2) Business Days before the Closing Date by a Holdco Equityholder, then the Acquiror shall issue (or cause the Exchange Agent to issue) to such Holdco Equityholder, in accordance with the terms of this Agreement, the aggregate share of the Aggregate Merger Consideration payable to such Holdco Equityholder in exchange for such Person’s Holdco Equity on the Closing Date. Notwithstanding anything to the contrary in this Agreement or any knowledge possessed or acquired by or on behalf of Acquiror or any of its Affiliates, Acquiror, the Exchange Agent and their Affiliates shall be entitled to conclusively and definitively rely on, without any obligation to investigate or verify the accuracy, inaccuracy or correctness thereof, and without any liability, the documentation provided by each Holdco Equityholder (including wire instructions, account information or addresses), which shall be binding on and enforceable against such Holdco Equityholder.

(iii) If payment of any Per Share Merger Consideration is to be made to a Person other than the Person in whose name any surrendered share of Holdco Equity is registered, it shall be a condition precedent to payment that the share of Holdco Equity so surrendered shall be in proper form for transfer, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the delivery of the applicable Per Share Merger Consideration in respect thereof, as applicable, to a Person other than the registered holder of the share of Holdco Equity so surrendered and shall have established to the satisfaction of Acquiror that such Taxes either have been paid or are not required to be paid.

(c) No Interest; Transfer Books. No interest shall accrue or be paid on any amounts payable to any Holdco Equityholder pursuant to this Agreement. From and after the respective effective time of the Mergers, the share ownership ledger and stock ledger, as applicable, of each of the Holdco and SOC shall be closed and there shall be no further registration of transfers on the ledgers of the Company or the Acquiror of any shares, common stock or other equity of the Holdco or SOC that were outstanding immediately prior to the applicable effective time of such Merger.

(d) Termination of Exchange Fund; Abandoned Property At any time following the date that is one (1) year after the Closing Date, Acquiror shall be entitled to require the Exchange Agent to deliver to it any shares of Acquiror Common Stock remaining in the Exchange Fund made available to the Exchange Agent and not delivered to Holdco Equityholders, and thereafter such Holdco Equityholders shall be entitled to look only to Acquiror (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the aggregate share of the Aggregate Merger Consideration payable to such Holdco Equityholder in exchange for such shares of Holdco Equity pursuant to this Agreement and upon the terms and conditions set forth in this Section 3.02. Neither the Surviving Company nor the Exchange Agent shall be liable to any Holdco Equityholder for any amounts delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

3.03 Withholding. Each of Acquiror, the Holdco, SOC the Surviving Company and their respective withholding agents (without duplication) shall be entitled to deduct and withhold (or cause to be deducted and withheld) from the consideration or any amounts otherwise payable in connection with this Agreement such amounts that any such Persons are required to deduct and withhold (or cause to be deducted and withheld) with respect to any payments contemplated by this Agreement under the Code or any other applicable Law. To the extent that Acquiror, the Holdco, SOC the Surviving Company or their respective withholding agents withholds or deducts such amounts with respect to any Person and properly remits such withheld or deducted amounts to the applicable Governmental Authority when due, such withheld or deducted amounts shall be treated as having been paid to or on behalf of such Person in respect of which such withholding or deduction was made for all purposes.

3.04 Payment of Expenses.

(a) On the Closing Date, Acquiror shall (i) pay or cause to be paid (to the extent unpaid on the Closing Date), by wire transfer of immediately available funds all documented and out-of-pocket (a) fees and disbursements of outside counsel incurred by or on behalf of the Company in connection with the Transactions or the Asset Acquisition and fees and expenses of the Company for any other agents, advisors, consultants, experts, independent contractors and financial advisors engaged by or on behalf of the Company and incurred in connection with the Transactions or the Asset Acquisition, in each case, that are paid or accrued and unpaid as of the Closing and (b) the Subscription Fees (foregoing clauses (a) and (b), collectively, the “Outstanding Company Expenses”); and (ii) reimburse or cause to be reimbursed via the transfer of immediately available funds all reasonable, documented and out-of-pocket fees and expenses of any Holdco Equityholder, for any agents, advisors, consultants, experts, independent contractors and financial advisors engaged on behalf of the Company and incurred in connection with the Transactions or the Asset Acquisition, in each case, that are paid as of the Closing (the “Holdco Equityholder Expenses”); provided, however, that in no event shall the total Holdco Equityholder Expenses exceed $1,500,000 without the prior written consent of Acquiror; provided further, that if any fee or expense is classified as an Holdco Equityholder Expense it shall not also be an Outstanding Company Expense, or vice versa.

(b) On the Closing Date following the Closing, Acquiror shall pay or cause to be paid by wire transfer of immediately available funds all reasonable, documented out-of-pocket fees and disbursements of Acquiror or the Sponsor for outside counsel and fees and expenses of Acquiror or the Sponsor or for any other agents, advisors, consultants, experts and financial advisors engaged by or on behalf of Acquiror or the Sponsor and incurred in connection with the Transactions and the Asset Acquisition, in each case, that are accrued and unpaid as of the Closing (collectively, the “Outstanding Acquiror Expenses”).

(c) Notwithstanding anything to the contrary in this Section 3.04, neither the Company, nor the Sponsor, nor any Holdco Equityholder shall be entitled to payment or reimbursement under this Section 3.04 of any amounts in respect of which Acquiror issued a promissory note to, or entered into an instrument of indebtedness with or other a contractual right of repayment benefitting, the Company, the Sponsor or such Holdco Equityholder, as applicable, which is satisfied in full in accordance with its terms in connection with the Closing.

3.05 No Appraisal Rights. No Holdco Equityholder or SOC Equityholder shall have any appraisal, quasi-appraisal, dissenters’ or any other similar rights under this Agreement or any other circumstances with respect to any Holdco Equity or SOC Common Stock in connection with the Mergers.

3.06 No Fractional Shares. No certificate, book-entry share or scrip representing fractional shares of Acquiror Class A Common Stock shall be issued upon the surrender for exchange of Holdco Equity, no dividend or distribution of Acquiror shall be payable on or with respect to any such fractional share interests, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a shareholder of Acquiror. Notwithstanding any other provision of this Agreement, all fractional shares of Acquiror Class A Common Stock that a Holdco Equityholder would otherwise have been entitled to receive pursuant to Section 3.01(a)(iii) will be aggregated and then, if a fractional share of Acquiror Class A Common Stock results from that aggregation, be rounded down to the nearest whole share of Acquiror Class A Common Stock.

3.07 Anti-Dilution Provisions. Without limiting the other provisions of this Agreement and subject to Section 7.02(a)(ii) and Section 7.02(a)(x), if at any time during the period between the date of this Agreement and the Holdco Effective Time, the issued and outstanding shares of Acquiror Common Stock shall have been changed into a different number of shares or a different class by reasons of any reclassification, stock split (including reverse stock split), stock dividend or distribution, reorganization, readjustment, recapitalization, redenomination, merger, issuer tender or exchange offer or other similar transaction, then, the Aggregate Merger Consideration shall be equitably and proportionately adjusted, if necessary and without duplication, to reflect fully the effect of any such change to provide the Holders of Holdco Equity the same economic effect as contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Schedules to this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face), the Company hereby represents and warrants to Acquiror as follows:

4.01 Organization, Standing and Corporate Power. The Holdco is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all requisite legal entity power and authority to carry on its business as now being conducted. SOC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Texas and has all requisite legal entity power and authority to carry on its business as now being conducted. Each of the Holdco and SOC is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of such Person to consummate the Transactions or result in material liability to the Company. The Company Organizational Documents that have been made available to Acquiror are true, correct and complete and are in effect as of the date of the Agreement and neither the Holdco nor SOC is in default under or in violation of any provision thereunder, as applicable.

4.02 Corporate Authority; Approval; Non-Contravention.

(a) Each of the Holdco and SOC has all requisite corporate or other legal entity power and authority, and has taken all corporate or other legal entity action necessary in order to execute, deliver and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party and, subject to satisfaction of the conditions to Closing contemplated hereby, to consummate the Transactions. The execution, delivery and performance by each of the Holdco and SOC of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by it of the Transactions, have been duly and validly authorized by all necessary corporate or other legal entity consents and authorizations on the part of such Person, and no other corporate or other legal entity actions on the part of such Person are necessary to authorize the execution and delivery by such Person of this Agreement, the Ancillary Agreements to which it is a party and the consummation by it of the Transactions. This Agreement has been duly executed and delivered by each of the Holdco and SOC and, assuming due authorization, execution and delivery hereof by the other parties, is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms (subject to applicable bankruptcy, solvency, fraudulent transfer, reorganization, moratorium and other Laws affecting creditors’ rights generally from time to time in effect and by general principles of equity (the “Enforceability Exceptions”)).

(b) The execution, delivery and performance of this Agreement and the Ancillary Agreements to which each of the Holdco and SOC is a party, and the consummation of the Transactions, do not, and will not, constitute or result in (i) a breach or violation of, or a default under, the applicable Company Organizational Documents or (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or default or change of control under, the creation or acceleration of any obligations under or the creation of a Lien (without regard to any Lien on a deposit in favor of Seller pending the closing of the PSA and the Senior Secured Term Loan Agreement) on any of the assets of the Company or any of its Affiliates pursuant to, any Material Contract to which the Company or any of its Affiliates is a party or, assuming (solely with respect to performance of this Agreement and consummation of the Transactions) compliance with the matters referred to in Section 4.02(a), under any Law to which the Company or any of its Affiliates is subject (except Laws that are applicable due to the Company’s business, or the Contracts or licenses of the Company), except (in the case of clause (ii) above) for such violations, breaches, defaults or changes of control which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.03 Governmental Approvals. No consent, clearance or approval of, or registration, declaration, notice or filing with, any Governmental Authority is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the Transactions, except for (i) any applicable requirements of the HSR Act, (ii) such other consents, registrations, declarations, notices and filings which, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iii) the filing of the Holdco Certificate of Merger and the SOC Certificate of Merger with the Secretary of State of the State of Delaware and with regard to the SOC Certificate of Merger, the Secretary of State of the State of Texas.

4.04 Capitalization.

(a) The authorized equity of the Holdco consists of 6,575,000 shares of Holdco Equity, 3,000,000 of which are outstanding, and 40,000,000 shares of limited liability company membership interests in the Holdco designated as non-voting Class B shares. The authorized equity of SOC consists of 1,000 shares of SOC Common Stock, all of which are outstanding and held by Holdco. Set forth on Schedule 4.04(a) is a true, correct and complete list of each holder of issued and outstanding capital stock or other equity securities (including notes and other securities convertible into equity securities) of each of the Holdco and SOC and the number of shares or other equity interests held by each such holder. All of the outstanding Holdco Equity and SOC Common Stock (i) are duly authorized, validly issued, fully paid and, to the extent applicable, nonassessable, (ii) were issued in compliance in all material respects with applicable Laws, (iii) were not issued in breach or violation of any preemptive rights or Contract to which the Holdco or SOC, as applicable, is a party, and (iv) are owned free and clear of any Lien.

(b) Except for the Subscription Agreements and as set forth in Schedule 4.04(b), there are no preemptive or other outstanding rights, options, warrants, phantom interests, conversion rights, equity appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate either the Holdco or SOC to issue or to sell any shares of its capital stock or other equity securities, or any securities or obligations convertible or exchangeable into or exercisable for, valued by reference to or giving any Person a right to subscribe for or acquire, any such capital stock or other equity securities or to vote with the Holdco Equityholders or SOC Equityholders on any matter, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Except for the Subscription Agreements and as set forth in Schedule 4.04(b), neither the Holdco nor SOC is party to any stockholders agreement, voting agreement or registration rights agreement relating to its equity interests. No Holdco Equityholder or SOC Equityholder shall have any appraisal, quasi-appraisal, dissenters’ or any other similar rights under this Agreement or any other circumstances with respect to any Holdco Equity or SOC Common Stock in connection with the Mergers.

4.05 Subsidiaries. Except as set forth on Schedule 4.05, neither the Holdco nor SOC owns or controls, directly or indirectly, any equity interests in any other Person or is a participant in any joint venture, partnership or similar arrangement.

4.06 Information Supplied. The information supplied in writing by the Company for inclusion in the Proxy Statement (including any financial information) will not, as of the date the Proxy Statement is filed with the SEC and at the time of any meeting of the Acquiror Stockholders to be held in connection with the Transactions, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing sentence, the Company makes no representation or warranty or covenant with respect to: (a) statements made or incorporated by reference therein in the Proxy Statement based on information supplied by Acquiror for inclusion therein or (b) any projections or forecasts or forward looking statements included in the Proxy Statement.

4.07 Brokers. No broker, investment banker, financial advisor or other Person, other than those set out in Schedule 4.07, the fees and expenses of which will be paid by the Company pursuant to an engagement letter entered into therewith, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Affiliates.

4.08 Affiliate Agreements. Except as set forth on Schedule 4.08, neither the Holdco nor SOC is a party to any transaction, agreement, arrangement or understanding with any (a) present or former executive officer or director of Acquiror, the Holdco or SOC, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of the capital stock or equity interests of Acquiror, the Holdco or SOC or (c) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing.

4.09 PSA. The representations and warranties of the Seller and Purchaser (each, as defined in the PSA) in the PSA are incorporated by reference herein mutatis mutandis as if fully set forth in this Agreement as of the date hereof and as of the Closing Date, and are for the benefit of the Acquiror; provided, that (a) any references to “date of this Agreement,” “date hereof,” or similar phrases shall hereby refer to the date of this Agreement, (b) any reference of the PSA to “Closing Date” shall hereby refer to the Closing Date of this Agreement, and (c) any reference to “Schedules” and to any section thereof shall hereby refer to the Schedules and to such section as set forth in Schedule 4.09 of the Schedules, respectively, in each case unless the context dictates otherwise and any other capitalized terms used therein shall have the meanings ascribed to such terms in the PSA. To the Knowledge of the Company, the Company has no reason to believe that the conditions precedent to the financing contemplated by the PSA and the Senior Secured Term Loan Agreement will not be satisfied on a timely basis, that the Seller financing contemplated in the Senior Secured Term Loan Agreement will not be available in order to contemporaneously complete the Asset Acquisition with the Closing and that any default or event of default under the Senior Secured Term Loan Agreement will occur upon closing of the Senior Secured Term Loan Agreement.

4.10 Company Operations. Prior to the Closing, other than as set forth on Schedule 4.10 of the Schedules and other than the Subscription Agreements and the PSA, the Company and its Subsidiaries do not have any assets, liabilities, employees, Benefit Plans, or operating history.

4.11 Taxes.

(a) Each of the Holdco and SOC has timely filed with the appropriate Tax Authority, or has caused to be timely filed on its behalf (taking into account any valid extension of time within which to file), all material Tax Returns required to be filed by or on behalf of it, and all such Tax Returns are true, correct and complete in all material respects. Each of the Holdco and SOC has timely paid all material Taxes due and payable.

(b) Each of the Holdco and SOC has (i) withheld all material amounts of Taxes required to have been withheld by it in connection with amounts paid to any employee, independent contractor, creditor, stockholder or any other party, and (ii) timely remitted such amounts required to have been remitted to the appropriate Tax Authority.

(c) For U.S. federal income Tax purposes, (i) the Holdco is, and has been since formation, properly classified as a disregarded entity and (ii) SOC is, and has been since formation, properly classified as a corporation.

4.12 No Outside Reliance. Notwithstanding anything contained in this Agreement, the Company and its Affiliates and any of its and their respective directors, officers, employees, partners, stockholders, members or Representatives, acknowledge and agree that the Company has made its own investigation of the Acquiror and that neither Acquiror nor any of its Affiliates or any of their respective directors, officers, employees, partners, stockholders, members, agents or Representatives is making any representation or warranty whatsoever, express or implied, beyond the Acquiror Representations, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any equity interest in Acquiror or any assets of Acquiror, and the Company, on its own behalf and on behalf of its Affiliates and its and their directors, officers, employees, partners, stockholders, members or Representatives, disclaim reliance on any representations and warranties, express or implied, other than the Acquiror Representations. Without limiting the generality of the foregoing, it is understood that any cost or other estimates, financial or other projections or other predictions, as well as any information, documents or other materials (including any such materials contained in any “data room” (whether or not accessed by the Company or its Representatives) or reviewed by the Company) or management presentations that have been or shall hereafter be provided to the Company or any of its Affiliates, agents or Representatives are not and will not be deemed to be representations or warranties of the Acquiror, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as may be expressly set forth in an Acquiror Representation.

4.13 Subscriptions. The Company has delivered to Acquiror true, correct and complete copies of each of the fully executed Subscription Agreements entered into on or prior to the execution of this Agreement (the “Pre-Signing Subscription Agreements”), pursuant to which the Subscribers have committed, subject to the terms and conditions therein, to purchase 7,150,000 shares of Acquiror Class A Common Stock in the aggregate for an aggregate amount equal to $71,500,000. Each of the Pre-Signing Subscription Agreements is in full force and effect and is legal, valid and binding upon the Company and, to the Knowledge of the Company, the applicable Subscribers, enforceable in accordance with its terms. None of the Pre-Signing Subscription Agreements has been withdrawn, terminated, amended or modified since the date of delivery hereunder and prior to the execution of this Agreement, and, to the Knowledge of the Company, as of the date of this Agreement no such withdrawal, termination, amendment or modification is contemplated, and as of the date of this Agreement the commitments contained in the Pre-Signing Subscription Agreements have not been withdrawn, terminated or rescinded by the applicable Subscribers in any respect. As of the date hereof, there are no side letters or Contracts to which the Company is a party related to the provision or funding, as applicable, of the purchases contemplated by the Pre-Signing Subscription Agreements or the transactions contemplated hereby other than as expressly set forth in this Agreement or the Pre-Signing Subscription Agreements. The Company has fully paid any and all commitment fees or other fees required in connection with the Pre-Signing Subscription Agreements that are payable on or prior to the date hereof and will pay any and all such fees when and as the same become due and payable after the date hereof and prior to the Holdco Effective Time pursuant to the Pre-Signing Subscription Agreements (such reasonable commitment fees or other reasonable fees paid by the Company prior to the Holdco Effective Time, the “Subscription Fees”). The Company has, and to the Knowledge of the Company, each Subscriber has, complied with all of its obligations under the Pre-Signing Subscription Agreements. There are no conditions precedent or other contingencies related to the consummation of the purchases set forth in the Pre-Signing Subscription Agreements, other than as expressly set forth in the Pre-Signing Subscription Agreements. The Pre-Signing Subscription Agreements are freely assignable by operation of law from the Company to Acquiror in connection with the Transactions. To the Knowledge of the Company on the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of the Company or the Subscribers that are party to the Pre-Signing Subscription Agreements, (ii) assuming the conditions set forth in Section 9.01 and Section 9.03 will be satisfied, constitute a failure to satisfy a condition on the part of the Company or such Subscribers or (iii) assuming the conditions set forth in Section 9.01 and Section 9.03 will be satisfied result in any portion of the amounts to be paid by such Subscribers in accordance with the Pre-Signing Subscription Agreements being unavailable on the Closing Date. As of the date hereof, assuming the conditions set forth in Section 9.01 and Section 9.03 will be satisfied, the Company does not have Knowledge of any reason that any of the conditions to the consummation of the purchases under the Pre-Signing Subscription Agreements will not be satisfied, and, as of the date hereof, the Company does not have Knowledge of any fact or event that would or would reasonably be expected to cause such conditions not to be satisfied.

4.14 No Other Representations or Warranties. The Company Representations are the exclusive representations and warranties made by the Company. Except for the Company Representations neither the Company nor any of its Affiliates or Representatives or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company, to the accuracy or completeness of any information regarding the Company or the Assets available to the other parties or their respective Representatives and expressly disclaims any such other representations or warranties. In particular, without limiting the foregoing, neither the Company nor any other Person makes or has made any representation or warranty to the other parties hereto with respect to, and shall have no liability in respect of, (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company or the Asset Acquisition or (b) any oral or, written information made available to the other parties hereto in the course of their evaluation of the Company or the Asset Acquisition and the negotiation of this Agreement or in the course of the Transactions, except in each case, for the Company Representations.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

OF ACQUIROR

Except as set forth in the Schedules to this Agreement (each of which qualifies (a) the correspondingly numbered representation, warranty or covenant if specified therein and (b) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent on its face), as it relates to the PSA, any Subscription Agreement or the transactions contemplated thereby, or the transactions contemplated by the Asset Acquisition, or in the Acquiror SEC Reports filed or furnished by Acquiror on or after February 24, 2021 (excluding (x) any disclosures in such Acquiror SEC Reports under the headings “Risk Factors,” “Forward-Looking Statements” or “Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature and (y) any exhibits or other documents appended thereto), Acquiror represents and warrants to the Company as follows:

5.01 Organization, Standing and Corporate Power. Acquiror is an entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite legal entity power and authority to carry on its business as now being conducted. Acquiror is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Acquiror to consummate the Transactions or be material and adverse to Acquiror.

5.02 Corporate Authority; Approval; Non-Contravention.

(a) Acquiror has all requisite corporate or other legal entity power and authority, and has taken all corporate or other legal entity action necessary in order to execute, deliver and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party and, subject to satisfaction of the conditions to Closing contemplated hereby, to consummate the Transactions. The execution, delivery and performance by Acquiror of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by it of the Transactions, have been duly and validly authorized by all necessary corporate consents and authorizations on the part of Acquiror, and no other corporate or other actions on the part of Acquiror are necessary to authorize the execution and delivery by Acquiror of this Agreement, the Ancillary Agreements to which it is a party and the consummation by it of the Transactions, in each case, subject to the satisfaction of the conditions set forth in Section 9.01. This Agreement and each other Ancillary Agreement to which it is a party has been duly executed and delivered by Acquiror and, assuming due authorization, execution and delivery hereof and thereof by the other parties, is a legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms (subject to the Enforceability Exceptions).

(b) The execution, delivery, and performance of this Agreement and the Ancillary Agreements to which Acquiror is a party, and the consummation of the Transactions, and subject to the satisfaction of the conditions set forth in Section 9.01 and Section 9.02, do not, and will not, constitute or result in (i) a breach or violation of, or a default under, the Acquiror

Organizational Documents or (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or default under, the creation or acceleration of any obligations under or the creation of a Lien (without regard to any Lien contemplated by the Senior Secured Term Loan Agreement and the Senior Secured Term Loan Agreement Collateral Documents) on any of the assets of Acquiror or any of its Affiliates pursuant to, any Contract to which Acquiror or any of its Affiliates is a party or, assuming (solely with respect to performance of this Agreement and consummation of the Transactions) compliance with the matters referred to in Section 5.02(a), under any Law to which Acquiror or any of its Affiliates is subject, except (in the case of clause (ii) above) for such violations, breaches or defaults which has not had or would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement and consummate the Transactions.

5.03 Litigation.

(a) Neither Acquiror nor, to the Knowledge of Acquiror, any of its officers, in their capacities as such, is the subject of or engaged in any material Action before a Governmental Authority, arbitration or other dispute resolution process before a third party unrelated to the dispute, whether as claimant, defendant or otherwise, and no such litigation, arbitration or dispute resolution process is pending or, to the Knowledge of Acquiror, threatened in writing on the date hereof, in each case, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement and consummate the Transactions. As of the date hereof, Acquiror is not, nor to the Knowledge of Acquiror is any of its officers, in their capacities as such, subject to any settlement agreements or arrangements, whether written or oral, or is in discussions for a settlement or arrangement, regarding any material disputes or material claims pursuant to which Acquiror has any material outstanding obligations or which provides for any injunctive relief.

(b) As of the date of this Agreement, Acquiror is not a party to or subject to the provisions of any outstanding judgment, order, writ, injunction, decree or award of any Governmental Authority (except if generally applicable without Acquiror being named therein) that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement and consummate the Transactions.

5.04 Compliance with Laws. Acquiror is, and since its date of incorporation, has been, operating in all material respects in a manner that is customary for businesses similar to Acquiror, and Acquiror is conducting and, since its date of incorporation, has conducted its business in compliance in all material respects with all Laws applicable to it.

5.05 Employee Benefit Plans. Except as may be contemplated by the Acquiror Equity Plan Proposal, Acquiror does not maintain, contribute to or have any obligation or liability, or could reasonably be expected to have any obligation or liability, under, any Benefit Plan with respect to which Acquiror has any outstanding obligations or liabilities.

5.06 Financial Ability; Trust Account.

(a) As of October 26, 2022, there is (i) at least $288,811,476.52 invested in a trust account at J.P. Morgan Chase Bank (the “Trust Account”), maintained by American Stock Transfer & Trust Company acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated February 24, 2021 by and between Acquiror and the Trustee (the “Trust Agreement”) and (ii) at least $104,000 held by Acquiror outside of the Trust Account. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Acquiror and, to the Knowledge of Acquiror, the Trustee, enforceable in accordance with its terms, subject to the Enforceability Exceptions. The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and, to the Knowledge of Acquiror, no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. To the Knowledge of Acquiror, there are no side letters and there are no agreements, Contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (A) cause the description of the Trust Agreement in the Acquiror SEC Reports to be inaccurate or (B) entitle any Person (other than (x) any Acquiror Stockholder who is a Redeeming Stockholder, (y) the underwriters referred to in the Trust Agreement and (z) the Acquiror), to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, Acquiror Organizational Documents and Acquiror’s final prospectus dated February 24, 2021, as amended. Amounts in the Trust Account are invested in United States government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. Acquiror has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. There are no Actions pending or, to the Knowledge of Acquiror, threatened with respect to the Trust Account. Acquiror has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement). As of the Effective Time, the obligations of Acquiror to dissolve or liquidate pursuant to the Acquiror Organizational Documents shall terminate, and, as of the Effective Time, Acquiror shall have no obligation whatsoever pursuant to the Acquiror Organizational Documents to dissolve and liquidate the assets of Acquiror by reason of the consummation of the Transactions. Following the Effective Time, no Acquiror Stockholder shall be entitled to receive any amount from the Trust Account except to the extent such Acquiror Stockholder is a Redeeming Stockholder.

(b) As of the date hereof, assuming the accuracy of the representations and warranties of the Company herein and the compliance by the Company with its respective obligations hereunder, Acquiror has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account (net of the required disbursements to other Persons in accordance with the Trust Agreement and the Acquiror Organizational Documents) will not be available to Acquiror on the Closing Date.

(c) Except as set forth on Schedule 5.06(c), Acquiror does not have, or have any present intention, agreement, arrangement or understanding to enter into or incur, any obligations with respect to or under any Indebtedness.

5.07 Taxes.

(a) Acquiror has timely filed with the appropriate Tax Authority, or has caused to be timely filed on its behalf (taking into account any valid extension of time within which to file), all material Tax Returns required to be filed by or on behalf of it, and all such Tax Returns are true, correct and complete in all material respects. Acquiror has timely paid all material Taxes due and payable.

(b) Acquiror has (i) withheld all material amounts of Taxes required to have been withheld by it in connection with amounts paid to any employee, independent contractor, creditor, stockholder or any other party, and (ii) timely remitted such amounts required to have been remitted to the appropriate Tax Authority.

(c) Acquiror is not subject to any material Tax liability that has not been paid or fully reserved for in the audited financial statements (including, in each case, the notes and schedules thereto) included in the Acquiror SEC Reports in accordance with GAAP.

(d) No claim, assessment, deficiency or proposed adjustment for any material Taxes for which Acquiror is liable has been asserted or assessed by any Tax Authority that remains unresolved or unpaid except for claims, assessments, deficiencies or proposed adjustments being contested in good faith and for which adequate reserves have been established in accordance with GAAP. There is no material Tax audit or other examination or proceeding with respect to Taxes of Acquiror presently in progress, and there are no waivers, extensions or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any material Taxes or Tax Returns of Acquiror.

(e) Acquiror is not (i) a party to any Tax sharing, indemnification, allocation or similar agreement or arrangement (excluding any commercial contract entered into in the ordinary course of business and not primarily related to Taxes), (ii) a member of an affiliated, consolidated, combined, unitary or similar Tax group (other than any such Tax group the common parent of which was Acquiror, as applicable), or (iii) a party to any “listed transaction” under Treasury Regulations Section 1.6011-4(b)(2) (or any corresponding or similar provision of state, local or foreign Law).

(f) Acquiror has no material liability for Taxes of any other Person as a result of Treasury Regulations Section 1.1502-6, as a transferee or successor, by contract or by operation of Law (other than pursuant to customary commercial contracts entered into in the ordinary course of business and not primarily related to Taxes).

(g) Acquiror will not be required to include any material item of income in, or exclude any material deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting, or use of an improper method of accounting, for a taxable period (or portion thereof) ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount or deferred revenue received or accrued on or prior to the Closing Date outside of the ordinary course of business.

(h) Acquiror has not distributed stock of another Person, or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code).

(i) There are no material Liens for Taxes upon any property or asset of Acquiror.

5.08 Brokers. No broker, investment banker, financial advisor or other Person, other than those set out in Schedule 5.08, the fees and expenses of which will be paid by Acquiror pursuant to an engagement letter entered into therewith, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Acquiror or any of its Affiliates.

5.09 Acquiror SEC Reports; Financial Statements; Sarbanes-Oxley Act.

(a) Acquiror has filed in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since February 24, 2021 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “Acquiror SEC Reports”) in accordance with applicable Law and NYSE requirements. None of the Acquiror SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the Acquiror SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC), and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of Acquiror as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.

(b) Acquiror has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to Acquiror and other material information required to be disclosed by Acquiror in the reports and other documents that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Acquiror’s principal executive officer and its principal financial officer as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Such disclosure controls and procedures are effective in timely alerting Acquiror’s principal executive officer and principal financial officer to material information required to be included in Acquiror’s periodic reports required under the Exchange Act.

(c) Acquiror has established and maintained a system of internal controls. Such internal controls are sufficient to provide reasonable assurance regarding the reliability of Acquiror’s financial reporting and the preparation of Acquiror’s financial statements for external purposes in accordance with GAAP.

(d) There are no outstanding loans or other extensions of credit made by Acquiror to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Acquiror. Acquiror has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(e) Neither Acquiror (including any employee thereof) nor Acquiror’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by Acquiror, (ii) any fraud, whether or not material, that involves Acquiror’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Acquiror or (iii) any claim or allegation regarding any of the foregoing.

(f) There are no outstanding SEC comments from the SEC with respect to the Acquiror SEC Reports and none of the Acquiror SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation.

5.10 Business Activities; Absence of Changes.

(a) Since its incorporation, Acquiror has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination. Except as set forth in the Acquiror Organizational Documents, there is no agreement, commitment or Governmental Order binding upon Acquiror or to which Acquiror is a party which has had or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Acquiror or any acquisition of property by Acquiror or the conduct of business by Acquiror as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement and consummate the Transactions.

(b) Acquiror does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, Acquiror has no interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

(c) Except for (i) this Agreement and the agreements expressly contemplated hereby (including any agreements permitted by Section 7.02), (ii) as set forth on Schedule 5.10(c) and (iii) with respect to fees and expenses of Acquiror’s legal, financial and other advisors, Acquiror is not party to any Contract with any other Person.

(d) There is no Indebtedness or other liability or obligation, contingent or otherwise, against Acquiror, except for liabilities and obligations (i) reflected or reserved for on Acquiror’s consolidated balance sheet for the quarterly period ended June 30, 2022 or disclosed in the notes thereto (other than any such liabilities not reflected, reserved or disclosed as are not and would not be, in the aggregate, material to Acquiror), (ii) that have arisen since the date of Acquiror’s consolidated balance sheet for the quarterly period ended June 30, 2022 in the ordinary course of the operation of business of Acquiror (other than any such liabilities as are not and would not be, in the aggregate, material to Acquiror) or (iii) disclosed in Schedule 5.10(d).

(e) (i) Since the date of Acquiror’s incorporation, there has not been any change, development, condition, occurrence, event or effect relating to Acquiror that, individually or in the aggregate, resulted in, or would reasonably be expected to result in, a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement and consummate the Transactions and (ii) from June 30, 2022 through the date of this Agreement, Acquiror has not taken any action that would require the consent of the Company pursuant to Section 7.02 if such action had been taken after the date hereof.

5.11 Proxy Statement. As of the time the definitive Proxy Statement is filed with the SEC, the Proxy Statement (together with any amendments or supplements thereto) will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Acquiror makes no representations or warranties as to the information contained in or omitted from the Proxy Statement in reliance upon and in conformity with information furnished in writing to Acquiror by or on behalf of the Company specifically for inclusion in the Proxy Statement.

5.12 No Outside Reliance. Notwithstanding anything contained in this Article V or any other provision of this Agreement, Acquiror and its Affiliates and any of its and their respective directors, officers, employees, partners, stockholders, members or Representatives, acknowledge and agree that Acquiror has made its own investigation of the Company and that neither the Company nor any of its Affiliates or any of their respective directors, officers, employees, partners, stockholders, members, agents or Representatives is making any representation or warranty whatsoever, express or implied, beyond the Company Representations, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or the Assets, and Acquiror, on its own behalf and on behalf of its Affiliates and its and their directors, officers, employees, partners, stockholders, members or Representatives, disclaim reliance on any representations and warranties, express or implied, other than the Company Representations. Without limiting the generality of the foregoing, it is understood that any cost or other estimates, financial or other projections or other predictions that may be contained or referred to in the Schedules or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” (whether or not accessed by Acquiror or its Representatives) or reviewed by Acquiror) or management presentations that have been or shall hereafter be provided to Acquiror or any of its Affiliates, agents or Representatives are not and will not be deemed to be representations or warranties of the Company, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as may be expressly set forth in a Company Representation. Except as otherwise expressly set forth in any Company Representation, Acquiror understands and agrees that the Assets and any assets, properties and business of the Company are furnished “as is”, “where is” and subject to all faults and without any other representation or warranty of any nature whatsoever.

5.13 Capitalization.

(a) The authorized capital stock of Acquiror consists of (i) 220,000,000 shares of Acquiror Common Stock, of which (A) 200,000,000 shares of Acquiror Class A Common Stock are issued and outstanding as of the date of this Agreement, (B) 20,000,000 shares of Acquiror Class B Common Stock are issued and outstanding as of the date of this Agreement and (C) 22,125,000 Acquiror Warrants are issued and outstanding as of the date of this Agreement and (ii) 1,000,000 shares of Preferred Stock of Acquiror, par value $0.0001 (“Acquiror Preferred Stock”), of which no shares are issued and outstanding. All of the issued and outstanding shares of Acquiror Common Stock and Acquiror Warrants (w) have been duly authorized and validly issued and are fully paid and nonassessable, (x) were issued in compliance in all material respects with applicable Law, (y) were not issued in breach or violation of any preemptive rights or Contract and (z) are fully vested and not otherwise subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, except as disclosed in the Acquiror SEC Reports with respect to certain Acquiror Common Stock held by the Sponsor.

(b) Except for this Agreement, the Acquiror Warrants and the Subscription Agreements, as of the date hereof, there are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of Acquiror Common Stock or the equity interests of Acquiror, or any other Contracts to which Acquiror is a party or by which Acquiror is bound obligating Acquiror to issue or sell any shares of capital stock of, other equity interests in or debt securities of, Acquiror, and (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in Acquiror. Except as disclosed in the Acquiror SEC Reports or the Acquiror Organizational Documents, there are no outstanding contractual obligations of Acquiror to repurchase, redeem or otherwise acquire any securities or equity interests of Acquiror. There are no outstanding bonds, debentures, notes or other indebtedness of Acquiror having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which Acquiror Stockholders may vote. Except as disclosed in the Acquiror SEC Reports, there are no registration rights, and Acquiror is not a party to any stockholders agreement, voting agreement or registration rights agreement, rights plan, anti-takeover plan or similar agreements relating to Acquiror Common Stock or any other equity interests of Acquiror. Acquiror does not own any capital stock or any other equity interests in any other Person or have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any shares of the capital stock or other equity interests, or any securities or obligations exercisable or exchangeable for or convertible into any shares of the capital stock or other equity interests, of such Person.

5.14 NYSE Stock Market Quotation. The issued and outstanding shares of Acquiror Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NYSE under the symbol “FLME”. Acquiror is in compliance in all material respects with the rules of NYSE and there is no Action pending or, to the Knowledge of Acquiror, threatened against Acquiror by NYSE, the Financial Industry Regulatory Authority or the SEC with respect to any intention by such entity to deregister the Acquiror Common Stock or terminate the listing of Acquiror Common Stock on NYSE. None of Acquiror or its Affiliates has taken any action in an attempt to terminate the registration of the Acquiror Common Stock or Acquiror Warrants under the Exchange Act except as contemplated by this Agreement.

5.15 Contracts; No Defaults.

(a) The Acquiror SEC Reports disclose every “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (other than confidentiality and non-disclosure agreements and this Agreement) to which, as of the date of this Agreement, Acquiror is a party or by which its assets are bound (together with the Contracts identified in Schedule 5.10(c), the “Acquiror Material Contracts”).

(b) Acquiror is not, and it has not received written notice that any other party to any such Acquiror Material Contract is, in material violation or material breach of or material default (immediately or upon notice or lapse of time) under any such Acquiror Material Contract to which it is a party or any of its properties or other assets is subject. No such Acquiror Material Contract is the subject of a notice to terminate, except for any expiration of the term of such Contract following the date of this Agreement in accordance with its terms. Each Acquiror Material Contract is in full force and effect and, subject to the Enforceability Exceptions, is legal, valid and binding on Acquiror and, to the Knowledge of Acquiror, each other party thereto, except as would not be material and adverse to Acquiror. There is no default under any such Acquiror Material Contract by Acquiror, or, to the Knowledge of Acquiror, any other party thereto, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by Acquiror, or, to the Knowledge of Acquiror, any other party thereto, in each case, except as would not be material and adverse to Acquiror.

5.16 Title to Property. Except as set forth on Schedule 5.16, Acquiror (a) does not own or lease any real or personal property and (b) is not a party to any agreement or option to purchase any real property, personal property or other material interest therein.

5.17 Investment Company Act. Acquiror is not an “investment company” within the meaning of the Investment Company Act of 1940.

5.18 Affiliate Agreements. Except as set forth on Schedule 5.18, Acquiror is not a party to any transaction, agreement, arrangement or understanding with any (a) present or former executive officer or director of Acquiror, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of the capital stock or equity interests of Acquiror or (c) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing (each of the foregoing, an “Acquiror Affiliate Agreement”).

5.19 Takeover Statutes and Charter Provisions. As of the date of this Agreement and through the Effective Time, no “fair price,” “moratorium,” “control share acquisition” or other anti-takeover statute or similar domestic or foreign Law applies with respect to Acquiror in connection with this Agreement, the Mergers, the issuance of the Aggregate Merger Consideration or any of the other Transactions. As of the date of this Agreement and through the Effective Time, there is no stockholder rights plan, “poison pill” or similar anti-takeover agreement or plan in effect to which Acquiror is subject, party or otherwise bound.

5.20 No Other Representations or Warranties. The Acquiror Representations are the exclusive representations and warranties made by Acquiror. Except for the Acquiror Representations, neither Acquiror nor any of its Affiliates or Representatives or any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Acquiror, to the accuracy or completeness of any information regarding Acquiror available to the other parties or their respective Representatives and expressly disclaims any such other representations or warranties. Without limiting the foregoing, neither Acquiror nor any other Person makes or has made any representation or warranty to the other parties hereto with respect to, and shall have no liability in respect of, (a) any financial projection, forecast, estimate, budget or prospect information relating to Acquiror or (b) any oral or written information made available to the other parties hereto in the course of their evaluation of Acquiror and the negotiation of this Agreement or in the course of the Transactions, except in each case, for the Acquiror Representations.

ARTICLE VI

COVENANTS OF THE COMPANY

6.01 Conduct of Business. From the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms (the “Interim Period”), the Company shall, except as set forth on Schedule 6.01, as expressly contemplated by this Agreement or as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld or delayed), or as may be required by Law: (i) use its commercially reasonable efforts to conduct and operate its business in the ordinary course consistent with past practice in all material respects, and (ii) use commercially reasonable efforts to keep available the services of its present officers. Without limiting the generality of the foregoing, except as set forth on Schedule 6.01, as expressly contemplated by this Agreement or as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld or delayed, except with respect to Section 6.01(c) or Section 6.01(d), in which event Acquiror may withhold or grant its consent in its sole discretion), or as may be required by Law, the Company shall not during the Interim Period:

(a) change or amend the Company Organizational Documents, or enter into or change or amend any other organizational type documents of the Company;

(b) declare, make or pay any dividend or other distribution (whether in cash, equity or property) to any equityholder of the Company or repurchase or redeem any equity interests of the Company;

(c) create, allot, issue, redeem or repurchase or agree to create, allot, issue, redeem or repurchase any equity or other securities of whatsoever nature convertible into equity (or any option to subscribe for the same) of the Company;

(d) terminate, amend, supplement or otherwise modify in any manner, or terminate, amend, supplement, modify, waive or release any liabilities, obligations, rights, claims or benefits under or pursuant to any Material Contract, or consent or agree to do any of the foregoing, or consummate the transactions contemplated under the PSA other than with Acquiror;

(e) sell, transfer, lease, pledge or otherwise encumber or subject to any Lien, abandon, cancel, let lapse or convey or dispose of any assets, properties or business of the Company or the assets to be acquired pursuant to the PSA, other than in the ordinary course of business;

(f) (i) fail to maintain its existence or acquire by merger or consolidation with, or merge or consolidate with, or purchase a material portion of the assets or equity of, any corporation, partnership, limited liability company, association, joint venture or other business organization or division thereof; or (ii) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company (other than the Transactions);

(g) make any capital expenditures (or commitment to make any capital expenditures), other than in the ordinary course of business;

(h) make any loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, directors, agents or consultants), make any material change in its existing borrowing or lending arrangements for or on behalf of such Persons, or enter into any “keep well” or similar agreement to maintain the financial condition of any other Person;

(i) (A) adopt or amend any Benefit Plan, or enter into any employment contract or collective bargaining agreement, (B) hire any employee or any other individual to provide services to the Company or its Subsidiaries, other than in the ordinary course of business or (C) enter into any agreement to pay compensation to any of its officers or directors;

(j) make, revoke or change any material Tax election, adopt or change any material Tax accounting method or period, file any amendment to a material Tax Return, enter into any agreement with a Tax Authority with respect to a material amount of Taxes, settle or compromise any examination, audit or other Action with a Tax Authority of or relating to any material Taxes or settle or compromise any claim or assessment by a Tax Authority in respect of material Taxes, consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of Taxes, or enter into any Tax sharing, indemnification, allocation or similar agreement (excluding any commercial contract entered into in the ordinary course of business and not primarily related to Taxes);

(k) incur, issue, assume, guarantee or otherwise become liable for any Indebtedness, or in any material respect, modify any Indebtedness, other than in the ordinary course of business;

(l) enter into any material new line of business outside of the business currently conducted by the Company as of the date of this Agreement or take any actions that if taken prior to the signing, would be required to be disclosed on Schedule 4.10;

(m) make any material change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP (including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization) or applicable Law; or

(n) enter into any agreement or undertaking to do any action prohibited under this Section 6.01;

provided, however, that notwithstanding anything in this Agreement to the contrary, if the PSA obligates SOC to take or refrain from taking an action, SOC shall be entitled to take or refrain from taking such action solely to the extent so required.

6.02 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company by third parties that may be in the Company’s possession from time to time, and except for any information which (a) relates to interactions with prospective buyers of the Company or the negotiation of this Agreement and the Transactions or (b) in the judgment of legal counsel (including in-house counsel) of the Company would result in the loss of attorney-client privilege or other privilege from disclosure or would conflict with any applicable Law or confidentiality obligations to which the Company is bound, the Company shall afford to Acquiror and its Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, in such manner as to not interfere with the normal operation of the Company, to all of its properties, books, projections, plans, systems, Contracts, commitments, Tax Returns, records, commitments, analyses and appropriate officers and employees of the Company, and shall furnish such Representatives with all financial and operating data and other information concerning the affairs of the Company and that are in the possession of the Company as such Representatives may reasonably request; provided, that such access shall not include any unreasonably invasive or intrusive investigations or other testing, sampling or analysis of any properties, facilities or equipment of the Company without the prior written consent of the Company. The parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. All information obtained by Acquiror and its Representatives under this Agreement shall be subject to Section 8.05(a) prior to the Effective Time.

6.03 No Claim Against the Trust Account. The Company acknowledges that Acquiror is a blank check company with the power and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets, and the Company has read Acquiror’s final prospectus, dated February 24, 2021 and other Acquiror SEC Reports, the Acquiror Organizational Documents, and the Trust Agreement and understands that Acquiror has established the Trust Account described therein for the benefit of Acquiror’s public stockholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. The Company further acknowledges and agrees that Acquiror’s sole assets consist of the cash proceeds of Acquiror’s initial public offering and private placements of its securities, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of its public stockholders. The Company further acknowledges that, if the Transactions or, in the event of termination of this Agreement, another Business Combination, are or is not consummated by March 1, 2023 or such later date as approved by the stockholders of Acquiror to complete a Business Combination, Acquiror will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, the Company (on behalf of itself and its Affiliates) hereby waives any past, present or future claim of any kind against, and any right to access, the Trust Account, any trustee of the Trust Account and Acquiror to collect from the Trust Account any monies that may be owed to them by Acquiror or any of its Affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever, including, without limitation, for any Willful Breach of this Agreement; provided, that (i) nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against Acquiror for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, and (ii) nothing herein shall serve to limit or prohibit any claims that the Company may have in the future against Acquiror’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account (other than in payment to Redeeming Stockholders) and any assets that have been purchased or acquired with any such funds). This Section 6.03 shall survive the termination of this Agreement for any reason.

6.04 Proxy Solicitation; Other Actions.

(a) The Company agrees to use reasonable best efforts to provide Acquiror, as soon as reasonably practicable after the date hereof (i) audited carve-out financial statements, including combined balance sheets, statements of operations, statements of cash flows, and statements of changes in parent net investment, of Exxon’s interests in certain oil and gas properties located offshore in the Santa Ynez Unit and the Las Flores Canyon processing facilities (“SYU”) as of and for the years ended December 31, 2021 and 2020, in each case, prepared in accordance with GAAP and Regulation S-X and audited in accordance with the standards of the Public Company Accounting Oversight Board and (ii) unaudited interim period financial statements of SYU as of and for the periods required by Regulation S-X and prepared in accordance with GAAP and Regulation S-X. The Company further agrees to use reasonable best efforts to provide any additional financial information required pursuant to the rules and regulations of the SEC and applicable Law as promptly as reasonably practicable following any staleness dates or periods (as determined in accordance with the rules and regulations of the SEC and applicable Law).

(b) The Company shall use reasonable best efforts to make its officers and employees reasonably available, in each case, during normal business hours and upon reasonable advance notice, to Acquiror and its counsel in connection with (A) the drafting of the Proxy Statement and (B) responding in a timely manner to comments on the Proxy Statement from the SEC. Without limiting the generality of the foregoing, the Company shall reasonably cooperate with Acquiror in connection with Acquiror’s preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC).

(c) From and after the date on which the Proxy Statement has been filed with the SEC in definitive form until the Closing Date, the Company will give Acquiror prompt written notice of any action taken or not taken by the Company or of any development regarding the Company, in any such case which is known by the Company, that would cause the Proxy Statement to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, that, if any such action shall be taken or fail to be taken or such development shall otherwise occur, Acquiror and the Company shall cooperate fully to cause an amendment or supplement to be made promptly to the Proxy Statement, such that the Proxy Statement no longer contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, further, however, that no information received by Acquiror pursuant to this Section 6.04 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the party who disclosed such information, and no such information shall be deemed to change, supplement or amend the Schedules. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any statements made in the Proxy Statement based on information supplied by or on behalf of Acquiror or its Affiliates for inclusion therein.

6.05 Non-Solicitation; Acquisition Proposals.

(a) From the date of this Agreement until the Effective Time or, if earlier, the valid termination of this Agreement in accordance with Section 10.01, the Company shall not, and shall cause its Representatives not to, directly or indirectly:

(i) intentionally initiate or solicit any inquiries that would be reasonably likely to lead to an offer or proposal regarding any transaction with any Person (other than Acquiror or its Affiliates) that would result in a Change in Control (“Acquisition Proposal”);

(ii) engage in, continue or otherwise participate in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any Person relating to any Acquisition Proposal;

(iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal;

(iv) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, confidentiality agreement, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, partnership agreement, option agreement or other similar agreement for or relating to any Acquisition Proposal; or

(v) resolve or agree to do any of the foregoing.

The Company also agrees that immediately following the execution of this Agreement it shall, and shall cause its Representatives to, cease any solicitations, discussions or negotiations with any Person (other than the parties hereto and their respective Representatives) conducted heretofore in connection with an Acquisition Proposal. The Company also agrees that within three (3) Business Days of the execution of this Agreement, the Company shall request each Person (other than the parties hereto and their respective Representatives) that has prior to the date hereof executed a confidentiality agreement in connection with its consideration of acquiring the Company (and with whom the Company has had contact in twelve (12) months prior to the date of this Agreement regarding the acquisition of the Company) to return or destroy all confidential information furnished to such Person by or on behalf of it prior to the date hereof and within 24 hours of execution and delivery of this Agreement terminate access to any physical or electronic data room maintained by or on behalf of the Company. The Company shall promptly (and in any event within two (2) Business Days) notify, in writing, Acquiror of the receipt of any inquiry, proposal, offer or request for information received after the date hereof that constitutes, or would reasonably be expected to result in or lead to, any Acquisition Proposal, which notice shall include a summary of the material terms of, and the identity of the Person or group of Persons making, such inquiry, proposal, offer or request for information and an unredacted copy of any Acquisition Proposal or inquiry, proposal or offer made in writing or, if not in writing, a written description of the material terms and conditions of such inquiry, proposal or offer. The Company shall promptly (and in any event within two (2) Business Days) keep Acquiror informed of any material developments with respect to any such inquiry, proposal, offer, request for information or Acquisition Proposal (including any material changes thereto and copies of any additional written materials received by the Company or its Representatives). Without limiting the foregoing, it is understood that any violation of the restrictions contained in this Section 6.05 by any of the Company’s Representatives acting on the Company’s behalf, shall be deemed to be a breach of this Section 6.05 by the Company.

ARTICLE VII

COVENANTS OF ACQUIROR

7.01 Indemnification and Insurance.

(a) From and after the Effective Time, Acquiror and the Surviving Company agree that they shall indemnify and hold harmless each present and former director and officer of the Company against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under applicable Law and the Company Organizational Documents and indemnification agreements in effect on the date of this Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, Acquiror shall, and shall cause the Surviving Company to, (i) maintain for a period of not less than six (6) years from the Effective Time provisions in its certificate of incorporation, bylaws, and any such indemnification agreements, to the extent applicable, concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers and directors that are no less favorable to those Persons than the provisions of the Company Organizational Documents and indemnification agreements listed on Schedule 7.01, to the extent applicable, as of the date of this Agreement and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law. Acquiror shall assume, and be liable for, and shall cause the Surviving Company and their respective Subsidiaries to honor, each of the covenants in this Section 7.01.

(b) For a period of six (6) years from the Effective Time, Acquiror shall, or shall cause one or more of its Subsidiaries to, maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the Company’s directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to Acquiror or its agents or representatives) on terms not less favorable than the terms of such current insurance coverage; provided, however, that (i) Acquiror may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6)-year “tail” policy containing terms not less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Effective Time and (ii) if any claim is asserted or made within such six (6)-year period, any insurance required to be maintained under this Section 7.01 shall be continued in respect of such claim until the final disposition thereof.

(c) Notwithstanding anything contained in this Agreement to the contrary, this Section 7.01 shall survive the consummation of the Mergers indefinitely and shall be binding, jointly and severally, on Acquiror and the Surviving Company and all successors and assigns of Acquiror and the Surviving Company. In the event that Acquiror, the Surviving Company or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or Surviving Company or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Acquiror and the Surviving Company shall ensure that proper provision shall be made so that the successors and assigns of Acquiror or the Surviving Company, as the case may be, shall succeed to the obligations set forth in this Section 7.01. The obligations of Acquiror and the Surviving Company under this Section 7.01 shall not be terminated or modified in such a manner as to materially and adversely affect any present and former director and officer of the Company without the consent of the affected Person.

7.02 Conduct of Acquiror During the Interim Period.

(a) During the Interim Period, Acquiror shall carry on its business in the ordinary course of business and in accordance with applicable Law. During the Interim Period, except as set forth on Schedule 7.02 or as expressly contemplated by this Agreement or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld or delayed), or as may be required by Law, Acquiror shall not:

(i) change, modify or amend the Trust Agreement or the Acquiror Organizational Documents;

(ii) (A) make, declare, set aside or pay any dividends on, or make any other distribution (whether in cash, stock or property) in respect of any of its outstanding capital stock or other equity interests; (B) split, combine, reclassify or otherwise change any of its capital stock or other equity interests; or (C) other than the redemption of any shares of Acquiror Common Stock required by the Offer or as otherwise required by Acquiror’s Organizational Documents in order to consummate the Transactions, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Acquiror;

(iii) make, revoke or change any material Tax election, adopt or change any material Tax accounting method or period, file any material Tax Return in a manner inconsistent with past practices in any material respect, file any amendment to a material Tax Return, enter into any agreement with a Governmental Authority with respect to a material amount of Taxes, settle or compromise any examination, audit or other Action with a Governmental Authority of or relating to any material Taxes or settle or compromise any claim or assessment by a Governmental Authority in respect of material Taxes, consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of Taxes, incur any liability for Taxes outside the ordinary course of business, or enter into any Tax sharing, indemnification, allocation or similar agreement or arrangement (excluding any commercial contract entered into in the ordinary course of business and not primarily related to Taxes);

(iv) other than as set forth on Schedule 7.02(a)(iv), enter into, renew or amend in any material respect, any Acquiror Affiliate Agreement (or any Contract, that if existing on the date hereof, would have constitute an Acquiror Affiliate Agreement);

(v) enter into, or amend or modify any material term of, terminate (excluding any expiration in accordance with its terms), or waive or release any material rights, claims or benefits under, any Contract of a type required to be listed on Schedule 5.15(a) (or any Contract, that if existing on the date hereof, would have been required to be listed on Schedule 5.15(a)) or any collective bargaining or similar agreement (including agreements with works councils and trade unions and side letters) to which Acquiror is a party or by which it is bound;

(vi) waive, release, compromise, settle or satisfy any pending or threatened claim (which shall include, but not be limited to, any pending or threatened Action) or compromise or settle any material liability, other than in the ordinary course of business consistent with past practice;

(vii) incur, create, assume, refinance, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any material Indebtedness;

(viii) (A) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, Acquiror or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than (i) in connection with the exercise of any Acquiror Warrants outstanding on the date hereof or (ii) the Transactions or (B) amend, modify or waive any of the terms or rights set forth in, any Acquiror Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein;

(ix) (A) adopt or amend any Benefit Plan, or enter into any employment contract or collective bargaining agreement other than the Acquiror Equity Incentive Plan or as otherwise contemplated by this Agreement, or (B) enter into any agreement to pay compensation to any of its officers or directors;

(x) (A) fail to maintain its existence or acquire by merger or consolidation with, or merge or consolidate with, or purchase a material portion of the assets or equity of, any corporation, partnership, limited liability company, association, joint venture or other business organization or division thereof, or otherwise acquire any material assets; or (B) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Acquiror (other than the Transactions);

(xi) make any capital expenditures;

(xii) make any loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, directors, agents or consultants), make any change in its existing borrowing or lending arrangements for or on behalf of such Persons, or enter into any “keep well” or similar agreement to maintain the financial condition of any other Person;

(xiii) enter into any new line of business outside of the business currently conducted by Acquiror as of the date of this Agreement;

(xiv) make any change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP (including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization) or applicable Law;

(xv) voluntarily fail to maintain, cancel or materially change coverage under any insurance policy in form and amount equivalent in all material respects to the insurance coverage currently maintained with respect to Acquiror and its assets and properties;

(xvi) enter into any agreement, understanding or arrangement with respect to the voting of Acquiror Common Stock (other than any agreement with an Acquiror Stockholder consistent with the terms of the Insider Letter); or

(xvii) enter into any agreement or undertaking to do any action prohibited under this Section 7.02.

(b) During the Interim Period, Acquiror shall comply with, and continue performing under, as applicable, the Acquiror Organizational Documents, the Trust Agreement and all other Contracts to which Acquiror may be a party in accordance with their terms and shall not agree to any amendment or waiver of any rights or remedies of Acquiror under any such Contracts.

7.03 Trust Account. Prior to or at the Closing (subject to the satisfaction or waiver of the conditions set forth in Article IX), Acquiror shall deliver the instructions to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement and the Acquiror Organizational Documents for the payment of: (a) the redemption of any shares of Acquiror Common Stock validly redeemed by any Acquiror Stockholder in connection with the Offer upon acceptance by the Acquiror of such shares of Acquiror Common Stock; (b) the payment of the Outstanding Company Expenses and Outstanding Acquiror Expenses pursuant to Section 3.04; and (c) the balance of the assets in the Trust Account, if any, after payment of the amounts required under the foregoing clauses (a) and (b), to be disbursed to Acquiror.

7.04 Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to Acquiror by third parties that may be in Acquiror’s possession from time to time, and except for any information which in the opinion of legal counsel (including in-house counsel) of Acquiror would result in the loss of attorney-client privilege or other privilege from disclosure or would conflict with any applicable Law or confidentiality obligations to which Acquiror is bound, Acquiror shall afford to the Company, its Affiliates and their respective Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, to all of their respective properties, books, projections, plans, systems, Contracts, commitments, Tax Returns, records, commitments, analyses and appropriate officers and employees of Acquiror, and shall furnish such Representatives with all financial and operating data and other information concerning the affairs of Acquiror that are in the possession of Acquiror as such Representatives may reasonably request. The parties shall use commercially reasonable efforts to make alternative arrangements for such disclosure where the restrictions in the preceding sentence apply. All information obtained by the Company, its Affiliates and their respective Representatives under this Agreement shall be subject to Section 8.05(a) prior to the Effective Time.

7.05 Acquiror NYSE Listing.

(a) From the date hereof through the Closing, Acquiror shall use reasonable best efforts to ensure Acquiror remains listed as a public company on, and for shares of Acquiror Common Stock to be listed on, NYSE.

(b) Acquiror shall use reasonable best efforts to cause the Acquiror Common Stock to be issued in connection with the Transactions or otherwise reserved for issuance to be approved for listing on NYSE as promptly as practicable following the issuance thereof, subject to official notice of issuance, on or prior to the Closing Date.

7.06 Acquiror Public Filings. From the date hereof through the Closing, Acquiror will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting and other obligations under applicable Securities Laws.

7.07 Additional Insurance Matters. Prior to the Closing and subject in all cases to Section 7.01, Acquiror shall obtain directors’ and officers’ liability insurance that shall be effective as of Closing and will cover those Persons who will be the directors and officers of Acquiror and its Subsidiaries (including the directors and officers of the Company) at and after the Closing on terms customary for a typical directors’ and officers’ liability insurance policy for a company whose equity is listed on NYSE which policy has a scope and amount of coverage that is reasonably appropriate for a company of similar characteristics (including the line of business and revenues) as Acquiror and its Subsidiaries (including the Company).

7.08 Section 16 Matters. Prior to the Closing, the board of directors of Acquiror, or an appropriate committee of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the acquisition of Acquiror Common Stock pursuant to this Agreement and the other agreements contemplated hereby, by any person owning securities of the Company who is expected to become a director or officer (as defined under Rule 16a-1(f) under the Exchange Act) of Acquiror following the Closing shall be an exempt transaction for purposes of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

7.09 Exclusivity(a) . From the date of this Agreement until the Effective Time or, if earlier, the valid termination of this Agreement in accordance with Section 10.01, Acquiror shall not, and shall cause its Representatives not to, directly or indirectly:

(a) intentionally initiate or solicit any inquiries that would be reasonably likely to lead to an offer or proposal regarding a Business Combination;

(b) engage in, continue or otherwise participate in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any Person relating to any Business Combination;

(c) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any proposal or offering relating to any Business Combination;

(d) execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, confidentiality agreement, merger agreement, acquisition agreement, exchange agreement, joint venture agreement, partnership agreement, option agreement or other similar agreement for or relating to any proposal or offer for any Business Combination; or

(e) resolve or agree to do any of the foregoing.

Acquiror agrees that immediately following the execution of this Agreement it shall, and shall use its reasonable best efforts to cause its Representatives to, cease any solicitations, discussions or negotiations with any Person (other than the parties hereto and their respective Representatives) conducted heretofore in connection with Business Combination or any inquiry or request for information that would reasonably be expected to lead to, or result in, a Business Combination. Acquiror shall promptly (and in any event within two (2) Business Days) notify, in writing, the Company of the receipt of any inquiry, proposal, offer or request for information received after the date hereof that constitutes, or would reasonably be expected to result in or lead to, any Business Combination other than with the Company, which notice shall include a summary of the material terms of, and the identity of the Person or group of Persons making, such inquiry, proposal, offer or request for information and an unredacted copy of proposal or indication of interest, written or oral relating to any Business Combination (a “Business Combination Proposal”). Acquiror shall promptly (and in any event within two (2) Business Days) keep the Company reasonably informed of any material developments with respect to any such Business Combination Proposal.

7.10 Acquiror Equity Incentive Plan. Subject to obtaining the Acquiror Stockholder Approvals, Acquiror shall adopt the Acquiror Equity Incentive Plan, in such form as shall be agreed between the Company and Acquiror.

7.11 Termination of Acquiror Affiliate Agreements. Prior to or concurrently with the Closing, Acquiror shall (a) terminate or cause to be terminated each Acquiror Affiliate Agreement set forth on Schedule 7.11 and (b) satisfy or cause to be satisfied in favor of, or pay or cause to be paid to, the Sponsor or any of its Affiliates all outstanding Indebtedness owed by Acquiror to the Sponsor or any such Affiliate.

ARTICLE VIII

JOINT COVENANTS

8.01 Support of Transaction. Without limiting any covenant contained in Article VI or Article VII, including the obligations of the Company and Acquiror with respect to the matters described in Section 8.02, which shall control with respect to Antitrust Laws and related matters to the extent of any conflict with the succeeding provisions of this Section 8.01, Acquiror and the Company shall each: (a) use commercially reasonable efforts to assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and regulatory consents required to be obtained in connection with the Transactions, (b) use commercially reasonable efforts to obtain all material consents and approvals of third parties that any of Acquiror, the Company, or their respective Affiliates are required to obtain in order to consummate the Transactions, including any required approvals of parties to Material Contracts with the Company, and (c) use commercially reasonable efforts to take such other action as may reasonably be necessary or as another party may reasonably request to satisfy the conditions of Article IX or otherwise to comply with this Agreement and to consummate the Transactions as promptly as practicable. Notwithstanding the foregoing, in no event shall Acquiror or the Company be obligated to bear any expense or pay any fee or grant any concession in connection with obtaining any consents, authorizations or approvals pursuant to the terms of any Contract to which the Company is a party or otherwise in connection with the consummation of the Transactions.

8.02 HSR Act and Regulatory Approvals.

(a) Acquiror and the Company shall, and shall cause their respective Affiliates to, comply as promptly as practicable, but in no event later than ten (10) Business Days after the date hereof, with the notification and reporting requirements of the HSR Act with respect to the Transactions and the Asset Acquisition. Acquiror and the Company shall use their commercially reasonable efforts to (i) furnish to the other party as promptly as practicable all information reasonably required for any application or filing required to be made in connection with the Transactions and the Asset Acquisition pursuant to any Antitrust Law, (ii) substantially comply with any requests for information, documents or testimony from any Governmental Authority in connection with the Transactions and Asset Acquisition and (iii) obtain the termination or expiration of all waiting periods under the HSR Act applicable to the Transactions and Asset Acquisition.

(b) Acquiror and the Company shall use their commercially reasonable efforts to complete lawfully the Transactions and the Asset Acquisition as promptly as practicable and to avoid any impediment under any Antitrust Law to the consummation of the Transactions and the Asset Acquisition; provided that, notwithstanding anything in this Agreement to the contrary, nothing in this Section 8.02 or otherwise in this Agreement shall require or obligate Acquiror, the Company or any of their respective Affiliates to offer, propose, negotiate, agree to, consent to, or effect (i) the sale, divestiture, transfer, license or other disposal of, or hold separate with respect to, any entities, assets, businesses or interests of any Person, (ii) the creation, termination, amendment or assignment of commercial relationships, agreements, licenses or contractual rights or obligations, (iii) conduct of business restrictions, including restrictions on any Person’s or its Affiliates’ ability to manage, operate or own any entities, assets, businesses or interests, (iv) any other change or restructuring of any entities, assets, businesses or interests, or of any Person or (v) any other remedy, condition, undertaking or commitment of any kind; and further provided, that, notwithstanding anything in this Agreement to the contrary, nothing in this Section 8.02 or any other provision of this Agreement shall require or obligate Acquiror or any other Person to take any actions with respect to Acquiror’s Affiliates, the Sponsor, any Subscriber, their respective Affiliates or any investment funds or investment vehicles affiliated with, or managed or advised by, Acquiror’s Affiliates, the Sponsor, any Subscriber or any portfolio company (as such this term is commonly understood in the private equity industry) or investment of Acquiror’s Affiliates, Sponsor, any Subscriber or of any such investment fund or investment vehicle. Acquiror and the Company shall not, and shall not permit their respective Affiliates to, take any of the actions described in the foregoing sentence without the other party’s prior written consent. None of Acquiror, the Company or any of their respective Affiliates shall be required to contest, resist, defend against or appeal any Action, whether judicial or administrative, challenging or seeking to prevent, prohibit, delay or declare unlawful this Agreement or any of the Transactions or the Asset Acquisition.

(c) Acquiror and the Company shall each promptly notify the other party of any substantive communication with, and furnish to the other party copies of any notices or written communications received from, any third party or Governmental Authority with respect to the Transactions or the Asset Acquisition, and Acquiror and the Company shall permit counsel to the other party an opportunity to review in advance, and shall consider in good faith the views of such counsel in connection with, any proposed communications to any Governmental Authority concerning the Transactions or the Asset Acquisition. Acquiror and the Company agree to provide, to the extent permitted by the applicable Governmental Authority, the other party and its counsel the opportunity, on reasonable advance notice, to participate in any substantive meetings, teleconferences or discussions with any Governmental Authority in connection with the Transactions or the Asset Acquisition. Acquiror shall bear all filing fees payable pursuant to the HSR Act and other Antitrust Laws in connection with the Transactions or the Asset Acquisition.

(d) Acquiror and the Company shall not take any action that would reasonably be expected to materially adversely affect or materially delay the clearance, approval or authorization by any Governmental Authority of the Transactions or the Asset Acquisition.

8.03 Preparation of Proxy Statement; Special Meeting.

(a) As promptly as practicable following the execution and delivery of this Agreement, Acquiror shall prepare, with the assistance of the Company, and cause to be filed with the SEC a preliminary proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) for purposes of soliciting the approval by the Acquiror Stockholders of each of the Proposals. The Proxy Statement and any other SEC filings shall be in a form mutually agreed by Acquiror and the Company. Each of Acquiror and the Company shall use its reasonable best efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC, to have the SEC confirm, orally or in writing, as promptly as practicable after filing the Proxy Statement, that it does not have any further comments (or that it does not intend to review) the

Proxy Statement (“SEC Clearance”). Each of Acquiror and the Company shall furnish all information concerning it as may reasonably be requested by the other party in connection with such actions and the preparation of the Proxy Statement. Promptly after the Proxy Statement has been cleared by the SEC, Acquiror will cause the Proxy Statement (substantially in the form last filed or cleared following SEC Clearance) to be filed with the SEC in definitive form and then mailed to stockholders of Acquiror.

(b) Each of Acquiror and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed), any response to comments of the SEC or its staff with respect to the Proxy Statement and any amendment to the Proxy Statement filed in response thereto. If Acquiror or the Company becomes aware that any information contained in the Proxy Statement shall have become false or misleading in any material respect or that the Proxy Statement is required to be amended in order to comply with applicable Law, then (i) such party shall promptly inform the other party and (ii) Acquiror, on the one hand, and the Company, on the other hand, shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed) an amendment or supplement to the Proxy Statement. Acquiror and the Company shall use reasonable best efforts to cause the Proxy Statement as so amended or supplemented, to be filed with the SEC and to be disseminated to the holders of shares of Acquiror Common Stock, as applicable, in each case pursuant to applicable Law and subject to the terms and conditions of this Agreement and the Acquiror Organizational Documents. Each of the Company and Acquiror shall promptly provide the other party with copies of any written comments, and shall inform such other parties of any oral comments, that Acquiror receives from the SEC or its staff with respect to the Proxy Statement promptly after the receipt of such comments and shall give the other party a reasonable opportunity to review and comment on any proposed written or oral responses to such comments prior to responding to the SEC or its staff.

(c) Acquiror agrees to include provisions in the Proxy Statement and to take reasonable action related thereto, with respect to (i) approval of the Transactions, including the Business Combination (as defined in the Existing Acquiror Charter), and the adoption and approval of this Agreement (the “Transaction Proposal”), (ii) approval of the Acquiror Charter (the “Amendment Proposal”) and each change to the Acquiror Charter that is required to be separately approved, (iii) approval of the issuance of the Acquiror Common Stock in connection with the Transactions in accordance with the rules of NYSE (the “NYSE Proposal”), (iv) the approval and adoption of the Acquiror Equity Incentive Plan (the “Acquiror Equity Plan Proposal”), (v) adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing proposals, and (vi) approval of any other proposals reasonably agreed by Acquiror and the Company to be necessary or appropriate in connection with the Transactions contemplated hereby (the “Additional Proposal” and together with the Transaction Proposal, the Amendment Proposal, the NYSE Proposal, and the Acquiror Equity Plan Proposal, the “Proposals”). Without the prior written consent of the Company, the Proposals shall be the only matters (other than procedural matters) which Acquiror shall propose to be acted on by Acquiror Stockholders at the Special Meeting.

(d) Prior to the filing of a definitive Proxy Statement with the SEC, Acquiror shall establish a record date for the Special Meeting and, as promptly as reasonably practicable following the filing of the definitive Proxy Statement, duly call, give notice of, convene and hold the Special Meeting. Acquiror shall use reasonable best efforts to, as promptly as practicable after the Proxy Statement is cleared by the SEC, (i) cause the Proxy Statement to be disseminated to Acquiror Stockholders in compliance with applicable Law and (ii) solicit proxies from the holders of Acquiror Common Stock to vote in favor of each of the Proposals. Acquiror shall, through the Acquiror Board, recommend to its stockholders that they approve the Proposals (the “Acquiror Board Recommendation”) and shall include the Acquiror Board Recommendation in the Proxy Statement. The Acquiror Board shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Acquiror Board Recommendation (an “Acquiror Board Change in Recommendation”); provided, that if at any time prior to obtaining the Acquiror Stockholder Approvals, the Acquiror Board determines in good faith after consultation with outside legal counsel, in response to an Intervening Event, that the failure to make an Acquiror Board Change in Recommendation would be inconsistent with its fiduciary duties under applicable Law, the Acquiror Board (or any committee or subgroup thereof) may make an Acquiror Board Change in Recommendation. Acquiror shall consult with the Company regarding the record date and the date of the Special Meeting and shall not, unless required by Law, adjourn or postpone the Special Meeting without the prior written consent of the Company (which consent shall not be unreasonably conditioned, withheld or delayed). Notwithstanding the foregoing provisions of this Section 8.03(d), if on a date for which the Special Meeting is scheduled, Acquiror has not received proxies representing a sufficient number of shares of Acquiror Common Stock to obtain the Acquiror Stockholder Approvals, as applicable, whether or not a quorum is present, Acquiror shall have the right to make one or more successive postponements or adjournments of the Special Meeting; provided, that the Special Meeting, without the prior written consent of the Company, (x) may not be adjourned to a date that is more than ten (10) Business Days after the date for which the Special Meeting was originally scheduled or the most recently adjourned Special Meeting (excluding any adjournments required by applicable Law) and (y) is held no later than four (4) Business Days prior to the Termination Date.

8.04 Tax Matters.

(a) Notwithstanding anything to the contrary contained herein, all transfer, documentary, sales, use, stamp, registration, value added or other similar Taxes incurred by Acquiror or the Company in connection with the Transactions (excluding any transactions contemplated by the PSA) (“Transfer Taxes”) shall be paid one hundred percent (100%) by Acquiror. The Company and Acquiror further agree to reasonably cooperate to reduce or eliminate the amount of any such Transfer Taxes.

(b) On the Closing Date, the Holdco and SOC shall each deliver to Acquiror a certificate of non-foreign status as contemplated under Treasury Regulations Section 1.1445-2(b) certifying, respectively, that the Holdco (or, if the Holdco is classified as a disregarded entity for U.S. federal income Tax purposes, the Holdco’s regarded owner for such purposes) is not a foreign Person and that SOC is not a foreign Person, dated as of the Closing Date and duly signed by a responsible corporate officer of the Holdco or SOC, as applicable. Each certificate shall be provided in form and substance reasonably satisfactory to Acquiror.

8.05 Confidentiality; Publicity.

(a) The parties hereto acknowledge that they have and will receive information from or regarding the other parties or any of their respective Subsidiaries in the nature of trade secrets or that otherwise is confidential information or proprietary information (as further defined below, “Confidential Information”), the release of which would be damaging to such other party. Each party hereto shall hold in strict confidence any Confidential Information in such party’s possession, and each such party shall not disclose such Confidential Information to any Person (including any Affiliates) other than another party hereto or a Representative of such party with a need to know such Confidential Information in connection with the Transactions or the Asset Acquisition, or otherwise use such Confidential Information for any purpose other than to evaluate, analyze, and keep apprised of the Assets or the other parties’ and their respective Subsidiaries’ businesses and assets and, except for disclosures (i) to comply with any Laws (including applicable stock exchange or quotation system requirements), provided, that a party hereto must notify the other parties hereto promptly of any disclosure of Confidential Information which is required by Law, and any such disclosure of Confidential Information shall be to the minimum extent required by Law, (ii) of information that a party hereto has also received from a source independent of the other parties hereto and that such party reasonably believes such source obtained without breach of any obligation of confidentiality to the other parties hereto, (iii) that have been or become independently developed by a party hereto or its Affiliates or on their behalf without using any of the Confidential Information of the other parties hereto, or (iv) that are or become generally available to the public (other than as a result of a prohibited disclosure by a party hereto or its Representatives). The term “Confidential Information” shall include any information pertaining to a party’s or any of its Subsidiaries’ business which is not available to the public, whether written, oral, electronic, visual form or in any other media.

(b) The parties agree that the initial press release to be issued with respect to the Transactions shall be in the form previously agreed by the parties. None of Acquiror, the Company or any of their respective Affiliates shall make any public announcement or issue any public communication regarding this Agreement or the Transactions, or any matter related to the foregoing, without first obtaining the prior consent of the Company or Acquiror, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed), except if such announcement or other communication is required by applicable Law or legal process (including pursuant to the Securities Law or the rules of any national securities exchange), in which case Acquiror or the Company, as applicable, shall use their commercially reasonable efforts to coordinate such announcement or communication with the other party, prior to announcement or issuance and allow the other party a reasonable opportunity to comment thereon (which shall be considered by Acquiror or the Company, as applicable, in good faith); provided, however, that, notwithstanding anything contained in this Agreement to the contrary, (i) each party and its Affiliates may make announcements and may provide information regarding this Agreement and the Transactions to their Affiliates and its and their respective directors, officers, employees, managers and advisors and, solely in the case of the Company, its direct and indirect investors and prospective investors, in each case, without the consent of any other party hereto and (ii) the Company may exercise its rights and communicate with third parties as contemplated by Section 6.05; and provided, further, that subject to Section 6.02 and this Section 8.05(b), the foregoing shall not prohibit any party hereto from communicating with third parties to the extent necessary for the purpose of seeking any third party consent.

8.06 Purchase and Sale Agreement. Each party shall use its reasonable best efforts to (a) cause the Asset Acquisition to be completed contemporaneously with the Closing and following the Effective Time in strict accordance with, and pursuant to, the terms of this Agreement, the PSA and the documents contemplated by the PSA and (b) ensure the availability of the financing contemplated by the PSA and Senior Secured Term Loan Agreement and cause the conditions precedent to the financing contemplated by the PSA and the Senior Secured Term Loan Agreement to be satisfied on a timely basis to contemporaneously complete the Asset Acquisition with the Closing.

8.07 Financing. Each party shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, as promptly as practicable after the date hereof, all things necessary (including enforcing its rights (if any) under the Subscription Agreements), to consummate the purchases contemplated by the Subscription Agreements on the terms and conditions described or contemplated therein, including enforcing its rights (if any) under the Subscription Agreements to cause the Subscribers to pay to (or as directed by) Acquiror the applicable purchase price under each Subscriber’s applicable Subscription Agreement in accordance with its terms.

8.08 Post-Closing Cooperation; Further Assurances. Following the Closing, each party shall, on the request of any other party, execute such further documents, and perform such further acts, as may be reasonably necessary or appropriate to give full effect to the allocation of rights, benefits, obligations and liabilities contemplated by this Agreement and the Transactions.

ARTICLE IX

CONDITIONS TO OBLIGATIONS

9.01 Conditions to Obligations of All Parties. The obligations of the parties hereto to consummate, or cause to be consummated, the Mergers are subject to the satisfaction of the following conditions, any one or more of which may be waived (if legally permitted) in writing by all of such parties:

(a) HSR Act. All waiting periods (and any extensions thereof) applicable to the Transactions under the HSR Act, and any commitments or agreements (including timing agreements) with any Governmental Authority not to consummate the Transactions before a certain date, shall have expired or been terminated.

(b) No Prohibition. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law, judgment, decree, executive order or award which is then in effect and has the effect of making the Transactions, including the Mergers, illegal or otherwise prohibiting, preventing or enjoining consummation of the Transactions, including the Mergers.

(c) Offer Completion. The Offer shall have been completed in accordance with the terms hereof and the Proxy Statement.

(d) Proxy Statement. The Proxy Statement shall have received SEC Clearance.

(e) Acquiror Stockholder Approvals. The Acquiror Stockholder Approvals shall have been obtained in accordance with the Proxy Statement, the DGCL, the Acquiror Organizational Documents and the rules and regulations of NYSE.

(f) Purchase and Sale Agreement. The transactions contemplated under the PSA (including the Transactions as defined in the Senior Secured Term Loan Agreement) shall be completed contemporaneously with the Closing in accordance with, and pursuant to, the terms of this Agreement and the PSA (except as previously consented to in writing by Acquiror, without waiver, modification or amendment to the PSA).

(g) Net Tangible Assets. Acquiror shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after giving effect to redemption of any shares of Acquiror Common Stock pursuant to the Offer and after Acquiror’s receipt of the proceeds under the Subscription Agreements.

9.02 Additional Conditions to Obligations of Acquiror. The obligations of Acquiror to consummate, or cause to be consummated, the Mergers are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Acquiror:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 4.01 (Organization, Standing and Corporate Power), Section 4.02(a) (Corporate Authority; Approval; Non-Contravention), Section 4.04 (Capitalization), Section 4.05 (Subsidiaries), Section 4.07 (Brokers) and Section 4.10 (Holdco) shall each be true and correct in all material respects as of the Closing as though made at the Closing, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. All other representations and warranties of the Company contained in this Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) as of the Closing, as though made on and as of the Closing, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Material Adverse Effect.

(b) Agreements and Covenants. Each of the covenants and agreements of the Company to be performed or complied with as of or prior to the Closing shall have been performed or complied with in all material respects.

(c) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any Material Adverse Effect.

(d) Officer’s Certificate. The Company shall have delivered to Acquiror a certificate signed by an officer of the Company, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 9.02(a), Section 9.02(b), Section 9.02(c) and Section 9.01(f) have been fulfilled.

(e) Ancillary Agreements. The Company shall have delivered to Acquiror executed counterparts to all of the Ancillary Agreements to which the Company, or any Holdco Equityholder, is party, each of which shall be in full force and effect as of the Closing and shall not have been repudiated or rescinded in any respect.

(f) Required Consents. The Company shall have provided Acquiror with evidence reasonably satisfactory to Acquiror of the receipt of the documents or consents set forth on Section 9.02(f) of the Company’s Schedules.

(g) Closing Deliverables. The Company shall have provided Acquiror evidence reasonably satisfactory to Acquiror of the satisfaction of the conditions precedent under Section 9.9 of the PSA and Article IV items (i) and (p) of the Senior Secured Term Loan Agreement.

(h) BOEM Certification. Acquiror shall have obtained certification from BOEM that Acquiror is qualified to hold offshore oil and gas leases and rights-of-way pursuant to the Outer Continental Shelf Lands Act and BOEM’s regulations promulgated thereunder.

9.03 Additional Conditions to the Obligations of the Company. The obligation of the Company to consummate the Mergers is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:

(a) Representations and Warranties. The representations and warranties of Acquiror contained in Section 5.01 (Organization, Standing and Corporate Power), Section 5.02(a) (Corporate Authority; Approval; Non-Contravention), Section 5.13 (Capitalization) and Section 5.08 (Brokers) shall each be true and correct in all material respects as of the Closing as though made at the Closing, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. All other representations and warranties of Acquiror contained in this Agreement shall be true and correct (without giving any effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) as of the Closing, as though made on and as of the Closing, except (i) to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and (ii) where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a material adverse effect on Acquiror.

(b) Agreements and Covenants. Each of the covenants of Acquiror to be performed or complied with as of or prior to the Closing shall have been performed or complied with in all material respects.

(c) Officer’s Certificate. Acquiror shall have delivered to the Company a certificate signed by an officer of Acquiror, dated the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 9.03(a) and Section 9.03(b) have been fulfilled.

(d) NYSE. The Acquiror Common Stock to be issued in connection with the Transactions shall have been approved for listing on NYSE, subject only to official notice of issuance thereof and the requirement to have a sufficient number of round lot holders.

(e) Ancillary Agreements. Acquiror shall have delivered to the Company executed counterparts to all of the Ancillary Agreements to which Acquiror or Sponsor is party, each of which shall be in full force and effect as of the Closing and shall not have been repudiated or rescinded in any respect.

ARTICLE X

TERMINATION/EFFECTIVENESS

10.01 Termination. This Agreement may be terminated, and the Transactions abandoned:

(a) by mutual written consent of the Company and Acquiror;

(b) prior to the Closing, by written notice to the Company from Acquiror if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that any condition specified in Section 9.02(a), Section 9.02(b), or Section 9.02(c) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if any such Terminating Company Breach is curable by the Company through the exercise of its commercially reasonable efforts, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date Acquiror provides written notice of such violation or breach and the Termination Date) after receipt by the Company of notice from Acquiror of such breach, but only as long as the Company continues to use its commercially reasonable efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, (ii) the Closing has not occurred on or before June 30, 2023 (the “Termination Date”), or (iii) the consummation of the Mergers is permanently enjoined, prevented, prohibited or made illegal by the terms of a final, non-appealable Governmental Order or other Law; provided, that the right to terminate this Agreement under Section 10.01(b)(ii) shall not be available if Acquiror’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date; provided, further, that the right to terminate this Agreement under Section 10.01(b)(ii) shall not be available if Acquiror is in breach of this Agreement on such date, which breach would give rise to a right of the Company to terminate this Agreement;

(c) prior to the Closing, by written notice to Acquiror from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of Acquiror set forth in this Agreement, such that any condition specified in Section 9.03(a) or Section 9.03(b) would not be satisfied at the Closing (a “Terminating Acquiror Breach”), except that, if any such Terminating Acquiror Breach is curable by Acquiror through the exercise of its commercially reasonable efforts, then, for a period of up to thirty (30) days (or any shorter period of the time that remains between the date the Company provides written notice of such violation or breach and the Termination Date) after receipt by Acquiror of notice from the Company of such breach, but only as long as Acquiror continues to use its commercially reasonable efforts to cure such Terminating Acquiror Breach (the “Acquiror Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Acquiror Breach is not cured within the Acquiror Cure Period, (ii) the Closing has not occurred on or before the

Termination Date, or (iii) the consummation of the Mergers is permanently enjoined, prevented, prohibited or made illegal by the terms of a final, non-appealable Governmental Order or other Law; provided, that the right to terminate this Agreement under Section 10.01(c)(ii) shall not be available if the Company’s failure to fulfill any obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before such date; provided, further, that the right to terminate this Agreement under Section 10.01(c)(ii) shall not be available if the Company is in breach of this Agreement on such date, which breach would give rise to a right of Acquiror to terminate this Agreement; or

(d) by written notice from either the Company or Acquiror to the other if either Acquiror Stockholder Approvals is not obtained at the Special Meeting (subject to any adjournment or recess of the meeting).

10.02 Effect of Termination. Except as otherwise set forth in this Section 10.02, in the event of the termination of this Agreement pursuant to Section 10.01, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its respective Affiliates, officers, directors, employees or stockholders, other than liability of any party hereto for any Fraud or Willful Breach of this Agreement by such party occurring prior to such termination. The provisions of Sections 6.03, 8.05, 10.02 and Article XI (collectively, the “Surviving Provisions”), and any other Section or Article of this Agreement referenced in the Surviving Provisions, to the extent required to survive in order to give appropriate effect to the Surviving Provisions, shall in each case survive any termination of this Agreement.

ARTICLE XI

MISCELLANEOUS

11.01 Waiver. Any party to this Agreement may, at any time prior to the Closing, by action taken by its board of directors, members or officers thereunto duly authorized, waive any of the terms or conditions of this Agreement, or agree to an amendment or modification to this Agreement in the manner contemplated by Section 11.10 and by an agreement in writing executed in the same manner (but not necessarily by the same natural persons) as this Agreement.

11.02 Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

(a)	If to Acquiror, to:

Flame Acquisition Corp.

700 Milam Street, Suite 3300

Houston, Texas 77002

Attn: James C. Flores

E-mail: jflores@flameacq.com.

with a copy to:

Latham & Watkins LLP

811 Main St., Suite 3700

Houston, TX 77002

Attn: Ryan Maierson

E-mail: ryan.maierson@lw.com

If to the Company to:

Sable Offshore Corp.

700 Milam Street, Suite 3300, Houston, Texas 77002

Attention: Anthony C. Duenner

Phone: 713-579-8023

Email: aduenner@sableminerals.com

with a copy to:

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, TX 77002-2770

Attn: Jason Jean and Troy Harder

Email: jason.jean@bracewell.com and troy.harder@bracewell.com or to such other address or addresses as the parties may from time to time designate in writing.

11.03 Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 11.03 shall be null and void, ab initio.

11.04 Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement; provided, however, that, notwithstanding the foregoing (a) in the event the Closing occurs, the present and former officers and directors of the Company and Acquiror (and their successors and representatives) are intended third-party beneficiaries of, and may enforce, Section 7.01 and Section 7.07 and (b) the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Sections 11.14 and 11.16.

11.05 Expenses. Except as otherwise provided herein (including Section 3.04 and Section 8.02(c)), each party hereto shall bear its own expenses incurred in connection with this Agreement and the transactions herein contemplated whether or not such transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants.

11.06 Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

11.07 Captions; Counterparts. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.08 Schedules and Exhibits. The Schedules and Exhibits referenced herein are a part of this Agreement as if fully set forth herein. All references herein to Schedules and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a party in the Schedules with reference to any section in Article IV or Article V (as applicable) of this Agreement shall be deemed to be a disclosure with respect to all other sections in Article IV or Article V (as applicable) to which such disclosure may apply solely to the extent the relevance of such disclosure is reasonably apparent on the face of the disclosure in such Schedule.

11.09 Entire Agreement. This Agreement (together with the Schedules and Exhibits to this Agreement) and the Ancillary Agreements constitute the entire agreement among the parties relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between the parties except as expressly set forth or referenced in this Agreement.

11.10 Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement (but not necessarily by the same natural persons who executed this Agreement) and which makes reference to this Agreement. The approval of this Agreement by the stockholders of any of the parties shall not restrict the ability of the board of directors of any of the parties to terminate this Agreement in accordance with Section 10.01 or to cause such party to enter into an amendment to this Agreement pursuant to this Section 11.10.

11.11 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

11.12 Jurisdiction; WAIVER OF TRIAL BY JURY(a) . Any Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably and unconditionally (i) consents and submits to the exclusive jurisdiction of each such court in any such Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Action shall be heard and determined only in any such court, and (iv) agrees not to bring any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence any Action or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 11.12. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS IN THIS SECTION 11.12.

11.13 Enforcement. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 10.01, this being in addition to any other remedy to which they are entitled under this Agreement; (b) the Acquiror shall be entitled to cause the Company to enforce specifically the terms and provisions of the Subscription Agreements, including with respect to causing the Company to cause the counterparties to the Subscription Agreements to fund their Purchase Price (as defined in the Subscription Agreements) in connection with Closing, in each case, subject to the terms and conditions of the Subscription Agreements, and (c) the right of specific enforcement is an integral part of the Transactions and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.13 shall not be required to provide any bond or other security in connection with any such injunction.

11.14 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the entities that are expressly named as parties hereto, and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any named party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company or Acquiror under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the Transactions.

11.15 Non-survival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing and such representations, warranties, covenants, obligations and other agreements shall terminate and expire upon the occurrence of the Effective Time (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing, (b) Section 4.12, Section 4.14, Section 5.12 and Section 5.20 and (c) this Article XI. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall limit any claim for Fraud.

11.16 Acknowledgements. Each of the parties acknowledges and agrees (on its own behalf and on behalf of its respective Affiliates and its and their respective Representatives) that: (i) it has conducted its own independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the other parties (and their respective Subsidiaries) and has been afforded satisfactory access to the books and records, facilities and personnel of the other parties (and their respective Subsidiaries) for purposes of conducting such investigation; (ii) the Company Representations constitute the sole and exclusive representations and warranties of the Company in connection with the Transactions and the Asset Acquisition; (iii) the Acquiror Representations constitute the sole and exclusive representations and warranties of Acquiror; (iv) except for the Company Representations by the Company and the Acquiror Representations by Acquiror, respectively, none of the parties hereto or any other Person makes, or has made, any other express or implied representation or warranty with respect to any party hereto (or any party’s Affiliates), the Transactions or the Asset Acquisition and all other representations and warranties of any kind or nature expressed or implied (including (x) regarding the completeness or accuracy of, or any omission to state or to disclose, any information, including in the estimates, projections or forecasts or any other information, document or material provided to or made available to any party hereto or their respective Affiliates or Representatives in certain

“data rooms,” management presentations or in any other form in expectation of the Transactions or the Asset Acquisition, including meetings, calls or correspondence with management of any party hereto (or any party’s Subsidiaries), and (y) any relating to the future or historical business, condition (financial or otherwise), results of operations, prospects, assets or liabilities of any party hereto (or its Subsidiaries), or the quality, quantity or condition of any party’s or its Subsidiaries’ assets) are specifically disclaimed by all parties hereto and their respective Subsidiaries and all other Persons (including the Representatives and Affiliates of any party hereto or its Subsidiaries); and (v) each party hereto and its respective Affiliates are not relying on any representations and warranties in connection with the Transactions or the Asset Acquisition except the Company Representations by the Company and the Acquiror Representations by Acquiror.

11.17 Conflicts and Privilege

(a) Acquiror and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Company), hereby agree that, in the event a dispute with respect to this Agreement or the transactions contemplated hereby arises after the Closing between or among (x) the Sponsor, the stockholders or holders of other equity interests of Acquiror or the Sponsor and/or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Surviving Company) (collectively, the “Flame SPAC Parties”), on the one hand, and (y) the Surviving Company and/or any member of the Sable Group, on the other hand, any legal counsel, including Latham & Watkins LLP (“L&W”), that represented Acquiror and/or the Sponsor prior to the Closing may represent the Sponsor and/or any other member of the Flame SPAC Parties, in such dispute even though the interests of such Persons may be directly adverse to the Surviving Company, and even though such counsel may have represented Acquiror in a matter substantially related to such dispute, or may be handling ongoing matters for the Surviving Company and/or the Sponsor. Acquiror and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Company), further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the transactions contemplated hereby or thereby) between or among Acquiror, the Sponsor and/or any other member of the Flame SPAC Parties, on the one hand, and L&W, on the other hand (the “L&W Privileged Communications”), the attorney/client privilege and the expectation of client confidence shall survive the Mergers and belong to the Flame SPAC Parties after the Closing, and shall not pass to or be claimed or controlled by the Surviving Company. Notwithstanding the foregoing, any privileged communications or information shared by the Company prior to the Closing with Acquiror or the Sponsor under a common interest agreement shall remain the privileged communications or information of the Surviving Company. Acquiror and the Company, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the L&W Privileged Communications, whether located in the records or email server of the Acquiror, Surviving Company or their respective Subsidiaries, in any Action against or involving any of the parties after the Closing, and Acquiror and the Company agree not to assert that any privilege has been waived as to the L&W Privileged Communications, by virtue of the Mergers.

(b) Acquiror and the Company, on behalf of their respective successors and assigns (including, after the Closing, the Surviving Company), hereby agree that, in the event a dispute with respect to this Agreement or the transactions contemplated hereby arises after the Closing between or among (x) the stockholders or holders of other equity interests of the Company and any of their respective directors, members, partners, officers, employees or Affiliates (other than the Surviving Company) (collectively, the “Sable Group”), on the one hand, and (y) the Surviving Company and/or any member of the Flame SPAC Parties, on the other hand, any legal counsel, including Bracewell LLP (“Bracewell”) that represented the Company prior to the Closing may represent any member of the Sable Group in such dispute even though the interests of such Persons may be directly adverse to the Surviving Company, and even though such counsel may have represented Acquiror and/or the Company in a matter substantially related to such dispute, or may be handling ongoing matters for the Surviving Company, further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the transactions contemplated hereby or thereby) between or among the Company and/or any member of the Sable Group, on the one hand, and Bracewell, on the other hand (the “Bracewell Privileged Communications”), the attorney/client privilege and the expectation of client confidence shall survive the Mergers and belong to the Sable Group after the Closing, and shall not pass to or be claimed or controlled by the Surviving Company. Notwithstanding the foregoing, any privileged communications or information shared by Acquiror prior to the Closing with the Company under a common interest agreement shall remain the privileged communications or information of the Surviving Company. Acquiror and the Company, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Bracewell Privileged Communications, whether located in the records or email server of the Acquiror, Surviving Company or their respective Subsidiaries, in any Action against or involving any of the parties after the Closing, and Acquiror and the Company agree not to assert that any privilege has been waived as to the Bracewell Privileged Communications, by virtue of the Mergers.

11.18 Action by Acquiror. Whenever a material determination, decision, action, approval, consent, waiver or agreement of Acquiror is required or may be given pursuant to this Agreement (including any determination to exercise or refrain from exercising any rights under Article X or to enforce the terms of this Agreement, which shall include any determination, decision, action, approval, consent, waiver or agreement with respect to Section 6.01(d)) or any Ancillary Agreement, such determination, decision, action, approval, consent, waiver or agreement must be authorized by the Acquiror Board acting reasonably promptly (which shall include for this purpose the affirmative approval of a majority of the independent directors serving on the Acquiror Board) and, unless otherwise required by the Acquiror Organizational Documents or applicable Law, such action shall not require approval of the holders of Acquiror Common Stock.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.

FLAME ACQUISITION CORP.

By:	/s/ Gregory Patrinely
Name:	Gregory Patrinely
Title:	Chief Financial Officer

[Signature Page to Agreement and Plan of Merger]

SABLE OFFSHORE CORP.

By:	/s/ James C. Flores
Name:	James C. Flores
Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

SABLE OFFSHORE HOLDINGS LLC

By:	/s/ James C. Flores
Name:	James C. Flores
Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this [•] day of [•], 2022, by and between Sable Offshore Holdings LLC, a Delaware limited liability company (“Sable”), and the subscriber party set forth on the signature page hereto (“Subscriber”).

WHEREAS, on the date hereof, Sable Offshore Corp., a Texas corporation and wholly owned subsidiary of Sable (“SOC”), has entered into a purchase and sale agreement (the “Purchase Agreement”) with Exxon Mobil Corporation, a New Jersey corporation (“Exxon”), and Mobil Pacific Pipeline Company, a Delaware corporation (“MPPC”, together with Exxon, the “Seller”), pursuant to which SOC shall acquire certain assets (including equity interests) from the Seller (the “Acquisition”);

WHEREAS, in connection with the Acquisition, Subscriber desires to subscribe for and, upon the occurrence of and concurrently with the closing of the Acquisition, to purchase from Sable that number of Sable’s non-voting Class B shares (the “Class B Shares”), set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share and an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), in consideration of the payment of the Purchase Price by or on behalf of Subscriber to Sable substantially concurrently with the closing of the Acquisition;

WHEREAS, in connection with the Acquisition, Sable has entered, and expects to enter, into separate subscription agreements (the “Other Subscription Agreements”) with certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and “accredited investors” (as such term is defined in Rule 501 under the Securities Act), on substantially the same terms as those set forth in this Subscription Agreement, pursuant to which such investors have subscribed for and agreed, or will subscribe for and agree, to purchase Class B Shares on the Closing Date (as defined herein);

WHEREAS, in connection with the Acquisition, the Issuer (as defined herein) may enter into separate subscription agreements (the “Issuer Subscription Agreements”) with certain other “qualified institutional buyers” and “accredited investors” on substantially the same terms as those set forth in this Subscription Agreement (but, for the avoidance of doubt, with revisions to reflect that the Issuer is entering into such subscription agreements and is issuing Issuer Class A Common Stock (as defined herein) directly), pursuant to which such investors will subscribe for and agree to purchase shares of Issuer Class A Common Stock on the Closing Date; and

WHEREAS, the aggregate number of Class B Shares to be sold by Sable pursuant to this Subscription Agreement and the Other Subscription Agreements and shares of Issuer Class A Common Stock to be sold by the Issuer pursuant to the Issuer Subscription Agreements will not exceed 40.0 million.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and Sable hereby agrees to issue and sell to Subscriber, the Acquired Shares at the Closing in consideration for the payment of the Purchase Price to Sable or its designee (such subscription and issuance, the “Subscription”).

2. Closing.

(a) The closing of the Subscription contemplated hereby (the “Subscription Closing”) is contingent upon the substantially concurrent consummation of the Acquisition and shall occur substantially concurrently therewith. Not less than three (3) business days prior to the scheduled closing date of the Acquisition (the “Closing Date”), Sable shall provide written notice to Subscriber (the “Closing Notice”) of (i) such Closing Date and (ii) the wire instructions for delivery of the Purchase Price. On the Closing Date, Sable shall deliver, or cause to be delivered, to Subscriber (A) the Acquired Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (B) a copy of the records of Sable showing Subscriber as the owner of the Acquired Shares on and as of the Closing Date. No less than two (2) business days prior to the Closing Date, Subscriber shall deliver to Sable (1) the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by Sable in the Closing Notice, such funds to be held in escrow until the Subscription Closing, (2) if Sable notifies Subscriber in the Closing Notice that Sable does not intend to consummate the Business Combination (as defined herein), a duly executed counterpart of the limited liability company agreement of Sable enclosed herewith (the “Limited Liability Company Agreement”), and (3) such information as is reasonably requested in the Closing Notice in order for Sable to cause the Acquired Shares to be issued and delivered to Subscriber. In the event the closing of the Acquisition does not occur within one (1) business day of the Closing Date, unless otherwise agreed to in writing by Sable and the Investor, Sable shall promptly (but not later than one (1) business day thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled; provided, that unless this Subscription Agreement has been terminated pursuant to Section 6 hereof, such return of the Purchase Price shall not terminate the Subscription Agreement or relieve the Subscriber of its obligation to purchase the Acquired Shares at the Subscription Closing following the Company’s delivery to Subscriber of a new Closing Notice. Prior to the Closing Date, Subscriber shall deliver to Sable a duly completed and executed Internal Revenue Service Form W-9 or appropriate Internal Revenue Service Form W-8.

(b) In addition to the conditions set forth in Section 2(a), the Subscription Closing shall be subject to the satisfaction (or waiver (to the extent legally permissible) in writing by the party having the benefit of the applicable condition) of the conditions that, on the Closing Date:

(i) Solely with respect to Sable, the representations and warranties made by Subscriber in this Subscription Agreement shall be true and correct in all material respects as of the Subscription Closing (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects), in each case without giving effect to the consummation of the Acquisition or the Business Combination;

(ii) Solely with respect to Subscriber, the representations and warranties made by Sable in this Subscription Agreement (other than the representations and warranties set forth in Section 3(b), Section 3(d) and Section 3(h)) shall be true and correct in all material respects as of the Subscription Closing (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects), and the representations and warranties made by Sable set forth in Section 3(b), Section 3(d) and Section 3(h) shall be true and correct in all respects as of the Subscription Closing (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date) in each case without giving effect to the consummation of the Acquisition or Business Combination;

(iii) solely with respect to Subscriber, Sable shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Subscription Closing;

(iv) solely with respect to Sable, Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Subscription Closing;

(v) there shall not be any law or order of any governmental authority having jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement;

(vi) no suspension of the qualification of the Acquired Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred; and

(vii) all conditions precedent to the closing of the Acquisition shall have been satisfied or waived (other than those conditions that may only be satisfied at the closing of the Acquisition, but subject to satisfaction of such conditions as of the closing of the Acquisition).

(c) At the Subscription Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Subscription Agreement.

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3. Representations and Warranties of Sable. Sable represents and warrants to Subscriber that:

(a) Sable has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with entity power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) As of the Subscription Closing, the Acquired Shares shall have been duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and, except as required to the contrary by the Delaware Limited Liability Company Act, non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Sable’s certificate of formation and limited liability company agreement or under the laws of the State of Delaware.

(c) There are no securities or instruments issued by or to which Sable is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares or (ii) the Class B Shares to be issued pursuant to the Other Subscription Agreements.

(d) This Subscription Agreement has been duly authorized, executed and delivered by Sable and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(e) The execution, delivery and performance of this Subscription Agreement, and the consummation of the transactions contemplated hereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Sable pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Sable is a party or by which Sable is bound or to which any of its property or assets is subject; (ii) the organizational documents of Sable; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Sable or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, condition (including financial condition) or results of operations of Sable or materially and adversely affect the validity of the Acquired Shares or the legal authority or ability of Sable to perform in any material respects its obligations hereunder (a “Sable Material Adverse Effect”).

(f) Sable is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of Sable, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, Sable is a party or by which Sable’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Sable or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Sable Material Adverse Effect.

(g) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, Sable is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by Sable of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) filings required by applicable state securities laws, (ii) the filing of a Notice of Exempt Offering of Securities on Form D with the Securities and Exchange Commission (the “Commission”) under Regulation D under the Securities Act, and (iii) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Sable Material Adverse Effect.

(h) Sable has two classes of membership interests: voting Class A shares (“Class A Shares”) and non-voting Class B Shares. As of the date hereof: (i) 3.0 million Class A Shares and no Class B Shares were issued and outstanding; and (ii) no membership interests were subject to issuance upon exercise of outstanding options or warrants.

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(i) Sable has not received any written communication from a governmental entity that alleges that Sable is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably likely to have a Sable Material Adverse Effect.

(j) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by Sable to Subscriber.

(k) Neither Sable nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

(l) Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Sable Material Adverse Effect, there is no proceeding pending, or, to Sable’s knowledge, threatened against Sable or any judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Sable.

(m) Except for placement fees payable to each Financial Advisor (as defined herein), Sable has not paid, and is not obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any equityholder or affiliate of Sable.

(n) Except as provided in this Subscription Agreement and the Other Subscription Agreements, none of Sable, its subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Acquired Shares under the Securities Act, whether through integration with prior offerings or otherwise.

(o) As of the Subscription Closing, Sable has taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under its organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to Subscriber as a result of Sable’s issuance of the Acquired Shares and Subscriber’s ownership of the Acquired Shares. Sable has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Sable’s equity or a change in control of Sable or any of its subsidiaries.

(p) Neither Sable nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Sable or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Sable and its subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Subscription Closing, will not be Insolvent (as defined below). For purposes hereof, “Insolvent” means, with respect to any person, (i) the present fair saleable value of such person’s assets is less than the amount required to pay such person’s total indebtedness, (ii) such person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

4. Subscriber Representations and Warranties. Subscriber represents and warrants that:

(a) Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, which is a State, territory or possession of the United States or the District of Columbia (or in the case of an individual, is a citizen of the United States), with power and authority (or in the case of an individual, the legal capacity) to enter into, deliver and perform its obligations under this Subscription Agreement.

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(b) This Subscription Agreement has been duly authorized, executed and delivered by Subscriber and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c) The execution, delivery and performance by Subscriber of this Subscription Agreement, including the consummation of the transactions contemplated hereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the legal authority or ability of the Subscriber to perform in any material respects its obligations hereunder.

(d) Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares, unless such newly formed entity is an entity in which all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) under the Securities Act).

(e) Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to Sable or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entries representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to transfer restrictions set forth in the Limited Liability Company Agreement of Sable and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time, and that any certificates or book entries representing the Acquired Shares shall contain a legend to such effect. Subscriber understands and agrees that there is no public market for the Class B Shares, that Sable does not currently intend to apply for listing of the Class B Shares on any securities exchange and that Sable is not obligated to establish a trading market for the Class B Shares. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

(f) Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from Sable. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by Sable or any of its officers, managers or representatives, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

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(g) Subscriber understands and acknowledges that Sable may enter into an agreement (the “SPAC Agreement”) with Flame Acquisition Corp., a Delaware corporation (the “Issuer”), pursuant to which, substantially concurrently with the closing of the Acquisition, Sable will merge with the Issuer, such that the Issuer will be the surviving entity of Sable (the “Business Combination”), and that in such event, upon the closing of the Business Combination, the Acquired Shares purchased by Subscriber hereto shall be an equivalent number of shares the Issuer’s Class A common stock, par value $0.0001 per share (“Issuer Class A Common Stock”); provided, however, that Subscriber acknowledges and agrees that (i) Sable is under no obligation to enter into the SPAC Agreement or to consummate the Business Combination and (ii) Subscriber’s obligations hereunder are in no way contingent upon Sable entering into the SPAC Agreement or consummating the Business Combination. If Sable enters into the SPAC Agreement and consummates the Business Combination, then Subscriber covenants and agrees that it will consent to and raise no objections to entry into the SPAC Agreement and consummation of the Business Combination.

(h) Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(i) In making its decision to purchase the Acquired Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to Sable and the Acquisition and, if applicable, the Business Combination. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. Subscriber acknowledges and agrees that it has not relied on any Financial Advisor or any affiliate of a Financial Advisor with respect to its decision to purchase the Acquired Shares. Subscriber further acknowledges that there have been no, and in purchasing the Acquired Shares Subscriber is not relying on any, representations, warranties, covenants or agreements made to Subscriber by the Financial Advisors or any of their respective affiliates or any control persons, officers, directors, partners, agents or representatives of any of the foregoing, or any other person or entity, expressly or by implication.

(j) Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and Sable or by means of contact from Jefferies LLC, Cowen and Company, LLC, or Intrepid Partners, LLC, acting as financial advisors for Sable (the “Financial Advisors”), and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and Sable or by contact between Subscriber and a Financial Advisor. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means.

(k) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

(l) Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber, and Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in Sable. Subscriber acknowledges specifically that a possibility of total loss exists.

(m) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

(n) Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or any other Executive Order issued by the President of the United States and administered by OFAC (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC

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List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

(o) If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) neither Sable, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares; (ii) the decision to invest in the Acquired Shares has been made at the recommendation or direction of an “independent fiduciary” (“Independent Fiduciary”) within the meaning of US Code of Federal Regulations 29 C.F.R. section 2510.3 21(c), as amended from time to time (the “Fiduciary Rule”) who is (1) independent of the Transaction Parties; (2) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies (within the meaning of the Fiduciary Rule); (3) is a fiduciary (under ERISA and/or section 4975 of the Code) with respect to Subscriber’s investment in the Acquired Shares and is responsible for exercising independent judgment in evaluating the investment in the Acquired Shares; and (4) is aware of and acknowledges that none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchaser’s or transferee’s investment in the Acquired Shares.

(p) Subscriber has, and at the Subscription Closing will have, sufficient funds to pay the Purchase Price.

(q) Subscriber acknowledges and agrees that neither the Financial Advisors, nor any of their respective affiliates, has provided Subscriber with any information or advice with respect to the Acquired Shares nor is such information or advice necessary or desired. Neither the Financial Advisors nor any of their respective affiliates has made or makes any representation as to Sable, the Issuer, SOC or the quality or value of the Acquired Shares. Further, the Financial Advisors and any of their respective affiliates may have acquired non-public information with respect to Sable, the Issuer or SOC, which Subscriber agrees need not be provided to it. On behalf of itself and its affiliates, Subscriber (i) acknowledges that the Financial Advisors shall not have any liability or any obligation to Subscriber or its affiliates in respect of this Subscription Agreement or the transactions contemplated hereby including, but not limited to, any action heretofore or hereafter taken or omitted to be taken by any of them in connection with Subscriber’s purchase of the Acquired Shares and (ii) releases each Financial Advisor in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Subscription Agreement or the transactions contemplated hereby.

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(r) Subscriber acknowledges and agrees that it has not received any recommendation with respect to the Subscription from the Financial Advisors and thus will not be deemed to form a relationship with the Financial Advisors in connection with the Subscription that would require the Financial Advisors to treat Subscriber as a “retail customer” for purposes of Regulation Best Interest pursuant to Rule 11-1 of the Exchange Act, or a “retail investor” for purposes of Form CRS pursuant to Rule 17a-14 of the Exchange Act. Accordingly, Subscriber acknowledges and agrees that it is not entitled to the protections or disclosures required by Regulation Best Interest or Form CRS with respect to the Subscription.

(s) Subscriber acknowledges and agrees that the Financial Advisors, and their respective affiliates, are acting solely as placement agents in connection with the Subscription and are not acting as underwriters or in any other capacity and are not and shall not be construed as a financial advisor, tax advisor or fiduciary for Subscriber, the Issuer or any other person or entity in connection with the Subscription; provided however, that the Financial Advisors are acting as financial advisors for Sable in connection with the Transaction.

(t) Subscriber acknowledges that no disclosure or offering document has been prepared by the Financial Advisors or any of their respective affiliates in connection with the offer and sale of the Acquired Shares.

(u) Subscriber acknowledges that it has not relied on the Financial Advisors in connection with its determination as to the legality of its acquisition of the Acquired Shares or as to the other matters referred to herein, and the Subscriber has not relied on any investigation that the Financial Advisors, any of their affiliates or any person acting on their behalf have conducted with respect to the Acquired Shares, Sable, SOC or the Issuer. Subscriber further acknowledges that it has not relied on any information contained in any research reports prepared by the Financial Advisors or any of their affiliates.

(v) Subscriber represents and warrants that its acquisition of the Acquired Shares will not, when aggregated with any stock of Sable or of the Issuer acquired by Subscriber (or deemed to have been acquired pursuant to the attribution rules of Section 318(a) of the Code) during the 12-month period immediately preceding the Closing Date, represent 20% or more of the total voting power of the stock of the Issuer as of the Closing Date after giving effect to the consummation of the Business Combination.

5. Registration Rights.

(a) Sable agrees that, if the Business Combination is consummated, it will cause the Issuer to use commercially reasonable efforts to, within thirty (30) calendar days after the closing date of the Business Combination (the “Filing Date”), file with the Commission (at the Issuer’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the shares of Issuer Class A Common Stock constituting the Acquired Shares as a result of the consummation of the Business Combination (the “Issuer Class A Shares”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the closing date of the Business Combination and (ii) the tenth business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Issuer Class A Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Issuer Class A Shares as shall be reasonably requested by the Issuer to effect the registration of the Issuer Class A Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that Subscriber shall not in connection with the foregoing be required to execute any new lock-up or similar agreement with the Issuer on the ability to transfer the Issuer Class A Shares. Any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 5.

(b) In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Issuer shall:

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(i) except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) Subscriber ceases to hold any Issuer Class A Shares, (ii) the date all Issuer Class A Shares held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) two years from the Effective Date of the Registration Statement. The period of time during which the Issuer is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii) advise Subscriber within five (5) business days:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(3) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Issuer Class A Shares included therein for sale in any jurisdiction; and

(4) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (4) above constitutes material, nonpublic information regarding the Issuer;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Issuer Class A Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) use its commercially reasonable efforts to cause all Issuer Class A Shares to be listed on each securities exchange or market, if any, on which the Issuer Class A Common Stock issued by the Issuer has been listed; and

(vi) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Issuer Class A Shares contemplated hereby and to enable Subscriber to sell the Issuer Class A Shares under Rule 144.

(c) Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, (i) during any customary blackout or similar period, (ii) if any information (e.g., compensation data) is not readily available and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with

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applicable disclosure requirements, (iii) at any time the Issuer is required to file a post-effective amendment to the Registration Statement and the Commission has not declared such amendment effective and (iv) if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Issuer’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Issuer Class A Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Issuer Class A Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Issuer Class A Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(d) Indemnification.

(i) Sable agrees to cause the Issuer to indemnify, to the extent permitted by law, Subscriber, its directors and officers and agents and each person who controls Subscriber (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by Subscriber expressly for use therein.

(ii) In connection with any Registration Statement in which Subscriber is participating, Subscriber shall furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Issuer, its directors and officers and agents and each person who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Subscriber expressly for use therein; provided, however, that the liability of Subscriber shall be several and not joint with any other holders of Issuer Class A Common Stock and shall be in proportion to and limited to the net proceeds received by Subscriber from the sale of Issuer Class A Shares pursuant to such Registration Statement.

(iii) Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such

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indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

(v) If the indemnification provided under this Section 5(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 5(e)(i), (ii) and (iii) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(e) from any person who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding anything to the contrary in this Subscription Agreement, this Section 5 shall be of no force and effect unless and until the closing of the Business Combination is consummated.

6. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Purchase Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, or (c) if the Subscription Closing is not consummated on or before July 31, 2023; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. Sable shall notify Subscriber of the termination of the Purchase Agreement promptly after the termination of such agreement.

7. Trust Account Waiver. Subscriber acknowledges that the Issuer is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Issuer and one or more businesses or assets. Subscriber further acknowledges that, as described in the Issuer’s final prospectus relating to its initial public offering dated February 24, 2021 (the “IPO Prospectus”) available at www.sec.gov, the Issuer’s sole assets consist of the cash proceeds of the Issuer’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Issuer, its public stockholders and certain parties (including the underwriters of the Issuer’s initial public offering). Except with respect to interest earned on the funds held in the Trust Account that may be released to the Issuer to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the IPO Prospectus. For and in consideration of Sable entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its affiliates and representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they had, have

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or may have in the future as a result of, or arising out of, this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse or make or bring any action, suit, claim or other proceeding against the Trust Account as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby, the Acquired Shares or any Issuer Class A Shares, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. Subscriber acknowledges and agrees that it shall not have any redemption rights with respect to any Issuer Class A Shares pursuant to the Issuer’s certificate of incorporation in connection with the Business Combination or any other business combination, any subsequent liquidation of the Trust Account or the Issuer or otherwise. In the event Subscriber has any claim against the Issuer as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby, the Acquired Shares or any Issuer Class A Shares, it shall pursue such claim solely against the Issuer and its assets outside the Trust Account and not against the Trust Account or any monies or other assets in the Trust Account.

8. Covenants.

(a) Sable’s Covenants.

(i) Except as contemplated herein, Sable, its subsidiaries and their respective affiliates shall not, and shall cause any person acting on behalf of any of the foregoing to not, take any action or steps that would require registration of the issuance of any of the Acquired Shares under the Securities Act.

(ii) With a view to making available to Subscriber the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit Subscriber to sell securities of Sable to the public without registration, Sable agrees, until the Acquired Shares are registered for resale under the Securities Act, to:

(1) make and keep public information available, as those terms are understood and defined in Rule 144;

(2) file with the Commission in a timely manner all reports and other documents required of Sable under the Securities Act and the Exchange Act if Sable becomes, and for so long as Sable remains, subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(3) furnish to Subscriber so long as it owns Acquired Shares, promptly upon request, (x) an electronic statement by Sable, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) an electronic copy of the most recent annual or quarterly report of Sable and such other reports and documents so filed by Sable and (z) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.

(iii) The legend described in Section 4(e) relating to securities law transfer restrictions shall be removed and Sable shall issue a certificate without such legend to the holder of the Acquired Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Acquired Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides Sable with an opinion of counsel, in a form reasonably acceptable to Sable, to the effect that such sale, assignment or transfer of the Acquired Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Acquired Shares can be sold, assigned or transferred pursuant to Rule 144. Sable shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

(b) Subscriber’s Covenants. Subscriber hereby agrees that, until the first anniversary of the Closing Date, Subscriber shall not acquire (or be deemed to acquire pursuant to the attribution rules of Section 318(a) of the Code) stock of the Issuer that, when aggregated with stock of the Issuer already owned by Subscriber (or be deemed to own pursuant to the attribution rules of Section 318(a) of the Code), represents 20% or more of the voting power of the stock of the Issuer.

9. Miscellaneous.

(a) Each party hereto acknowledges that the other party and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Subscription Closing, Subscriber agrees to promptly notify Sable (which agrees to then promptly notify Issuer and the Financial Advisors) if any of the acknowledgments, understandings, agreements,

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representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Subscriber and Sable further acknowledge and agree that each of the Financial Advisors is a third-party beneficiary with the right to enforce Section 3, Section 4 and Section 9 of this Subscription Agreement on its behalf and not, for the avoidance of doubt, on behalf of Sable or the Issuer, and that each of the Financial Advisors will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber and Sable contained in this Subscription Agreement. Subscriber and Sable further acknowledge and agree that the Issuer is a third-party beneficiary with the right to enforce Section 7 and Section 9 of this Subscription Agreement on its behalf.

(b) Sable, Subscriber and the Financial Advisors (with respect to Section 3, Section 4 and Section 9 hereof) are entitled to rely upon this Subscription Agreement and are irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Financial Advisors are entitled to rely upon the acknowledgments, understandings, agreements, representations and warranties made by Subscriber and Sable in this Subscription Agreement.

(c) Subscriber may not assign this Subscription Agreement and any of Subscriber’s rights and obligations hereunder without the prior consent of Sable. Subject to the foregoing, Subscriber’s permitted assignee(s) agrees to be bound by the terms hereof. Upon such permitted assignment by Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations provided for herein to the extent of such assignment. Neither this Subscription Agreement nor any rights that may accrue to Sable or the Issuer (as applicable) hereunder or any of Sable’s or the Issuer’s respective obligations may be transferred or assigned (except in connection with the Business Combination).

(d) All the agreements, covenants, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Subscription Closing.

(e) Sable may request from Subscriber such additional information as Sable may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that, that upon receipt of such additional information, Sable shall be allowed to convey such information to each Financial Advisor and such Financial Advisor shall keep the information confidential, except as may be required by applicable law, rule, regulation or in connection with any legal proceeding or regulatory request.

(f) This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successor and assigns.

(h) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. For the avoidance of doubt, upon the consummation of the Business Combination, if ever, the Issuer shall assume this Subscription Agreement and shall succeed to all of Sable’s rights and obligations hereunder except as otherwise expressly set forth herein.

(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

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(k) Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated by this Subscription Agreement.

(l) Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, or emailed, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (c) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

if to Subscriber, to such address or addresses set forth on the signature page hereto; and

if to Sable, to:

Sable Offshore Holdings LLC

700 Milam Street, Suite 3300

Houston, Texas 77002

Attn: Anthony C. Duenner

Phone: 713-579-8023

Email: aduenner@sableminerals.com

(m) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(n) This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND, IF SUCH FEDERAL COURT DOES NOT HAVE JURISDICTION, THE COURTS OF THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH FEDERAL OR DELAWARE STATE COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9(l) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

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EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, FINANCIAL ADVISOR, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(n).

[Signature Pages Immediately Follow]

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IN WITNESS WHEREOF, each of Sable and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

SABLE OFFSHORE HOLDINGS LLC

By:
Name:
Title:

Date:    [•], 2022

Signature Page to Subscription Agreement

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name: Title:	Name: Title:

Date: , 2022

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different)

Email Address: _______________________
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property
Subscriber’s EIN: ____________________	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:
Attn:	Attn:

Telephone No.: ______________________	Telephone No.: ______________________

Facsimile No.: _______________________	Facsimile No.: _______________________

Aggregate Number of Acquired Shares subscribed for:

Aggregate Purchase Price: $ _______________.

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by Sable in the Closing Notice.

Signature Page to Subscription Agreement

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

	1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

	2.	☐ We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

	1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

	2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

	☐	is:

	☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of Sable or the Issuer or acting on behalf of an affiliate of Sable or the Issuer.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Schedule A-1

Schedule A-1

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

ENTITY

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in § 230.506(b)(2)(ii).

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above and below tests.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Schedule A-2

INDIVIDUAL

☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Schedule A-3

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], 2023, is made and entered into by and between Sable Offshore Corp. (f/k/a Flame Acquisition Corp.), a Delaware corporation (the “Company”) and the undersigned party listed under Holder on the signature page hereto (the “Holder”).

RECITALS

WHEREAS, on October 26, 2022, the Holder was issued 3,000,000 shares representing membership interests in Sable Offshore Holdings LLC, a Delaware limited liability company (“Holdco”), designated as voting Class A shares (the “Holdco Equity”);

WHEREAS, Holdco entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 2, 2022, with the Company and Sable Offshore Corp., a Texas corporation (“Sable”), pursuant to which (i) Holdco merged with and into the Company, with the Company surviving such merger (the “Holdco Merger,” and the effective time of such merger, the “Holdco Effective Time”) and (ii) immediately following the Holdco Effective Time, Sable merged with and into the Company, with the Company surviving such merger (the “Sable Merger,” and together with the Holdco Merger, the “Mergers”);

WHEREAS, pursuant to the terms of the Merger Agreement, at the Holdco Effective Time, each share of Holdco Equity issued and outstanding immediately prior to the Holdco Effective Time, other than any share of Holdco Equity held by Holdco in treasury or owned by the Company, automatically converted into the right to receive 3,000,000 shares of Common Stock (the “Company Shares”); and

WHEREAS, pursuant to the terms of the Merger Agreement, Company and the Holder desire to enter into this Agreement, pursuant to which (a) the Company shall grant the Holder certain registration rights with respect to the Company Shares and (b) Holder will agree to certain restrictions on transfer of the Company Shares, in each case, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Closing Date” shall have the meaning given in the Merger Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean shares of Class A common stock, par value $0.0001 per share, of the Company.

“Company” shall have the meaning given in the Preamble.

“Company Shares” shall have the meaning given in the Recitals.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1 Shelf” shall have the meaning given in Section 2.1(a).

“Form S-3 Shelf” shall have the meaning given in Section 2.1(a).

“Holdco” shall have the meaning given in the Recitals.

“Holdco Effective Time” shall have the meaning given in the Recitals.

“Holdco Equity” shall have the meaning given in the Recitals.

“Holdco Merger” shall have the meaning given in the Recitals.

“Holder” shall have the meaning given in the Preamble.

“IPO Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of February 24, 2021, by and among the Company, Flame Acquisition Sponsor, LLC, FL-Co-Investment, LLC, Intrepid Financial Partners, L.L.C., and the other parties named therein, as may be amended, modified, supplemented or restated from time to time.

“Lock-up” shall have the meaning given in Section 5.1.

“Lock-up Period” shall mean the period beginning on the Closing Date and ending on the third (3rd) anniversary of the Closing Date.

“Lock-up Shares” shall mean the Company Shares and any other equity security of the Company issued or issuable with respect to any Company Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.

“Maximum Number of Securities” shall have the meaning given in Section 2.1(e).

“Merger Agreement” shall have the meaning given in the Recitals.

“Mergers” shall have the meaning given in the Recitals.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Permitted Transferees” shall mean, with respect to the Holder, any person or entity to whom the Holder is permitted to Transfer Registrable Securities, including prior to the expiration of the Lock-up Period, under this Agreement and any other applicable agreement between the Holder and the Company, and to any other Permitted Transferee thereafter.

“Person” shall mean any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind.

“Piggyback Registration” shall have the meaning given in Section 2.2(a).

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the Company Shares issued and outstanding and held by the Holder immediately following the consummation of the Mergers and (b) any other equity security of the Company issued or issuable with respect to any such Company Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

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“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable and customary fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of the independent registered public accounting firm of the Company incurred specifically in connection with such Registration; and

(f) in an Underwritten Offering, reasonable fees and expenses of one (1) legal counsel selected by the Holder.

“Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Sable” shall have the meaning given in the Recitals.

“Sable Merger” shall have the meaning given in the Recitals.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall have the meaning given in Section 2.1(a).

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” shall mean any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“Transfer” shall mean to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a Person or any interest (including a beneficial interest or an economic entitlement) in, or the ownership, control or possession of, any interest owned by a Person.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

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ARTICLE II

REGISTRATIONS

2.1 Shelf Registration.

(a) Filing. The Company shall use commercially reasonable efforts to submit or file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) within thirty (30) calendar days after the date hereof, covering the public resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Form S-1 Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) the 90th calendar day after the filing date thereof (or the 120th calendar day following the filing date thereof if the Commission notifies the Company that it will “review” the Registration Statement) and (b) the tenth business day after the date Company is notified (orally or in writing whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company shall use commercially reasonable efforts to convert the Form S-1 (and any subsequent Registration Statement) to a shelf registration statement on Form S-3 (a “Form S-3 Shelf,” and together with the Form S-1 and any subsequent Registration Statement, the “Shelf”) as promptly as practicable after the Company is eligible to use a Form S-3 Shelf. The Company shall use commercially reasonable efforts to cause a Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Shelf is continuously effective, available for use to permit the Holder to sell his Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. The Company’s obligation under this Section 2.1(a), shall, for the avoidance of doubt, be subject to Section 3.4.

(b) Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing). If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer at the time of filing (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holder to sell his Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form at the time of filing. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. Company’s obligation under this Section 2.1(b), shall, for the avoidance of doubt, be subject to Section 3.4.

(c) Additional Registrable Securities. Subject to Section 3.4, in the event that the Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of the Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing, and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such additional Registrable Securities to be so covered once per calendar year for the Holder.

(d) Requests for Underwritten Shelf Takedowns. Subject to Section 3.4, at any time and from time to time after the expiration of any Lock-up Period to which the Holder’s shares are subject, if any, and when an effective Shelf is on file with the Commission, the Holder may request to sell all or any portion of his Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf

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Takedown”); provided that the Company shall be obligated to effect an Underwritten Shelf Takedown only if such offering shall include Registrable Securities proposed to be sold by the Holder, either individually or together with Permitted Transferees, with a total offering price reasonably expected to exceed, in the aggregate, $25 million. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. The Company shall have the right to select the managing Underwriter or Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Holder may demand not more than one (1) Underwritten Shelf Takedown, pursuant to this Section 2.1(d), in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.

(e) Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, advises the Company and the Holder in writing that the dollar amount or number of Registrable Securities that the Holder and any Permitted Transferees desire to sell, taken together with all other Common Stock or other equity securities, if any, that the Company desires to sell and all other Common Stock or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in such Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any Common Stock or other equity securities proposed to be sold by Company or by other holders of Common Stock or other equity securities, (A) first, the Registrable Securities of the Holder and any Permitted Transferees that can be sold without exceeding the Maximum Number of Securities, (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), Common Stock, if any, as to which “Holders” (as defined in the IPO Registration Rights Agreement) have exercised their piggyback registration rights pursuant to the IPO Registration Rights Agreement, pro rata based on the number of “Registrable Securities” (as defined in the IPO Registration Rights Agreement) that each such “Holder” has requested to be included in such registration and the aggregate number of “Registrable Securities” that such “Holders” have requested to be included in such registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), and (C), Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(f) Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, the Holder shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his intention to withdraw from such Underwritten Shelf Takedown. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the Holder for purposes of Section 2.1(d). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1(f).

2.2 Piggyback Registration.

(a) Piggyback Rights. If, at any time after the end of the Lock-up Period, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to the Holder as soon as practicable but not less than ten (10) days before the anticipated filing date of such

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Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to the Holder the opportunity to register the sale of such number of Registrable Securities as such Holder may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holder pursuant to this Section 2.2(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The Holder proposing to distribute his Registrable Securities through an Underwritten Offering under this Section 2.2(a) shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

(b) Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holder in writing that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holder hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company (including, for the avoidance of doubt, and without limitation, the IPO Registration Rights Agreement), exceeds the Maximum Number of Securities, then:

(1) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), Common Stock, if any, as to which Registration has been requested pursuant to the IPO Registration Rights Agreement, which can be sold without exceeding the Maximum Number of Securities ; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of the Holder exercising his rights to register his Registrable Securities pursuant to Section 2.2(a) hereof which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

(2) If the Registration is pursuant to a request by persons or entities other than the Holder, then the Company shall include in any such Registration (A) first, Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holder, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), Common Stock, if any, as to which “Holders” (as defined in the IPO Registration Rights Agreement) have exercised their piggyback registration rights pursuant to IPO Registration Rights Agreement, pro rata based on the number of “Registrable Securities” (as defined in the IPO Registration Rights Agreement) that each such “Holder” has requested to be included in such registration and the aggregate number of “Registrable Securities” that such “Holders” have requested to be included in such registration, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of the Holder exercising his rights to register his Registrable Securities pursuant to Section 2.2(a) which can be sold without exceeding the Maximum Number of Securities; (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (E) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), (C) and (D), Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

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(c) Piggyback Registration Withdrawal. The Holder shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2(c).

(d) Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 2.1(f), any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as an Underwritten Shelf Takedown under Section 2.1(d) hereof.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities hereunder, the Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall:

(a) prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

(b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holder or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer outstanding;

(c) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holder and the Holder’s legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holder or the legal counsel for the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

(d) prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holder included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holder included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

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(e) cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(f) provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h) at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(i) notify the Holder at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

(j) permit a representative of the Holder, the Underwriters, if any, and any attorney or accountant retained by the Holder or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(k) obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory the participating Holder;

(l) on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holder, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holder, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to the participating Holder;

(m) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such Underwritten Offering;

(n) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(o) if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

(p) otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holder, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.

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3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holder that the Holder shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holder.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, the Holder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holder, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holder agrees to suspend, immediately upon his receipt of the notice referred to above, his use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holder of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as the Holder or Permitted Transferees shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holder with true and complete copies of all such filings. The Company further covenants that it shall take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell shares of Common Stock held by the Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of the Holder, the Company shall deliver to the Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, the Holder against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

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(b) In connection with any Registration Statement in which the Holder is participating, the Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Holder expressly for use therein. The Holder shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. For the avoidance of doubt, the total indemnification liability of the Holder under this Section 4.1(b) shall be in proportion to and limited to the net proceeds received by the Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

(e) If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of the Holder under this Section 4.1(e) shall be limited to the amount of the net proceeds received by the Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1(a), 4.1(b) and 4.1(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1(e) from any person who was not guilty of such fraudulent misrepresentation.

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ARTICLE V

LOCK-UP

5.1 Lock-Up. Subject to Section 5.2, the Holder agrees that it shall not Transfer any Lock-up Shares prior to the end of the Lock-up Period (the “Lock-up”).

5.2 Permitted Transferees. Notwithstanding the provisions set forth in Section 5.1, the Holder may Transfer the Lock-up Shares during the Lock-up Period (a) by gift to a member of the Holder’s immediate family or to a trust, the beneficiary of which is a member of the Holder’s immediate family or an affiliate of such person or entity, or to a charitable organization, (b) by virtue of laws of descent and distribution upon death of the Holder, (c) pursuant to a qualified domestic relations order or (d) in connection with a liquidation, merger, stock exchange, reorganization, or tender offer approved by the Board or a duly authorized committee thereof or other similar transaction which results in all of the Company’s stockholders having the right to exchange his, her or its Common Stock for cash, securities or other property subsequent to the consummation of the Mergers; provided, that each Permitted Transferee must enter into a written agreement agreeing to be bound by the terms hereof as if such Permitted Transferee was the Holder. The parties acknowledge and agree that any Permitted Transferee of the Holder shall be subject to the Transfer restrictions set forth in this ARTICLE V with respect to the Lock-Up Shares upon and after acquiring such Lock-Up Shares.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 700 Milam Street Suite 3300, Houston, TX, 77002, Attention: Gregory D. Patrinely, and, if to the Holder, at the Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

6.2 Assignment; No Third Party Beneficiaries.

(a) This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

(b) Prior to the expiration of the Lock-up Period, the Holder may not assign or delegate his rights, duties or obligations under this Agreement, in whole or in part, except in connection with a Transfer of Registrable Securities by the Holder to a Permitted Transferee.

(c) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holder, which shall include Permitted Transferees.

(d) This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 6.2 hereof.

(e) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer, assignment or delegation made other than as provided in this Section 6.2 shall be null and void.

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6.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.4 Governing Law; Venue. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND, IF SUCH FEDERAL COURT DOES NOT HAVE JURISDICTION, THE COURTS OF THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH FEDERAL OR DELAWARE STATE COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 6.1 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

6.5 Amendments and Modifications. Upon the written consent of the Company and the Holder, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified. No course of dealing between the Holder or the Company and any other party hereto or any failure or delay on the part of the Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of the Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.6 Term. This Agreement shall terminate upon the earlier of (a) the tenth anniversary of the date of this Agreement or (b) the first date following the end of the Lock-Up Period as of which (x) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (y) the Holder is permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5, Article IV and Article VI shall survive any termination.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

SABLE OFFSHORE CORP.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

HOLDER:

James C. Flores

[Signature Page to Registration Rights Agreement]

Exhibit 99.1

Flame Acquisition Corp. Announces Business Combination Transaction

Flame Acquisition Corp. (“Flame”) (NYSE: FLME, FLME.WS), a special purpose acquisition entity focused on the energy industry in North America, today announced an agreement to enter into a business combination with Sable Offshore Corp. (“Sable”). Sable has separately agreed to acquire oil and gas assets as part of the merger. After giving effect to the business combination, the company will be named Sable Offshore Corp.

Additional Information and Where to Find It

This document relates to the proposed business combination between Flame and Sable (the “Business Combination”). In connection with the proposed Business Combination, Flame will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Flame will also file other documents regarding the proposed Business Combination with the SEC. The Proxy Statement will be sent or given to the Flame stockholders and will contain important information about the Business Combination and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE Business Combination AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Flame with the SEC at the SEC’s website at www.sec.gov. You may also obtain Flame’s documents on its website at www.Flameacq.com.

Participants in Solicitation

Flame, Sable and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Business Combination and may have direct or indirect interests in the Business Combination. Information about Flame’s directors and executive officers is set forth in Flame’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 4, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

Exhibit 99.2

Sable Offshore Corp.

Investor Presentation

SABLE OFFSHORE

Exhibit 99.2 Sable Offshore Corp. Investor Presentation

Disclaimer CONFIDENTIALITY The information in this presentation, together with oral statements made in connection herewith, is highly confidential. The distribution of this presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any other person is prohibited. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by Sable Offshore Corp. (“Sable”). By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements and to return or destroy (and direct its representatives to return or destroy) all copies of this presentation or portions thereof in its possession upon request. This presentation has been prepared solely for informational purposes and is being provided to you solely in your capacity as a prospective investor in considering an investment in Flame Acquisition Corp., (the “SPAC”), which will become the successor to Sable in a business combination (as defined below) and will be the issuer, in a private placement, of the PIPE securities described in this presentation. This presentation does not purport to contain all of the information that may be required or desired by you in order to evaluate the investment described in this presentation. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities in the proposed PIPE offering or of the proposed business combination as contemplated hereby or determined that this presentation is truthful or complete. Any representation to the contrary is a criminal offense. In all cases, interested parties should consult their own legal, regulatory, tax, business, financial and accounting advisors to the extent they deem necessary, and must make their own investment decision and perform their own independent investigation and analysis of the investment described in this presentation. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. The securities referred to herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Unless they are registered, any such securities may be offered and sold only in transactions that are exempt from registration under the Securities Act and the securities laws of any other jurisdiction. No representations or warranties, express or implied are given in, or in respect of, this presentation and the accuracy, completeness or reliability of the information contained in this presentation. To the fullest extent permitted by law, in no circumstances will Sable, the SPAC, any bank serving as a placement agent in the proposed PIPE securities or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This information is subject to change. FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward looking statements” within the meaning of Section 27 A of the Securities Act and Section 21 E of the Securities Exchange Act of 1934 as amended. Forward-looking statements include information concerning assets of Exxon Mobil Corporation's (“Exxon”), Sable's or the SPAC's possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and effects of regulation, including Sable's ability to close the transaction to acquire Exxon's assets (the asset acquisition ), Sable’s ability to close the transaction with the SPAC (the “SPAC transaction” and, together with the asset acquisition, the “business combination”). When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “ expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward looking statements, although not all forward looking statements will contain such identifying words. These forward looking statements are based on Sable’s and the SPAC’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sable and the SPAC disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Sable and the SPAC caution you that these forward looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sable and the SPAC, incidental to the development, production, gathering, transportation and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, (a) the occurrence of any event, change or other circumstance that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; (b) the outcome of any legal proceedings that may be instituted against Sable, the SPAC or others following the announcement of the business combination and any definitive agreements with respect thereto; (c) the inability to complete the business combination due to the failure to obtain approval of the shareholders of the SPAC, to obtain financing to complete the business combination or to satisfy other conditions to closing; (d) the ability to meet the applicable stock exchange listing standards following the consummation of the business combination; (e) the ability to recommence production of the assets acquired in the asset acquisition and the cost and time required therefor, production levels once recommenced; (f) commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput; (g) uncertainties related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes and regulatory risks; (h) the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production; (i) reductions in cash flow and lack of access to capital; (j) the SPAC’s ability to satisfy future cash obligations; (k) restrictions in existing or future debt agreements or structured or other financing arrangements; (l) the timing of development expenditures, managing growth and integration of acquisitions, and failure to realize expected value creation from acquisitions; and (m) the ability to recognize the anticipated benefits of the business combination. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward looking statements. You should also carefully consider the risks and uncertainties described in the “Risk Factors” section of the SPAC’s registration statement on Form S-1 and its Annual Report on Form 10-K for the year ended December 31, 2021. In addition, there will be risks and uncertainties described in the proxy statement on Form DEF 14A relating to the proposed business combination, which is expected to be filed by the SPAC with the Securities and Exchange Commission (the “SEC”), and other documents filed by the SPAC and Sable from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The SPAC’s SEC filings are available publicly on the SEC’s website at www sec gov. 1

Disclaimer (Cont’d) PARTICIPANTS IN A SOLICITATION In connection with the proposed business combination, the parties intend to prepare and file with the SEC a preliminary proxy statement of the SPAC and to mail a definitive proxy statement relating to the proposed business combination to the SPAC’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about Sable, the SPAC and the proposed business combination. Stockholders will also be able to obtain free copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Flame Acquisition Corp., 700 Milam Street Suite 3300, Houston, TX 77002. Sable, the SPAC and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the SPAC’s stockholders in respect of the proposed business combination and the other matters set forth in the proxy statement. Information regarding the SPAC’s directors and executive officers is available in the SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to Flame Acquisition Corp., 700 Milam Street Suite 3300, Houston, TX 77002. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, will be contained in the proxy statement relating to the proposed business combination when it becomes available. NON-PRODUCING ASSETS The assets that are the subject of the asset acquisition and the business combination have not produced commercial quantities of hydrocarbons since the assets were shut-in during May of 2015 when the only pipeline transporting hydrocarbons produced from such assets to market ceased operations. We estimate in this presentation that production can be recommenced by January 1, 2024; however, there can be no assurance that the necessary permits will be obtained that would allow the pipeline to recommence transportation and allow the assets to recommence production by that date or at all. If production is not recommenced by January 1, 2026, the terms of the asset acquisition with Exxon Mobil Corporation (“Exxon”) would result in the assets, which are expected to be the major assets of the SPAC at the closing of the business combination, being reverted to Exxon without any compensation to the SPAC therefor as further described in this presentation. OIL AND GAS RESOURCE AND RESERVE INFORMATION This presentation includes information regarding estimates of oil and natural gas resources and reserves attributable to the assets that are the subject of the business combination. Although this presentation refers to “reserves,” none of the oil and gas resources attributable to the assets are currently classifiable as proved or other reserves because, since the cessation of operations on the pipeline transporting production from the assets, there has been no means to deliver production from the assets to market. Sable has obtained a report (the “NSAI Report”) from Netherland, Sewell & Associates, Inc. (“NSAI”), independent petroleum consultants, with respect to the estimated net contingent resources attributable to the acquired assets and the related pre-tax discounted (at 10%) future net contingent cash flow from such contingent resources, as of December 31, 2021, based on 12-month unweighted arithmetic average of the first-day-of-the-month prices for each month in the period from January to December 2021. As defined by the Society of Petroleum Engineers and used in the NSAI Report, “contingent resources” are those quantities of petroleum which are estimated, on a given date, to be potentially recoverable from known accumulations, but which are not currently considered to be commercially recoverable. Contingent resource estimates may be characterized further as 1C (low estimate), 2C (best estimate) and 3C (high estimate). The contingent resources reflected in the NSAI Report are, as stated in the report, category 1C (low estimate). The NSAI Report states that the estimates included in the report are contingent on (1) approval from federal, state and local regulators to restart production, (2) reestablishment of oil transportation systems to deliver production to market, and (3) commitment to restart the wells and facilities. The NSAI Report states that, if these contingencies are successfully addressed, some portion of the contingent resources estimated in the report may be reclassified as reserves but notes that the estimates have not been risked to account for the possibility that the contingencies are not successfully addressed. The NSAI Report does not address (1) the portion of the contingent resources that could be reclassified as reserves if the contingencies are successfully addressed or (2) whether or to what extent any of the contingent resources that could be so reclassified would be classified as proved, probable or possible reserves. The reserve and resource estimates and related future cash flow information included in this presentation reflect management’s estimates, based in part on the contingent resources estimated in the NSAI Report and supplemented by management’s own estimates of contingent resources attributable to the acquired assets and using the pricing and other assumptions noted in this presentation, of the reserves that would be attributable to the acquired assets if the contingencies had been addressed successfully on the date as of which the reserve information is presented. Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any resource or reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing, and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact the combined company’s strategy and change the schedule of any production and development drilling. Accordingly, resource or reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. 2

Disclaimer (Cont’d) USE OF PROJECTIONS This presentation contains financial projections for Sable and the SPAC (as successor to Sable in the business combination) after giving effect to the business combination, including with respect to its future revenues, EBITDA, capital expenditures and non-GAAP cash flow measures referred to under “Use of Non-GAAP Financial Measures” below. Neither Sable’s nor the SPAC’s auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, no such auditors have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside Sable and the SPAC’s control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of the SPAC after completion of the business combination or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person, including, without limitation, Sable, the SPAC and any placement agent, that the results contained in the projected information will be achieved. USE OF NON-GAAP FINANCIAL MEASURES This presentation includes projections for Sable and the SPAC (as successor to Sable in the business combination) of certain non-GAAP financial measures (including on a forward-looking basis) after giving effect to the business combination, including EBITDA, Unlevered Free Cash Flow, and Levered Free Cash Flow. Sable defines EBITDA as net income before interest expense, income tax expense and depletion, depreciation and amortization. Sable defines (1) Unlevered Free Cash Flow as EBITDA minus capital expenditures, (2) Levered Free Cash Flow as Unlevered Free Cash Flow minus interest expense, and (3) Net free cash flow as revenue less operating expenses, taxes, and capital expenditures. Sable believes that these measures are useful to investors for the following reasons. First, Sable believes that these measures may assist investors in evaluating the SPAC’s projected future performance and ability to pay cash dividends to its stockholders by excluding the impact of items that do not reflect core operating performance or that are not expected to affect the ability of the SPAC to pay cash dividends to its stockholders. Second, these measures are expected to be used by Sable’s management to assess the SPAC’s performance following completion of the business combination. Sable believes that the future, continuing use of these non-GAAP financial measures will provide an additional tool for investors to use in evaluating ongoing operating results and trends over various reporting periods on a consistent basis. These non-GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly tilted measures of other companies. INDUSTRY AND MARKET DATA This presentation has been prepared by Sable and includes market data and other statistical information from sources believed by Sable to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Sable, which are derived from their review of internal sources as well as the independent sources described above. Although Sable believes these sources are reliable, neither Sable, the SPAC nor any placement agent has independently verified the information and can guarantee its accuracy and completeness. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the SPAC's and Sable's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but the SPAC and Sable will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 3

Key Transaction Highlights

Acquisition Background

Proprietarily sourced, bi-laterally negotiated, and seller financed

- Identified by Sable / Flame executives as a foundational public company asset and exclusively negotiated with Exxon
- Purchase price is financed by a 1st Lien Term Loan held by Exxon

High Quality Asset

Santa Ynez is a massive oil-weighted resource

- Three offshore platforms located in federal waters north of Santa Barbara, California
- Wholly owned onshore production treatment facilities
- Discovered in 1968 with significant production history
- >100 identified infill drilling and step-out opportunities, along with workovers and ESP [1] installation on existing wellbores

Pathway to Production

Asset re-start process well underway

Highly-Qualified Stewards of the Asset

Sable management are well-qualified to operate Santa Ynez

Santa Ynez Unit

Las Flores Canyon Processing Facility

4

Key Transaction Highlights Sable Offshore Corp. (“Sable”) has entered into an agreement to merge with Flame Acquisition Corp. (“FLME”, “Flame”, or the “Company”). Sable has separately agreed to acquire the Santa Ynez Field and associated assets (“Santa Ynez”, “SYU”, or the “Acquired Assets”) from ExxonMobil (“Exxon”) Proprietarily sourced, bi-laterally negotiated, and seller financed Santa Ynez Unit Acquisition ◼ Identified by Sable / Flame executives as a foundational public Background company asset and exclusively negotiated with Exxon st ◼ Purchase price is financed by a 1 Lien Term Loan held by Exxon Santa Ynez is a massive oil-weighted resource ◼ Three offshore platforms located in federal waters north of Santa Barbara, California High Quality ◼ Wholly owned onshore production treatment facilities Asset ◼ Discovered in 1968 with significant production history ◼ >100 identified infill drilling and step-out opportunities, along with (1) workovers and ESP installation on existing wellbores Asset re-start process well underway ◼ Facilities well maintained during downtime; ~34 MBoe/d average Las Flores Canyon Processing Facility gross production in 2014 prior to shut-in for pipeline leak Pathway to Production ◼ March 2020 consent decree establishes path for pipeline restart; permitting process well underway ◼ Target online date of January 2024 Sable management are well-qualified to operate Santa Ynez (2) Highly- ◼ Exemplary track record of operating safely in California and offshore Qualified ◼ Demonstrated expertise via numerous awards from state and federal Stewards agencies of the Asset ◼ Developing strategy for carbon capture and underground storage (“CCUS”) leveraging existing infrastructure and access (1) Electric submersible pump. (2) While at Plains Exploration & Production, current Sable management team operated platforms included Irene at Point Pedernales and Hidalgo, Harvest and Hermosa at Point Arguello. 4

Transaction Summary Summary of Proposed Transaction Indicative Transaction Overview ◼ 1 Sable has entered into an Sources of Funds ($MM) agreement to acquire SYU from (1) 3 1L Term Loan (Net of $19 MM Deposit) $623 Exxon – proprietarily sourced by SYU Oil Field and Associated Sable / Flame management (2) Offshore and Onshore Facilities PIPE 300 (3) 2 Cash in Trust 289 ◼ Sable has agreed to merge with FLME, with FLME surviving (the Total Sources of Funds $1,212 “Merger”) – subsequently renamed Sable Offshore Corp. Uses of Funds ($MM) Assumption of 1L Term Loan $623 Sale 1 3 ◼ Exxon has agreed to finance, via a st 1 Lien Term Loan structure, the Cash to Balance Sheet 258 acquisition of the SYU Assets for a (4) Start-Up Expenses & Accrued LOE 331 4 $625 MM base purchase price plus additional purchase price Total Uses of Funds $1,212 (9) adjustments Sable Offshore 4 Corp. (Private) ◼ Proceeds from the anticipated Pro Forma Capitalization transaction will fund costs associated with pipeline repair and re-starting production Capitalization % Ownership Share Price $10.00 NA (5)(6) Merger Consideration Shares 3.0 4% 2 Merge Founders Shares 7.2 10% PIPE Shares 30.0 44% IPO Shares 42% 28.8 (7) Pro Forma Shares Outstanding 68.9 100% Equity Value ($MM) $689 NA Flame Acquisition Corp. Renamed (1) 1L Term Loan (Net of Deposit) 623 NA (NYSE: FLME) “Sable (8) Cash on Balance Sheet 430 NA (3)(7) $289 MM in Trust Offshore Corp.” Net Debt $194 NA Pro Forma Enterprise Value $883 NA st (1) Key terms of Exxon’s 1 Lien Term Loan: Interest: 10.00% per annum, compounded annually with payment-in-kind (subject to borrower’s right to pay in cash) and payable on the Maturity Date; to be accrued from January 1, 2022 Effective Time. Maturity: Will occur on the earlier of (a) the 5th anniversary of the Effective Time and (b) 180 days after restart production. No Call / Pre-Payment Penalty: Can repay or pay down a portion at any time without penalty. (2) Sable is targeting a total of $300 MM in financing prior to closing. (3) Cash in trust account as of 9/30/2022. Assumes no stockholder redemptions at closing. FLME may seek other arrangements to offset any stockholder redemptions at closing. (4) Estimate includes (i) cash start-up expenses of $172 MM for bringing the Acquired Assets online by the estimated production re-start date of Q1 2024, (ii) post-effective date accrued LOE of $75 MM incurred from January 1, 2022 effective date associated with ongoing maintenance, (iii) transaction fees and expenses of $65 MM, and (iv) deposit paid to Exxon of $19 MM. (5) Does not include 3.6 MM incentive shares to be issued pursuant to post-closing grants to Sable senior management, which are subject to vesting and lockup periods. The 3.6 MM incentive shares may be adjusted to a lesser number of shares on a proportionate basis such that the number of incentive shares and merger consideration shares, together, will not represent greater than 15% of the outstanding Flame shares immediately following the Merger (taking into account the issuance of shares in the PIPE and redemptions in connection with the Merger). (6) Consists of 3.0 MM shares to be issued to Jim Flores as consideration for his equity in the Merger, which are subject to lockup period. (7) Enterprise metrics assume 100% participation from IPO shareholders and pro forma shares outstanding of 68.9 MM (3.0 MM Merger Consideration Shares, 7.2 MM Founders Shares, 30.0 MM PIPE Shares, and 28.8 MM IPO Shares). (8) Cash balance includes $258 MM of cash plus $172 MM of cash for start-up expenses, $300 MM PIPE financing. (9) $643 MM principal balance inclusive of additional purchase price adjustments; $623 MM remaining after payment of $19 MM deposit. 5

Key Investment Highlights

✓	***Consistent with Flame Investment Thesis***	1
✓	***Experienced Executive & Operations Team with Offshore California Expertise***	2
✓	***Commitment to ESG & Best-in-Class Operations***	3
✓	***Oil-Weighted Asset with Substantial Production Base & Anticipated Upside***	4
✓	***Wholly-Owned Infrastructure Including Oil, Gas, and Water Processing & Pipeline***	5
✓	***Attractive Financial Metrics & Commitment to Return of Capital Program***	6
✓	***Enterprise Benchmarks Very Favorably vs. Public Peers***	7

Santa Ynez is a Differentiated, Value Driven Opportunity

6

Key Investment Highlights Santa Ynez & Sable are Highly Integrated, Synergistic Assets with a Compelling Investment Profile 1 Consistent with Flame Investment Thesis ✓ 2 Experienced Executive & Operations Team with Offshore California Expertise ✓ 3 Commitment to ESG & Best-in-Class Operations ✓ 4 Oil-Weighted Asset with Substantial Production Base & Anticipated Upside ✓ 5 Wholly-Owned Infrastructure Including Oil, Gas, and Water Processing & Pipeline ✓ 6 Attractive Financial Metrics & Commitment to Return of Capital Program ✓ 7 Enterprise Benchmarks Very Favorably vs. Public Peers ✓ Santa Ynez is a Differentiated, Value Driven Opportunity 6

1 Strategically Aligned with Flame Thesis

✓	**Attractive Returns**	▪ Asset acquisition metrics are very favorable against intrinsic value and public benchmarking	✓	**Conservative Leverage Profile**	▪ Sable management targeting long-term leverage ratios of ~1.0x to maximize flexibility for distributions, development or acquisitions
✓	**Significant Free Cash Flow**	▪ Modest reinvestment required in the near-term as Sable focuses on workovers and ESP[1] installation on existing wellbores	✓	**Bolt-on Acquisition Opportunities**	▪ Numerous opportunities to grow asset base, however, must be accretive to cash flow and ROCE
✓	**Substantial Upside**	▪ De-risked reservoir first discovered in the 1960's ▪ Potential for additional growth with accelerated development	✓	**Access to Infrastructure & End Markets**	▪ Wholly owned pipeline and processing will preserve margin ▪ Oil sales contracts linked to Brent Crude
✓	**High Operational Control**	▪ 100% Sable operated with favorable 16.4% royalty burden	✓	**HS&E Stewardship**	▪ Sable is well-qualified to own the asset given our HS&E [2] and operational track record ▪ Opportunity for CCUS utilizing existing assets

(1) Electrical submersible pump.
(2) Health, safety and environment.

7

1 Strategically Aligned with Flame Thesis ◼ Sable management targeting Conservative ◼ Asset acquisition metrics are long-term leverage ratios of Attractive very favorable against intrinsic ~1.0x to maximize flexibility Leverage ✓✓ Returns value and public benchmarking for distributions, development Profile or acquisitions ◼ Modest reinvestment required ◼ Numerous opportunities to Bolt-on in the near-term as Sable Significant grow asset base, however, must focuses on workovers and Acquisition ✓✓ be accretive to cash flow and Free Cash Flow (1) ESP installation on existing Opportunities ROCE wellbores ◼ De-risked reservoir first ◼ Wholly owned pipeline and Access to discovered in the 1960’s processing will preserve margin Substantial Infrastructure ✓✓ Upside◼ Potential for additional growth ◼ Oil sales contracts linked to & End Markets with accelerated development Brent Crude ◼ Sable is well-qualified to own (2) the asset given our HS&E High ◼ 100% Sable operated with HS&E and operational track record Operational favorable 16.4% royalty burden ✓✓ Stewardship ◼ Opportunity for CCUS utilizing Control existing assets (1) Electrical submersible pump. (2) Health, safety and environment. 7

2 Sable – Management Team Sable has Re-Assembled its Premier Management and Operations Team ◼ Mr. Flores is Sable’s founder and has served as the Chairman and Chief Executive Officer since its inception ◼ From May 2017 until February 2021, Mr. Flores served as Chairman, Chief Executive Officer and President of Sable Permian Jim Flores Resources Chairman of ◼ Prior to Sable Permian Resources, Mr. Flores served as Vice Chairman of Freeport-McMoRan, Inc. and CEO of Freeport-McMoRan the Board Oil & Gas, a wholly owned subsidiary of Freeport-McMoRan Inc. and Chief ◼ From 2001 until 2013, Mr. Flores was the Chairman, CEO and President of Plains Exploration & Production Company and Executive Chairman and CEO of Plains Resources Inc. Officer ◼ Mr. Flores founded and oversaw the IPO of Flores & Rucks, renamed Ocean Energy, and served multiple offices including President, CEO, Vice Chair and Chairman through 2001 ◼ Mr. Patrinely has served as the Chief Financial Officer of Sable since its inception Gregory ◼ From June 2018 until February 2021, Mr. Patrinely served as Executive Vice President and Chief Financial Officer of Sable Patrinely Permian Resources ◼ Mr. Patrinely previously served as Treasurer for Sable Permian Resources, from May 2017 to June 2018, where he oversaw the Chief financial analysis and execution of refinancing, restructuring and acquisition efforts Financial ◼ Prior to Sable Permian Resources, Mr. Patrinely was a Manager in the Acquisitions & Divestments Group of Freeport-McMoRan Oil Officer & Gas, a wholly owned subsidiary of Freeport-McMoRan Inc. Sable Organizational Structure Jim Flores Chairman and CEO Management Team Gregory Patrinely Anthony Duenner Caldwell Flores Doss Bourgeois President Chief Operating Officer Chief Financial Officer General Counsel 8

2 Sable – Management Team History of Value Creation

1995
2000
2005
2010
2015

1992	2002	2003	2010	2012	2013	2014
Started Flores & Rucks; IPO'd in 1994 and later renamed Ocean Energy	Plains Exploration & Production spinoff from Plains Resources	Ocean Energy sold to Devon for $5.3 billion	Acquired Eagle Ford assets from Dan Hughes for ~$578 million	Acquired Deepwater GOM assets from BP/Shell for $6.1 billion	Sold PXP to Freeport-McMoRan for $15 billion	Sold Eagle Ford assets to Encana for $3.1 billion

Ocean Energy

Ent. Val. $1.4bn
Ent. Val. $5.3bn
+39% CAGR
15
22
28
46
118
134
138
152
1994
1995
1996
1997
1998
1999
2000
2001
Production (MBoe/d)

PXP
PLAINS EXPLORATION & PRODUCTION COMPANY

Ent. Val. $0.5bn
Ent. Val. $15.0bn
+15% CAGR
26
34
63
65
61
63
92
84
89
100
107
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Production (MBoe/d)

9

2 Sable – Management Team History of Value Creation 1995 2000 2005 2010 2015 1992 2002 2003 2010 2012 2013 2014 Started Flores & Rucks; Plains Exploration & Ocean Energy Acquired Eagle Ford assets Acquired Deepwater GOM Sold PXP to Sold Eagle Ford assets IPO’d in 1994 and later Production spinoff from sold to Devon from Dan Hughes for assets from BP/Shell for Freeport-McMoRan to Encana renamed Ocean Energy Plains Resources for $5.3 billion ~$578 million $6.1 billion for $15 billion for $3.1 billion Ent. Val. $5.3bn Ent. Val. $15.0bn 152 107 138 134 100 92 89 118 84 +15% CAGR +39% CAGR 65 63 63 61 Ent. Val. $0.5bn 46 34 Ent. Val. 26 $1.4bn 28 22 15 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Production (MBoe/d) Production (MBoe/d) 9

Sable Management Team is an Award-Winning California Operator

Offshore Highlights

National Safety Council

- **2011**: Occupational Excellence Achievement Award for 21 PXP locations
- **2010**: Occupational Excellence Achievement Award for PXP's California Los Angeles Basin San Vicente and Packard locations
- **2009 – 2010**: Perfect Record Award for operating 11,390 employee hours without occupational injury or illness involving days away from work
- **2009**: National Industry Leadership Award
- **2008**: Occupational Excellence Achievement Awards for Outstanding Safety Practices
- **2007**: Occupational Excellence Achievement Awards for Outstanding Safety Practices

California Department of Conservation – Geologic Energy Management

- **2008**: Recipient of the Environmental Lease Maintenance Award
- **2007**: Recipient of the Environmental Lease Maintenance Award
- **2006**: Recipient of the Clean Lease Awards
- **2006**: Recipient of the Environmental Lease Maintenance Award
- **2005**: Recipient of the Environmental Lease Maintenance Award
- **2004**: Recipient of the Environmental Lease Maintenance Award

U.S. Department of the Interior – Bureau of Land Management

10

3 Sable Management Team Has a Strong ESG & Operational Track Record in California Sable Management Team is an Award-Winning California Operator Offshore Highlights ▪ In 2004, Received Santa Barbara County’s First and Only “Resolution for Good Operator” Recognizing PXP’s Outstanding Operating Performance ▪ In 2004, Ranked MMS’s Best Operator in the Pacific OCS for Safety of Platform and Pipeline Operations ▪ In 2008, Santa Barbara County Commendation for Outstanding Maintenance Practices at LOGP ▪ 2011: Occupational Excellence Achievement ▪ 2008: Recipient of the Environmental Lease ▪ 2006: U.S. Bureau of Land Management Operator Award for 21 PXP locations Maintenance Award of the Year Award ▪ 2010: Occupational Excellence Achievement ▪ 2007: Recipient of the Environmental Lease ▪ 2006: Best Management Practices National Award Award for PXP’s California Los Angeles Basin San Maintenance Award in the area of Habitat Conservation Vicente and Packard locations ▪ 2006: Recipient of the Clean Lease Awards ▪ 2009 – 2010: Perfect Record Award for operating 11,390 employee hours without occupational ▪ 2006: Recipient of the Environmental Lease injury or illness involving days away from work Maintenance Award ▪ 2009: National Industry Leadership Award▪ 2005: Recipient of the Environmental Lease Maintenance Award ▪ 2008: Occupational Excellence Achievement Awards for Outstanding Safety Practices▪ 2004: Recipient of the Environmental Lease Maintenance Award ▪ 2007: Occupational Excellence Achievement Awards for Outstanding Safety Practices 10

SYU Development Background

All-American Pipeline crude oil transmission line to oil refineries state-wide
Consumer natural gas to the Southern California Gas Company
Gaviota
Refugio State Beach
Las Flores Canyon Facility
Goleta
Produced water return line
Natural gas transmission line
Power cable
Platform Hondo
Platform Heritage
Platform Harmony
Oil emulsion line
850 FT
1075 FT
1200 FT
Oil emulsion line
Natural gas line
Power cable
Oil emulsion line
Natural gas line
Power cable
SANTA BARBARA CHANNEL
N
Santa Maria
Las Flores Canyon
Santa Barbara
Las Flores Canyon Facility
ExxonMobil: Oil & Water Treating Plant and related facilities
POPCO: Natural gas Treating Plant
Typical sales per day prior to shut-in: 30,000 barrels of oil, 1,500 barrels of propane, and 25 million cubic feet of gas.

11

4 SYU – Premier Offshore Project Developed by Exxon Over 40+ Years SYU Development Background ◼ Discovered in 1968, over the course of 14 years Exxon consolidated more than a dozen offshore federal oil leases into a streamlined production unit known as SYU ─ SYU construction began in 1976 with Platform Hondo, with first production in 1981, followed by Platform Harmony and Platform Heritage (both online in 1994); both Harmony and Heritage have dedicated rigs for future development (1) ─ SYU includes 112 wells (90 producers, 12 injectors, 10 idle); sizable inventory of infill drilling and additional step-out drilling opportunities ─ Platforms located 5 to 9 miles offshore Santa Barbara County in shallow water depths of (2) 900-1,200’ ◼ Wholly owned onshore oil and natural gas processing facility at Las Flores Canyon (not visible from highway) ◼ Shut in since June 2015 due to pipeline issue (Plains All-American Pipeline (“AAPL”) operated) ─ Production at all Exxon platforms and facilities was safely suspended. SYU was placed into a preserved state with regular inspections and maintenance ─ AAPL received Consent Decree and is undertaking work to restart ─ Targeting potential SYU restart in January 2024 ─ Exxon acquired pipeline from AAPL ◼ Sable has agreed to acquire ownership and assume operatorship of the AAPL pipeline ◼ Sable actively evaluating strategy for CCUS utilizing existing infrastructure and access (1) Sable management have identified >100 infill drilling and step-out opportunities. (2) Primary Reservoir: Miocene Monterey formation (Sour low-gravity oil (4-26 API); Secondary Reservoirs: Oligocene and Eocene oil/gas sandstone (Sweet high-gravity oil (35 API). 11

4 SYU – Significant Production History & Significant Resource Potential

Santa Ynez Unit Overview

All American Pipeline
ARGUELLO, Inc.
Gaviota Plant
POPCO EXXONMOBIL
Las Flores Canyon Plant
Point
Conception
VENOCO
Ellwood Plant
HONDO
HARMONY
HERITAGE
HOLLY
3 miles
Santa Ynez

Robust Production Prior to Pipeline Closure

Historical Gross Oil Production (MBbl/d)
120
100
80
60
40
20
0
Mar-81
Mar-84
Mar-87
Mar-90
Mar-93
Mar-96
Mar-99
Mar-02
Mar-05
Mar-08
Mar-11
Mar-14

1 Billion + Barrels Recoverable

SYU Reservoir Characterization	1,700'	Original Oil Column
	(300')	Depleted Oil
	(400')	Gas Cap Expansion
	1,000'	**Oil Column Remaining**
Massive Resource	1,094	MMBoe of Net Recoverable Total Reserves
	(561)	MMBoe of Net Cum. Prod.
	533	**MMBoe of Remaining 1P Including 133 NSAI PDP and Company Estimates for Total Undeveloped** [(2)]

12

4 SYU – Significant Production History & Significant Resource Potential Santa Ynez Unit Overview ◼ Between 1981 and 2014, SYU produced over 671 MMBoe ─ Production averaged 29 MBbl/d and 27 MMcf/d in 2014 (gross), the last full year when the asset was online ─ Low, stable decline anticipated of ~8% on average annually from existing (1) PDP over the next five years ◼ Sable has also identified >100 additional infill development and step-out opportunities across the leasehold ─ In 2010, Exxon drilled the world’s longest extended-reach well from an 3 miles existing fixed platform drilling rig, increasing the ability to produce more oil from existing facilities; the well extends more than six miles horizontally Robust Production Prior to Pipeline Closure 1 Billion + Barrels Recoverable 120 1,700’ Original Oil Column 100 (300’) Depleted Oil SYU Reservoir 80 Characterization (400’) Gas Cap Expansion 1,000’ Oil Column Remaining 60 40 MMBoe of Net Recoverable Total 1,094 Reserves 20 Massive (561) MMBoe of Net Cum. Prod. Resource 0 MMBoe of Remaining 1P Including 533 133 NSAI PDP and Company (2) Estimates for Total Undeveloped Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. (1) 5-year period begins after production re-start date in January 2024. (2) NYMEX SEC category for nonproducing reserves is contingent. 12 Historical Gross Oil Production (MBbl/d)

Las Flores Canyon Cogeneration & Processing Facility

- Fully integrated oil and gas processing facilities to be acquired by Sable for managing 100% of the SYU produced volumes with additional capacity for future SYU development
- Gas and NGL volumes sold into the Southern California market to homes and businesses and oil volumes sold against Brent to local refineries
- Sable management believes that the facilities have been well maintained during the downtime and the asset re-start process is well underway having received a consent decree in Q4 2020 establishing path for AAPL's pipeline restart
- Evaluating significant CCUS opportunity leveraging existing infrastructure and access

Produced Water Pipeline
Transportation Terminal
Crude Storage Tanks
540 kbbl capacity
Biologic Water Treating Plant
Free Oil Removal
Degassing
Biological Treatment
LPG Storage & Loading
POPCO Gas Plant
Gas Sweetening
NGL Fractionation
Sulfur Recovery
Gas Compression
Go-Generation Power Plant
Gas Turbine (40 MW)
Steam Generation
Steam Turbine (10 MW)
Oil Treating Plant
Crude Dehydration
Crude Stabilization
Gas Separation & Compression
Gas Processing Plant
Gas Sweetening
Sulfur Recovery
NGL Fractionation
Fuel Gas sent to Power Plant
CCUS opportunities available through existing infrastructure

13

5 Wholly-Owned Infrastructure at Las Flores Canyon Reduces Cash Costs Las Flores Canyon Cogeneration & Processing Facility ◼ Fully integrated oil and gas processing facilities to be acquired by Sable for managing 100% of the Produced Water SYU produced volumes Pipeline Transportation with additional capacity for Terminal future SYU development Crude Storage ◼ Gas and NGL volumes sold Tanks into the Southern California market to homes and ◼ 540 kbbl capacity businesses and oil volumes LPG Storage & sold against Brent to local Biologic Water Loading refineries Treating Plant ◼ Free Oil Removal ◼ Sable management believes POPCO Gas Plant ◼ Degassing that the facilities have been ◼ Gas Sweetening ◼ Biological Treatment well maintained during the downtime and the asset re-◼ NGL Fractionation start process is well ◼ Sulfur Recovery underway having received a ◼ Gas Compression consent decree in Q4 2020 Go-Generation establishing path for Power Plant Gas Processing Plant AAPL’s pipeline restart ◼ Gas Turbine (40 MW) ◼ Gas Sweetening ◼ Steam Generation ◼ Evaluating significant ◼ Sulfur Recovery Oil Treating Plant CCUS opportunity ◼ Steam Turbine (10 MW) ◼ NGL Fractionation leveraging existing ◼ Crude Dehydration ◼ Fuel Gas sent to Power Plant infrastructure and access ◼ Crude Stabilization ◼ CCUS opportunities available through ◼ Gas Separation & Compression existing infrastructure 13

Forecast & Financial Summary

- **Run-Rate period reflects the first 12 months after production re-start, which is January 2024 through December 2024**
- **Sable management anticipate initial production rates of 28.1 MBoe/d based upon historic production, reservoir characteristics, and precedent shut-in events**
- **Forecast PDP decline of ~8% per annum for the initial five years after production re-start based upon management forecast; NSAI decline forecast of ~8%**
- **Management capital forecast assumes ~$27 MM of annual ESP capex in first three years of production, along with ~$5 MM of annual average capex attributable to the workover program over the same period; ~$36 MM of annual average capex attributable to sidetrack drilling beginning one year after production start (5)**
- **Asset generates significant free cash flow and Sable anticipates implementing a robust dividend policy once the asset is online**
- **As part of the acquisition and asset re-start, Sable will have a large NOL that will limit corporate cash taxes in the near-term**
- **Sable management also plans to implement a hedging strategy after production restarts that caps downside and preserves upside (7)**

Pre-Production Estimated Costs & Expenses ($MM) (8)	
Operating Expenses (9)	$60
General & Administrative	37
Pipeline Repair (10)	75
Total Pre-Production Costs & Expenses	**$172**

	Strip (2)	$90 / $4.50	$80.00 / $4.50
Benchmark Price ($ / Bbl)	$78.14	$90.00	$80.00
Benchmark Price ($ / MMBtu)	$4.69	$4.50	$4.50
Oil Production (MMBoe)	9	9	9
Gas Production (Bcf)	9	9	9
NGL Production (MMBoe)	0	0	0
Total Production (MMBoe)	**10**	**10**	**10**
Daily Rate (MBoe/d)	*28.1*	*28.1*	*28.1*
% Oil	*85%*	*85%*	*85%*
Oil Revenue	$641	$744	$657
Gas Revenue	44	42	42
NGL Revenue	4	5	4
Total Revenue	**$688**	**$790**	**$703**
Production Expenses	(168)	(168)	(168)
Production Taxes	(5)	(6)	(5)
General & Administrative	(38)	(38)	(38)
Interest Expense	(75)	(75)	(75)
Depreciation Expense	(0)	(0)	(0)
Income Taxes	(0)	(0)	(0)
Net Income	**$402**	**$503**	**$416**
Interest Expense	75	75	75
Depreciation Expense	0	0	0
Income Taxes	0	0	0
EBITDA (3)	**$477**	**$579**	**$492**
Pro Forma Enterprise Value / EBITDA (4)	*1.8x*	*1.5x*	*1.8x*
Capital Expenditures (5)	(30)	(30)	(30)
Unlevered Free Cash Flow (3)	**$447**	**$549**	**$462**
Interest Expense	(75)	(75)	(75)
Levered Free Cash Flow (3)	**$372**	**$473**	**$386**
Total Debt (6)	$623	$623	$623
Total Debt / Run-Rate EBITDA	1.3x	1.1x	1.3x

14

6 Substantial Run-Rate Cash Flow Generation Once SYU Re-Start is Complete… Ability to Implement a Robust Shareholder Return Policy Once SYU is Online (1) Forecast & Financial Summary Overview of Financial Projections – “Run Rate” Annual Cash Flow (2) Strip $90 / $4.50 $80.00 / $4.50 ◼ Run-Rate period reflects the first 12 months after Benchmark Price ($ / Bbl) $78.14 $90.00 $80.00 production re-start, which is January 2024 through Benchmark Price ($ / MMBtu) $4.69 $4.50 $4.50 December 2024 Oil Production (MMBoe) 9 9 9 ◼ Sable management anticipate initial production rates of Gas Production (Bcf) 9 9 9 28.1 MBoe/d based upon historic production, reservoir NGL Production (MMBoe) 0 0 0 characteristics, and precedent shut-in events Total Production (MMBoe) 10 10 10 ◼ Forecast PDP decline of ~8% per annum for the initial Daily Rate (MBoe/d) 28.1 28.1 28.1 five years after production re-start based upon % Oil 85% 85% 85% management forecast; NSAI decline forecast of ~8% Oil Revenue $641 $744 $657 ◼ Management capital forecast assumes ~$27 MM of Gas Revenue 44 42 42 annual ESP capex in first three years of production, NGL Revenue 4 5 4 along with ~$5 MM of annual average capex attributable Total Revenue $688 $790 $703 to the workover program over the same period; ~$36 MM Production Expenses (168) (168) (168) of annual average capex attributable to sidetrack drilling Production Taxes (5) (6) (5) (5) beginning one year after production start General & Administrative (38) (38) (38) ◼ Asset generates significant free cash flow and Sable Interest Expense (75) (75) (75) anticipates implementing a robust dividend policy once Depreciation Expense (0) (0) (0) the asset is online Income Taxes (0) (0) (0) Net Income $402 $503 $416 ◼ As part of the acquisition and asset re-start, Sable will Interest Expense 75 75 75 have a large NOL that will limit corporate cash taxes in Depreciation Expense 0 0 0 the near-term Income Taxes 0 0 0 ◼ Sable management also plans to implement a hedging (3) EBITDA $477 $579 $492 strategy after production restarts that caps downside and (4) Pro Forma Enterprise Value / EBITDA 1.8x 1.5x 1.8x (7) preserves upside (5) Capital Expenditures (30) (30) (30) (8) (3) Pre-Production Estimated Costs & Expenses ($MM) Unlevered Free Cash Flow $447 $549 $462 (9) Operating Expenses $60 Interest Expense (75) (75) (75) (3) Levered Free Cash Flow $372 $473 $386 General & Administrative 37 (6) (10) Pipeline Repair 75 Total Debt $623 $623 $623 Total Debt / Run-Rate EBITDA 1.3x 1.1x 1.3x Total Pre-Production Costs & Expenses $172 Note: Sable metrics are based on management estimates. Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. (1) Estimated re-start date of January 2024. Run-rate period reflects 12 months of cash flows following production re-start, which is January 2024 through December 2024. In $MM unless otherwise noted. (2) 2024 monthly NYMEX Brent Crude and Henry Hub pricing as of October 5, 2022. (3) Sable defines EBITDA as net income before interest expense, income tax expense and depletion, depreciation and amortization. Sable defines Unlevered Free Cash Flow as EBITDA minus capital expenditures. Sable defines Levered Free Cash Flow as Unlevered Free Cash Flow minus interest expense. (4) Pro Forma Enterprise Value (“TEV”) metrics assume 100% participation from IPO shareholders, $300 MM in PIPE financing and pro forma shares outstanding of 68.9 MM (3.0 MM Merger Consideration Shares, 7.2 MM Founders Shares, 30.0 MM PIPE Shares, and 28.8 MM IPO Shares), and $10.00 per share. (5) Sable management anticipates near-term capital expenditures will be focused on workovers and ESP installation to improve production from existing producing wellbores. st (6) Reflects initial balance of the Exxon 1 Lien Term Loan less $19 MM deposit. (7) Hedge plan likely to consist of costless deferred premium put spread / 3-way collar strategy. Hedging strategy is consistent with Sable management prior experience. (8) Estimated costs for the annual period prior to production re-start in January 2024. Excludes post-effective date accrued LOE of $75 MM post-effective date incurred from January 1, 2022 effective date associated with ongoing maintenance, transaction fees and expenses of $65 MM, and deposit paid to Exxon of $19 MM. (9) Estimated annual pre-production opex prior to production start date. (10) Estimated pipeline repairs accrued prior to production start date. 14

7 …& Attractive Valuation Relative to Peer Group

	Category	Acquired Asset Metric [1]	PF Multiple	Peer Average [2]
Highest Yield of the Peer Group	1st Full Year Unlevered Free Cash Flow Yield (%) [3]	$447 MM [4]	51%	25% [5]
32% Discount to Peer Group on TEV / EBITDA	TEV / 1st Full Year EBITDA [3]	$477 MM [4]	1.8x	2.7x [5]
Deep Discount to Intrinsic Value	NSAI Contingent PDP PV-10 / TEV	$1,745 MM	1.9x	NA [6]
71% Discount to Peer Group on PDP Reserves	TEV / NSAI Contingent PDP Reserves ($/Boe)	133 MMBoe [7]	$6.64	$23.23
38% Discount to Peer Group on Net Production	TEV / Net Production ($/MBoe/d)	28.1 MBoe/d [8]	$31,358	$50,834

15

7 …& Attractive Valuation Relative to Peer Group (1) (2) Category Acquired Asset Metric PF Multiple Peer Average st 1 Full Year Unlevered Free (4) (5) Highest Yield of the Peer Group $447 MM 51% 25% (3) Cash Flow Yield (%) st 32% Discount to Peer Group TEV / 1 Full Year (4) (5) $477 MM 1.8x 2.7x (3) on TEV / EBITDA EBITDA NSAI Contingent (6) Deep Discount to Intrinsic Value $1,745 MM 1.9x NA PDP PV-10 / TEV TEV / 71% Discount to Peer Group (7) NSAI Contingent PDP 133 MMBoe $6.64 $23.23 on PDP Reserves Reserves ($/Boe) TEV / 38% Discount to Peer Group (8) 28.1 MBoe/d $31,358 $50,834 Net Production ($/MBoe/d) on Net Production Note: Sable metrics assume NYMEX Brent Pricing as of October 5, 2022 and effective date of January 1, 2022, and are based on management estimates. Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. Sable TEV assumes no redemptions and $10.00 per share. (5) Reflects 2023E metrics. (1) Assumes NYMEX Brent Pricing as of October 5, 2022. (6) Peer group does not disclose PDP PV-10 metrics at a similar pricing and effective date. (2) Peer group includes: BRY, CHRD, CIVI, CRC, KOS, MGY, MUR, TALO and WTI as of October 5, 2022. TALO pro forma for EnVen Energy. (7) NYMEX SEC category for nonproducing reserves is contingent; NSAI PDP increased due to extension (3) Sable defines EBITDA as net income before interest expense, income tax expense and depletion, depreciation and amortization. Sable defines of field life with development drilling program and management estimated LOE. (8) Reflects January 2024 through December 2024 production. Unlevered Free Cash Flow as EBITDA minus capital expenditures. (4) Reflects cash flows from first 12 months online: January 2024 – December 2024. 15

7 Favorable Operational & Financial Metrics

I	Large Production Base	~28 MBoe/d Net Production Forecast Once Online	▪ Substantial production base that is ~80% oil with decades of productive history
II	High Margin	~$46.47 / Boe (1)(2) Run-Rate EBITDA Margin	▪ Supported by wholly owned infrastructure and access to Brent oil pricing
III	Substantial Free Cash Flow & Distribution Capacity	$372 MM (1)(2) Run-Rate Levered Free Cash Flow	▪ High cash distribution capacity relative to peers given reduced reinvestment rates and shallower decline profile
IV	Attractive Valuation	1.8x (1)(2) TEV / Run-Rate EBITDA	▪ Implied pro forma enterprise value represents a significant discount vs. the peer group(5)
V	Conservative Leverage Profile	~1.3x (1)(2) Total Debt / Run-Rate EBITDA	▪ Asset de-levers quickly once online toward long-term target of ~1.0x, with excess cash funding distributions ▪ Ability to refinance at lower rates once the asset is on-line
VI	Low Reinvestment	<15% (1)(3)(4) 5-year Average Reinvestment Rate	▪ Low investment required to maintain production and cash flow ▪ Benchmarks favorably vs. public peer group(5)
VII	Deep Inventory Opportunity	>100 Identified, Undrilled Opportunities	▪ Highly economic oil development opportunities representing infill and step-out locations with decades of performance history
VIII	Shallow Decline	~8% YoY (3) 5-Year Annual Average PDP Decline	▪ Shallow decline profile reduces reinvestment rate required to maintain projected production

(1) Reflects October 5, 2022 NYMEX Brent pricing.

16

7 Favorable Operational & Financial Metrics ~28 MBoe/d ◼ Substantial production base that is ~80% oil with decades of I Large Production Base Net Production Forecast productive history Once Online (1)(2) ~$46.47 / Boe ◼ Supported by wholly owned infrastructure and access to Brent II High Margin Run-Rate oil pricing EBITDA Margin (1)(2) $372 MM Substantial Free Cash Flow ◼ High cash distribution capacity relative to peers given reduced III Run-Rate Levered & Distribution Capacity reinvestment rates and shallower decline profile Free Cash Flow (1)(2) 1.8x ◼ Implied pro forma enterprise value represents a significant IV Attractive Valuation TEV / (5) discount vs. the peer group Run-Rate EBITDA ◼ Asset de-levers quickly once online toward long-term target of (1)(2) ~1.3x Conservative Leverage ~1.0x, with excess cash funding distributions V Total Debt / Profile Run-Rate EBITDA ◼ Ability to refinance at lower rates once the asset is on-line (1)(3)(4) <15% ◼ Low investment required to maintain production and cash flow VI Low Reinvestment 5-year Average (5) ◼ Benchmarks favorably vs. public peer group Reinvestment Rate ◼ Highly economic oil development opportunities representing >100 VII Deep Inventory Opportunity Identified, Undrilled infill and step-out locations with decades of performance Opportunities history (3) ~8% YoY ◼ Shallow decline profile reduces reinvestment rate required to VIII Shallow Decline 5-Year Annual Average maintain projected production PDP Decline Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. (1) Reflects October 5, 2022 NYMEX Brent pricing. (3) 5-year period begins after production re-start date in January 2024. (2) Run-Rate reflects period from January 2024 through December 2024 after the production re-start date. Sable (4) Reinvestment rate defined as annual capex divided by EBITDA. defines EBITDA as net income before interest expense, income tax expense and depletion, depreciation and (5) Peer group includes: BRY, CHRD, CIVI, CRC, KOS, MGY, MUR, TALO and WTI. TALO pro forma for EnVen Energy. Peer group reflects TEV / amortization. Sable defines Levered Free Cash Flow as Unlevered Free Cash Flow minus interest expense. 2023 EBITDA. Sable TEV assumes no redemptions and $10.00 per share. 16

Additional Detail

SYU Acreage Overview

Acreage Overview

- **Offshore Position**
  - 16 Federal Leases, ~76,000 acres
  - First leased in 1968
- **Santa Ynez Unit Agreement**
  - Effective date: November 12, 1970
  - Unit blocks: OCS-P 180, 181, 182, 183, 187, 188, 189, 190, 191, 192, 193, 194, 195, 326, 329, 461
  - Exxon operated, 100% WI, 83.6% NRI
  - Annual lease extensions granted by BSEE since shut-in; supported by quarterly updates
- **Onshore Position**
  - ~1,480 surface acres, facilities occupy ~35 acres
  - Facilities 100% Sable owned and operated (previously owned and operated by Exxon)

Bakersfield
San Francisco Refineries
Los Angeles Refineries
Line 903: Permitted, Upgrades / Repairs Construction Underway (113 miles)
Las Cruces
Line 901: Permit Approval in Process (10.8 miles)
ExxonMobil Las Flores Canyon Plant
Gaviota
Capitan
State Waters
SLA Boundary
193
192
189
23
Harmony
Hondo
195
194
326
191
190
188
187
25
Heritage
Santa Ynez Unit
20
183
182
329
181
180
461
X= 748,640'
Y= 807,840'

18

SYU Acreage Overview Acreage Overview ◼ Offshore Position ─ 16 Federal Leases, ~76,000 acres Bakersfield Los Angeles Refineries San Francisco Refineries ─ First leased in 1968 ◼ Santa Ynez Unit Agreement ─ Effective date: November 12, 1970 Line 903: Permitted, Upgrades / Repairs Construction Underway (113 miles) ─ Unit blocks: OCS-P 180, 181, 182, 183, Las Cruces 187, 188, 189, 190, 191, 192, 193, ExxonMobil 194, 195, 326, 329, 461 Line 901: Permit Approval in Process (10.8 miles) Las Flores Canyon Plant ─ Exxon operated, 100% WI, 83.6% NRI Gaviota ─ Annual lease extensions granted by BSEE Capitan since shut-in; supported by quarterly updates State ◼ Onshore Position Waters ─ ~1,480 surface acres, facilities occupy SLA Boundary ~35 acres ─ Facilities 100% Sable owned and operated (previously owned and operated by Exxon) Hondo Harmony Heritage Santa Ynez Unit 18

SYU Pipeline Status Significant Planning Effort Underway to Prepare for Restart ◼ 4/1/21 AAPL submission to the California Fire Marshal (“OSFM”) for approval of the AB864/Consent Decree compliance plans ◼ 12/4/21 OSFM accepts AAPL’s AB 864 Supplemental Implementation Plan ◼ 3Q22 zoning clearance approved; awaiting appeal process resolution before requesting final OSFM approval for 901/903 restart ◼ 1Q24 Sable targets possible restart of the onshore and offshore facilities ─ March 2020 consent decree establishes path for 901/903 restart ◼ Exxon purchased pipeline from AAPL 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Approval Zoning OSFM Approvals Final AB864 Clearances Approval Regulatory Work Integrity and Construction Field Activities: Restaffing / Contracting LFC / SYU Restart SYU Full Restart (target) 19 SYU 901/903

Undrilled Inventory Overview

New Drill Inventory Overview

Hondo
Harmony
Heritage
Mapping Horizon
Age
Type Log
Prod
Top Sisquoc
Top Monterey
2500' Original Oil Column
Base Monterey
Top Vaqueros
(Projected from wells)
Top Gaviota
(Projected from wells)
Top Sacate
Basement
Miocene
Monterey
Eocene
13° API Elevation
2014/2015 Campaign Drillwell
Infill / Step-Out Drilling Opportunity
Success Case Step-Out Offset
Opportunity Being Matured for Drilling Prior To Shut in

20

Undrilled Inventory Overview New Drill Inventory Overview ◼ SYU comprises several discrete fault bound accumulations; compartments defined by pressure compartments ◼ 2015 analysis identified step out potential for untested fault compartments or sub accumulations ─ Technical opportunity inventory based on spacing assumptions range from 20–80 acres (102 total opportunities) ─ For every platform, more opportunities exist than available donor wellbores at current spacing assumptions (i.e., slot-constrained) Hondo Harmony Heritage 13° API Elevation 2014/2015 Campaign Drillwell Infill / Step-Out Drilling Opportunity Success Case Step-Out Offset Opportunity Being Matured for Drilling Prior To Shut in 20

Substantial Reserve & Resource Base (1)(2) Reserve and Resource Summary Net Reserves Cash Flows ($MM) Oil Gas NGL Total 2024E Prod. R / P Capex PV-10 Reserve Category (MMBbls) (MMcf) (MMBbls) (MMBoe) (MBoe/d) (x) ($MM) Current Strip 5% Strip Inc. 10% Strip Inc. (3) PDP 111 123 2 133 27 13.7x $0 $1,703 $1,856 $2,008 ESP Installation 25 20 0 29 2 NA $80 $460 $495 $530 Proved Developed 136 143 2 162 28 15.7x $80 $2,163 $2,351 $2,538 (4) Development Drilling Program 223 182 3 256 0 NA $1,897 $1,054 $1,149 $1,243 Development Workover Program 100 82 1 115 0 NA $300 $1,119 $1,185 $1,252 Total Undeveloped 323 264 4 371 0 0.0x $2,197 $2,173 $2,334 $2,495 Total Net Reserves / Total Blended NAV 459 407 6 533 28 51.9x $2,277 $4,336 $4,685 $5,033 Net Sales Reserves (MMBoe) PV-10 Reserves ($MM) Reserves by Commodity NGL Development Development Gas 1% Workover Workover PDP 13% Program Program 133 PDP $1,119 115 $1,703 ESP Development Installation Drilling Development Oil 29 Program Drilling 86% $1,054 Program ESP 256 Installation $460 Note: Management estimates are inherently uncertain. Actual results may differ in a material amount from management estimates and projections. (1) Assumes NYMEX Brent Strip Pricing as of October 5, 2022 and effective date of January 1, 2022. (2) Oil and gas resources presented as “reserves” in this presentation are currently classified as “contingent resources” rather than as “reserves” because of the absence of means to deliver production to market. See “Oil and Gas Resource and Reserve Information” on page 2 for additional information regarding the presentation of oil and gas reserves in this presentation. (3) NSAI PDP at Brent Pricing and Management Estimated LOE; NSAI PDP increased due to extension of field life with contemplated drilling program. (4) Field expenses beyond PDP only life applied to upside drills. 21

Historical Net Lease Operating Expenses Overview of Historical Net Lease Operating Expenses ($MM) (1) 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 (2) Production Oil Production (MMBoe) 9.2 8.9 3.0 0.3 0.0 0.0 0.0 0.0 0.0 0.0 Gas Production (Bcf) 8.5 8.2 3.1 (0.0) 0.0 (0.0) 0.0 0.0 0.0 0.0 NGL Production (MMBoe) 0.1 0.1 0.1 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Total Production (MMBoe) 10.8 10.4 3.6 0.3 0.0 (0.0) 0.0 0.0 0.0 0.0 Daily Rate (MBoe/d) 29.5 28.4 9.8 0.9 0.0 (0.0) 0.0 0.0 0.0 0.0 % Oil 86% 86% 84% 98% 0% (1)% 0% 0% 0% 0% Revenue Oil Revenue $806 $683 $113 $3 $0 $0 $0 $0 $0 $0 Gas Revenue $25 $29 $10 $0 $0 $0 $0 $0 $0 $0 NGL Revenue $7 $8 $2 ($0) ($0) $0 $0 $0 $0 $0 Other Revenue $14 $20 $3 $0 $0 $0 $0 $0 $0 $0 Total Revenue $852 $738 $128 $3 $0 $1 $0 $0 $0 $0 Operating Expenses Operating $73 $72 $48 $21 $29 $17 $20 $19 $24 $10 Maintenance $60 $53 $171 $27 $19 $27 $41 $16 $39 $25 Logistics $10 $9 $14 $11 $8 $8 $8 $7 $6 $3 Facility Modification $23 $73 $0 $0 $0 $0 $0 $0 $0 $0 Well Work $22 $8 $6 ($0) $0 $0 $0 $0 $0 $0 Energy $27 $26 $12 $4 $5 $5 $5 $5 $4 $3 Exploratory Costs $0 $0 $0 $0 $0 ($0) $0 $0 $0 $0 Other $0 $0 $0 $0 $0 $0 $0 $0 $1 $1 Total Operating Expenses $215 $241 $252 $62 $60 $57 $75 $46 $74 $43 Taxes Ad Valorem Taxes $5 $5 $5 $3 $2 $2 $0 $2 $1 $1 Area & License Fees $0 $0 $1 $0 $0 $0 $0 $0 $0 $0 Total Taxes $5 $5 $6 $4 $2 $2 $0 $2 $1 $1 Net Operating Cash Flow $633 $492 ($130) ($63) ($62) ($58) ($75) ($47) ($75) ($43) Capital Expenditures Capital Expenditures, DC&E $97 $166 $45 ($3) $2 $0 ($2) $0 $0 $0 (3) Capital Expenditures, Abex $16 $9 $0 $0 $0 $0 $0 $0 $0 $0 Total Capital Expenditures $113 $175 $45 ($3) $2 $0 ($2) $0 $0 $0 (4) Net Free Cash Flow $520 $317 ($174) ($61) ($64) ($59) ($74) ($47) ($75) ($43) (1) For the period January through August 2022. (2) Excludes volumes consumed in field operations. 9.2 MBoe/d consumed in field operations in 2014. (3) Abandonment capital expenditures. (4) Net free cash flow defined as revenue less operating expenses, taxes, and capital expenditures. 22

Ownership Analysis Across Redemption Levels Ownership Analysis Across Redemption Levels Redemption Levels 0.0% 50.0% 100.0% Investor Units Shares (MM) Ownership (%) Shares (MM) Ownership (%) Shares (MM) Ownership (%) (1) Merger Consideration Shares 3.0 4.4% 3.0 5.5% 3.0 7.5% Founders Shares 7.2 10.4% 7.2 13.2% 7.2 17.9% PIPE Shares 30.0 43.5% 30.0 55.0% 30.0 74.7% IPO Shares 28.8 41.7% 14.4 26.3% 0.0 0.0% (2) Pro Forma Units Outstanding 68.9 100.0% 54.6 100.0% 40.2 100.0% (1) Consists of 3.0 MM shares to Sable as consideration for the merger. Does not include 3.6 MM incentive shares to be issued pursuant to post-closing grants to Sable senior management, which are subject to vesting and lockup periods. The 3.6 MM incentive shares may be adjusted to a lesser number of shares on a proportionate basis such that the number of incentive shares and merger consideration shares, together, will not represent greater than 15% of the outstanding Flame shares immediately following the Merger (taking into account the issuance of shares in the PIPE and redemptions in connection with the Merger). (2) Excludes FLME warrants. 23

Summary Risk Factors Risks Related to Restart of Production We need to satisfy a number of permitting obligations and other requirements before we can restart production. The requirements to restart Lines 901 and 903 include those set forth in a federal court consent decree. While the operator of the lines has satisfied most of the conditions to restart including under the consent decree, there is no assurance that we will be successful in satisfying the remainder of the requirements and restarting production in a timely manner. Our assumptions and estimates regarding the total costs associated with restarting production may be inaccurate. Risks Related to the Business of SYU Our business plans require significant amount of capital. In addition, our future capital needs may require us to issue additional equity or debt securities that may dilute our shareholders or introduce covenants that may restrict our operations or ability to pay dividends. We are subject to anti-corruption, anti-bribery, anti-money laundering, financial and economic sanctions and similar laws, and noncompliance with such laws can subject us to administrative, civil and criminal fines and penalties, collateral consequences, remedial measures and legal expenses, all of which could adversely affect out business, results of operations, financial condition, and reputation. Changes in U.S. or international trade policy, including the continuation or imposition of tariffs and the resulting consequences, could adversely affect our business, prospects, financial condition, and operating results. Any financial or economic crisis, or perceived threat of such a crisis, including a significant decrease in consumer confidence, may materially and adversely affect our business, financial condition, and results of operations. Our business, financial condition and results of operations may be adversely affected by pandemics (including COVID-19) and epidemics, natural disasters, terrorist activities, political unrest, and other outbreaks. Our estimated reserves are based on many assumptions that may prove to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of our reserves. We are subject to compliance with environmental and occupational safety and health laws and regulations that may expose us to significant costs and liabilities. Our ability to retain and/or obtain necessary licenses and permits to operate the business may negatively impact our financial results. Oil, natural gas and natural gas liquids, or“NGL” prices are volatile, due to factors beyond our control, and greatly affectSYU’s business, results of operations and financial condition. Any decline in, or sustained low levels of, oil, natural gas and NGL prices will cause a decline inSYU’s cash flow from operations, which could materially and adversely affect its business, results of operations and financial condition. If commodity prices decline and remain depressed for a prolonged period,SYU’s business may become uneconomic and result in write downs of the value of our properties, which may adversely affect our financial condition and our ability to fund operations. An increase in the differential between the Brent or other benchmark prices of oil and natural gas and the wellhead price we expect to receive for our future production could significantly reduce our cash flow and adversely affect our financial condition. Our hedging strategy in the future may not effectively mitigate the impact of commodity price volatility from our cash flows, and our hedging activities could result in cash losses and may limit potential gains. Developing and producing oil, natural gas and NGLs are costly and high-risk activities with many uncertainties that may adversely affect our business, financial condition, results of operations and cash flows. Many of these risks are heightened for us due to the fact that most of our equipment has been shut-in for more than seven years. Development and production of oil, natural gas and/or NGLs in offshore waters have inherent and historically higher risk than similar activities onshore. Oil and natural gasproducers’ operations are substantially dependent on the availability of water and the disposal of waste, including produced water and drilling fluids. Restrictions on the ability to obtain water or dispose of waste may impact our operations. The unavailability or high cost of equipment, supplies and crews could delay our operations, increase our costs and delay forecasted revenue. The third parties on whom we rely for transportation services are subject to complex federal, state and other laws that could adversely affect the cost, manner or feasibility of conducting our business. Our business depends in part on pipelines, gathering systems and processing facilities owned by us or others. Any limitation in the availability of those facilities could interfere with our ability to market our oil, natural gas and NGL production. We may incur losses as a result of title defects or deficiencies in our properties. We will not own all of the land on which the assets are located or all of the land that we must traverse in order to conduct our operations. There are disputes with respect to certain of the rights-of-way or other interests and any unfavorable outcomes of such disputes could require us to incur additional costs. We may be unable to restart production by January 1, 2026, which would permit ExxonMobil to exercise a reassignment option and take ownership of SYU without any compensation or reimbursement. Restrictive covenants in the term loan agreement or any future agreements governing our indebtedness could limit our growth and our ability to finance our operations, fund our capital needs, respond to changing conditions and engage in other business activities that may be in our best interests. Under the terms of the term loan agreement, restarting production leads to an accelerated maturity date following a specified grace period, and there is no assurance that we will be able to refinance the term loan agreement on acceptable terms or at all prior to the accelerated maturity date. We may in the future refinance our existing indebtedness or incur new indebtedness at variable rates and without the option to pay interest in-kind, which would subject us to interest rate risk and could cause our debt service obligations to increase significantly. We are exposed to trade credit risk in the ordinary course of our business activities. We may incur substantial losses and be subject to substantial liability claims as a result of catastrophic events. We may not be insured for, or our insurance may be inadequate to protect us against, these risks. Expenses not covered by our insurance could have a material adverse effect on our financial position and results of operations. We are subject to complex federal, state, local and other laws, regulations and permits that could adversely affect the cost, manner or feasibility of conducting our operations. 24

Summary Risk Factors (Cont’d) The listing of a species as either“threatened” or“endangered” under the federal and/or California Endangered Species Act could result in increased costs, new operating restrictions, or delays in our operations, which could adversely affect our results of operations and financial condition. Conservation measures, technological advances and increasing public attention and activism with respect to climate change and environmental matters could reduce demand for oil, natural gas and NGLs and have an adverse effect on our business, financial condition and reputation. Climate change legislation or regulations restricting emissions of“greenhousegases” could result in increased operating costs and reduced demand for the oil, natural gas and NGL we expect to produce. The enactment of derivatives legislation could have an adverse effect on our ability to use derivative instruments to reduce the effect of commodity price, interest rate and other risks associated with our business. Attempts by the California state government to restrict the production of oil and gas could negatively impact our operations and result in decreased demand for fossil fuels in California. Our production, revenue and cash flow from operating activities are derived from assets that are located in California and offshore areas, making us vulnerable to risks associated with having operations concentrated in one geographic area. All of our operations are in California and offshore areas, much of which are conducted in areas that may be at risk of damage from fire, mudslides, earthquakes or other natural disasters. Increasing attention to environmental, social and governance matters may impact our business. Environmental groups may initiate litigation and take other actions to attempt to delay or prevent us from obtaining required approvals to restart production. The Inflation Reduction Act of 2022 could accelerate the transition to a low carbon economy and may impose new costs on our operations. Certain U.S. federal income tax deductions currently available with respect to oil and natural gas exploration and production may be eliminated as a result of future legislation. The cost of decommissioning and the cost of financial assurance to satisfy decommissioning obligations are uncertain. We may be required to post cash collateral pursuant to our agreements with sureties, letter of credit providers or regulators under our existing or future bonding or other arrangements, which may have a material adverse effect on our liquidity and our ability to execute our capital expenditure plan and our asset retirement obligation plan and comply with the agreements governing our existing or future indebtedness. Our business could be negatively affected by security threats, including cybersecurity threats, destructive forms of protest and opposition by activists and other disruptions. Risks Related to Ownership of Flame Securities and the Potential Business Combination Our Sponsor, certain members of the Flame board of directors and certain other Flame officers have interests in the potential business combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the potential business combination proposal and approval of the other proposals described in the proxy statement that will be filed in connection with the potential business combination. Our sponsor, certain insiders, directors, officers, advisors and their affiliates may elect to purchase public shares from public stockholders, which may influence a vote on the potential business combination, reduce the public“float” of Flame common stock and affect its market price, and have interests in the potential business combination different from the interests ofFlame’s public stockholders. We and SYU will be subject to business uncertainties and contractual restrictions while the potential business combination is pending. We have identified material weaknesses in our internal control over financial reporting. These material weaknesses could continue to adversely affect investor confidence in us and materially adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner. Shareholder litigation could prevent or delay the closing of the potential business combination or otherwise negatively impact our business, operating results and financial condition. The exercise ofFlame’sdirectors’ andofficers’ discretion in agreeing to changes or waivers in the terms of the potential business combination may result in a conflict of interest when determining whether such changes to the terms of the potential business combination or waivers of conditions are appropriate and inFlame’sstockholders’ best interest. Our ability to successfully effect the potential business combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including the key personnel of SYU whom we expect to stay with the post-combination business following the potential business combination. The loss of key personnel could negatively impact the operations and profitability of our post-combination business and its financial condition could suffer as a result. Upon closing of the potential business combination, we expect to have a significant amount of cash and our management will have broad discretion over the use of that cash, subject to limitations imposed on us under the term loan agreement with ExxonMobil. We may use our cash in ways that stockholders may not approve. Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations. Going public through a merger rather than an underwritten offering presents risks to unaffiliated investors. Subsequent to completion of the potential business combination, Flame may be required to take write-downs or write-offs, restructure its operations, or take impairment or other charges, any of which could have a significant negative effect onFlame’s financial condition, results of operations andFlame’s stock price, which could cause you to lose some or all of your investment. 25